UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05782
PNC Funds, Inc.
(Exact name of registrant as specified in charter)
Two Hopkins Plaza
Baltimore, MD 21201
(Address of principal executive offices) (Zip code)
Jennifer E. Spratley
Two Hopkins Plaza
Baltimore, MD 21201
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-551-2145
Date of fiscal year end: May 31
Date of reporting period: November 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

 Item 1. Reports to Stockholders.
 The Report to Shareholders is attached herewith.

Semi-Annual Report

PNC Funds, Inc.

Shareholder Update and
Semi-Annual Report

NOVEMBER 30, 2009

PNC MUTUAL FUNDS

PNC Funds, Inc. Shareholder Update and Semi-Annual Report NOVEMBER 30, 2009

Table of Contents

President’s Message	1
Management’s Discussion of Fund Performance	5

Annual Report to Shareholders
Schedules of Portfolio Investments
Prime Money Market Fund	24
Government Money Market Fund	27
Tax-Exempt Money Market Fund	29
Capital Opportunities Fund	32
International Equity Fund	35
Limited Maturity Bond Fund	41
Total Return Bond Fund	45
Maryland Tax-Exempt Bond Fund	51
Tax-Exempt Limited Maturity Bond Fund	54
National Tax-Exempt Bond Fund	58
Investment Abbreviations	62
Statements of Assets and Liabilities	64
Statements of Operations	68
Statements of Changes in Net Assets	70
Financial Highlights	74
Notes to Financial Statements	84
Board Consideration of Advisory Agreements	95
Shareholder Expense Example	99
This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus for the Funds which contain information concerning the Funds’ investment policies, expenses, ongoing fees, as well as other pertinent information. The prospectus should be read carefully before investing.
Shares of PNC Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by The PNC Financial Services Group, Inc., its parent company or its affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal.
The Money Market Funds are neither insured nor guaranteed by the FDIC or any other government agency. Although the Money Market Funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Funds.
Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results.
PNC Fund Distributor, LLC serves as the Funds’ distributor.
In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Funds’ investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Funds could be materially different from those projected, anticipated, or implied. The Funds have no obligation to update or revise forward-looking statements.

PNC Funds, Inc.
Shareholder Update and Semi-Annual Report
November 30, 2009
A Message from the President
Dear Shareholders:
We are pleased to present this semi-annual report for PNC Funds, Inc. This report provides a detailed review of the markets, the portfolios and our management strategies. Also included are financial statements and a schedule of portfolio investments listing securities held as of November 30, 2009 for each of the PNC Funds.
Each of the PNC Funds generated solid positive absolute returns during the semi-annual period. Six of the seven equity and fixed income PNC Funds also outperformed their respective benchmark index and/or Lipper peer group or Morningstar category for the six months ended November 30, 2009. Such absolute and relative performance is testament, we believe, to the portfolio managers’ consistent emphasis on both risk management and investment opportunity.
We continued to enhance our array of investment options during the six months ended November 30, 2009.
°	PNC Capital Advisors, Inc., the investment adviser to PNC Funds, Inc., merged with its affiliate, Allegiant Asset Management Company, effective September 30, 2009 into a newly formed Delaware limited liability company named PNC Capital Advisors, LLC. In so doing, we maintained our strong business relationships with top-line asset managers such as Morgan Stanley Investment Management, Ltd. and GE Asset Management Inc. We also increasingly drew on the proven experience of several of our own PNC and Allegiant portfolio managers. For example, effective September 30, 2009:
•	Gordon Johnson of PNC Capital Advisors, LLC assumed responsibility for the day-to-day portfolio management of PNC Capital Opportunities Fund, replacing Delaware Management Company.

•	Martin Schulz of PNC Capital Advisors, LLC assumed responsibility for a portion of PNC International Equity Fund, replacing Artio Global Management LLC.
°	To best serve the interests of its shareholders, the Board of Directors of PNC Funds, Inc. approved a plan on September 22, 2009 whereby all share classes of PNC Diversified Real Estate Fund were liquidated after close-of-business on November 27, 2009 and all remaining assets were then distributed to the Fund’s shareholders.

°	We continue to believe that by offering the opportunity to diversify your investments among an array of equity, taxable and tax-exempt fixed income and money market mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.
On the following pages, each of the portfolio managers discusses the management of his or her PNC Fund over the semi-annual period. The conversations highlight key factors influencing recent performance of the PNC Funds. For your convenience, those PNC Funds with similar objectives and strategies have been combined into one discussion. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the six-month period, especially given the fact that market conditions shifted dramatically compared to the prior reporting period.
* * *
Economic Review
Economic conditions markedly improved during the six months ended November 30, 2009. Real Gross Domestic Product (“GDP”) had declined 5.7% in the first quarter of 2009, but then decreased a comparatively modest 0.7% in the second quarter of 2009 before increasing 2.8% in the third quarter of 2009. Most economists are anticipating positive growth in the fourth quarter of 2009 as well. The upturn in real GDP in the third quarter primarily reflected upturns in personal consumption expenditures (“PCE”), in private inventory investment, in exports, and in residential fixed investment and a smaller decrease in nonresidential fixed investment that were partly offset by an upturn in imports, a downturn in state and local government spending, and a deceleration in federal government spending. Also, certain key drivers in the housing market improved. Domestic profits of financial corporations increased $97.0 billion in the third quarter, compared with an increase of $28.5 billion in the second. Domestic profits of non-financial corporations were also positive though less robust, increasing $12.9 billion in the third quarter, compared with an increase of $29.8 billion in the second.

Several indicators supported GDP growth expectations for the fourth quarter. For example, in retailers as diverse as health stores and electronics boutiques, sales rose 1.3% in November 2009 from October, nearly twice the gain economists had expected. Excluding cars and gasoline sales, which can be volatile, the jump was 0.6%, three times as much as economists had predicted. The retail sales figure reflected a 1.9% increase from November 2008, when the chill in consumer spending had begun to take hold—the first year-over-year increase since August 2008. There were also indications of economic renewal on the business side. A government report showed that businesses increased their inventories in October 2009 (latest data available), after more than a year of cutting back. The gain was a modest 0.2%, but analysts had said they believed inventories would decline by that much. Any increase means businesses are restocking their shelves, which stimulates factory production and creates jobs.
Also on the positive side, inflation remained of little concern, at least for now. Oil prices rose from just over $66 per barrel at the end of May 2009 to $77.28 per barrel at the end of November 2009. Due primarily to the resultant sharp increase in energy prices overall, the Consumer Price Index rose at an annualized rate of 1.8% at the end of the semi-annual period. However, it should be noted that this was the first positive 12-month change since February 2009. Core inflation, which excludes food and energy prices, stood at a 1.7% annualized rate.
Still weighing on the economy was ongoing weakness in the labor market. U.S. employers cut a far fewer-than-expected 11,000 jobs in November 2009, the smallest decline since the start of the recession in December 2007. The improvement in the labor market in November was broad based, which combined with the slowed pace of layoffs, strongly suggested the deterioration in the labor market was in its final stages. The unemployment rate, however, still stood at 10% at the end of November, having reached a 26 year high of 10.2% in October, and there were still at least 15.4 million American unemployed, many of them for more than six months.
Equities
Virtually all of the major U.S. equity indices enjoyed robust double-digit gains during the six months ended November 30, 2009, as the equity market rally that began in early March 2009 continued with investors factoring into stock prices the prospects for economic recovery. This is not to say that the period was without volatility. Through September, several big themes drove the equity market. Positive statements about the recession likely being over from Federal Reserve Board (the Fed) Chairman Ben Bernanke contributed some optimism. Investors appeared to agree that massive economic stimulus programs and packages have been put in place and that stimulus should now be allowed to work its way through the financial system. The popular “cash for clunkers” program helped spur auto sales and managed to get consumers to spend. A falling dollar boosted commodity stocks and the stocks of companies doing a majority of their business outside the United States. Financial stocks continued to recover from the crushing they had absorbed into March. Technology’s strength continued. Some outliers bottomed and rebounded sharply. On the downside, while Wall Street staged a robust rally, concerns about Main Street remained. October saw choppy equity market results, as economic data was more mixed and investors questioned how long one of the biggest equity market recoveries ever could last. November then saw a rebound in the equity markets, although the end of the month saw renewed volatility as concerns heightened about the city-state of Dubai precipitating a global financial crisis when it called for a delay of six months on any debt repayment from its Dubai World industrial conglomerate. The fear was that losses in the small emirate, which has drawn wealthy tourists from around the globe in the past decade, could imperil the nascent economic rebound.
In all, mid-cap stocks within the U.S. equity market performed best, followed closely behind by large-cap stocks. Small-cap stocks also generated double-digit gains, but lagged a bit further behind. Value stocks outperformed growth stocks within the mid-cap and small-cap segments of the U.S. equity market, but there was little difference between the performance of the two styles within the large-cap segment.
International equity markets overall, as measured by the MSCI EAFE Index, posted similar gains to the U.S. equity markets, trailing by only the slightest of margins. Cyclical stocks led the international equity market rally, though all ten sectors rose over the semi-annual period. Materials, the best performing sector, was strong on the rebound in metals and mining stocks and construction material stocks that started in the first quarter of 2009. Telecommunications, consumer staples, financials and health care also outperformed, while industrials, consumer discretionary and energy underperformed the MSCI EAFE Index. Utilities and information technology, although positive, were the worst performing sectors during the semi-annual period. All individual country markets within the MSCI EAFE Index were also in positive territory, with Australia and Spain being the best performers and Finland and Japan the worst performing markets. The emerging equity markets as a whole outperformed the developed equity markets on a relative basis during the six months ended November 30, 2009, boosted by waning risk aversion.

Fixed Income
As the semi-annual period unfolded, the financial panic that had dominated in months prior subsided and a strong rally in “riskier” assets started, especially in credit-related products such as high-yield and investment-grade corporate bonds. Attractive valuations, a willingness to increase risk as early signs of economic recovery grew more evident, and massive amounts of liquidity caused spreads, or the difference in yields between non-Treasury and comparable-duration Treasury securities, to tighten dramatically. Investor confidence was also buoyed by accommodative monetary policy and the commitment of the Fed to maintain the targeted federal funds rate at its near-zero level for an extended period. While virtually all non-Treasury sectors outperformed Treasuries for the semi-annual period overall, U.S. Treasury securities still generated positive returns.
For the semi-annual period overall, 2-year Treasury yields fell 0.25% to 0.67%, 10-year Treasury yields dropped 0.26% to 3.21%, and 30-year Treasury yields declined 0.14% to 4.20%.
High-yield corporate bonds were the best performing fixed income sector within the Barclays Capital U.S. Aggregate Bond Index, boosted primarily by a combination of attractive valuations, increased perception of reduced systemic risk and the growing belief that the recession is over. Returns on commercial mortgage-backed securities (CMBS) followed. Investment-grade corporate bonds followed those of CMBS, as improved equity market valuations, declining volatility and low yields on U.S. Treasuries supported the strong performance in the credit markets overall during the semi-annual period. Asset-backed securities also outperformed U.S. Treasuries by a significant margin, as did agency mortgage-backed securities to a more modest degree. Overall, lower-quality issues dramatically outperformed higher-quality issues, and, in general, longer maturities (that is, those bonds with maturities of ten years or more) outperformed shorter maturities.
The tax-exempt bond market overall lagged the taxable fixed income markets for the semi-annual period, but still generated solid positive returns, boosted primarily by strong technicals, as the introduction of the Build America Bond (BAB) program diminished supply while demand for tax-exempt municipal bonds increased.
Money Markets
Compared to the prior reporting period, the semi-annual period ended November 30, 2009 was much less “exciting” and eventful, with the Fed maintaining the targeted federal funds rate near zero and thus driving the dominant theme in the taxable and tax-exempt money markets—that is, low yields.
* * *
Please note that on December 15, 2009, shortly after the close of this semi-annual period, a special meeting of each PNC Fund’s shareholders was convened. Shareholders of all PNC Funds discussed herein, with the exception of PNC Prime Money Market Fund and PNC Government Money Market Fund, approved the merger of the respective PNC Fund into the Allegiant Funds, whereby all of each PNC Fund’s assets and liabilities will be transferred to its respective acquiring Allegiant Fund, as described in detail in the PNC Funds’ Prospectus Supplement dated September 30, 2009. All corresponding investment advisory agreements with PNC Capital Advisors, LLC were also approved. Shareholders of the PNC Funds will become shareholders of the acquiring Allegiant Fund and receive shares of that Fund, the total value of which will be equal to the total value of their shares of the PNC Fund on the date of the merger. After the shares of the Allegiant Fund are transferred, the PNC Fund will cease operations. No sales charges will be imposed on the transfer. The transaction will result in neither a gain nor loss to PNC Fund shareholders for federal income tax purposes. We anticipate that the merger will take place in the first quarter of 2010. In addition, the Board of Trustees of Allegient Funds approved a name change for Allegient Funds to PNC Funds which is expected to occur shortly after the merger transaction closes.
The shareholder meeting for PNC Prime Money Market Fund and PNC Government Money Market Fund was adjourned until January 6, 2010 at which time shareholders of these funds approved the proposals as discussed above.
We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. By staying invested in assets allocated based on your individual goals, you mitigated the effects of the severe correction seen during the prior reporting period and successfully captured the upside of strong rallies, such as that seen in the equity markets and non-Treasury fixed income sectors during this semi-annual period.

We also thank you for being a part of the PNC Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.
Best Regards,
Kevin A. McCreadie
President, PNC Funds, Inc.
President and Chief Investment Officer,
PNC Capital Advisors, LLC

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance
November 30, 2009
Portfolio Highlights
(Unaudited)
On November 30, 2009, Prime Money Market Fund had net assets invested in a diversified portfolio of:

Commercial Paper	52.2%
U.S. Government Agency Securities	12.7%
Certificates of Deposit	11.3%
Repurchase Agreements	9.8%
Money Market Funds	8.0%
Corporate Bonds	5.3%
Bankers Acceptance	0.7%

100.0%

Portfolio Highlights
(Unaudited)
On November 30, 2009, Government Money Market Fund had net assets invested in a diversified portfolio of:

U.S. Government Agency Securities	61.1%
Repurchase Agreements	30.1%
Money Market Funds	8.8%

100.0%

Portfolio Highlights
(Unaudited)
On November 30, 2009, the net assets of Tax-Exempt Money Market Fund were diversified into the following states (only the top 10 are listed):

Texas	14.4%
Ohio	9.1%
Pennsylvania	8.8%
Kentucky	7.1%
Missouri	6.3%
Tennessee	6.0%
Michigan	5.7%
Virginia	5.3%
New Mexico	5.3%
Minnesota	5.2%
Other	26.8%

100.0%

An interview with:
Kelley Brunssen, Adam Hynes and Team
Portfolio Managers, Prime Money Market Fund and Government
Money Market Fund
PNC Capital Advisors, LLC
Adam Mackey, Amy Carcione and Team
Portfolio Managers, Tax-Exempt Money Market Fund
PNC Capital Advisors, LLC
What factors affected the money markets during the semi-annual period?
The semi-annual period ended November 30, 2009 was much less “exciting” and eventful than the prior reporting period, with the Federal Reserve Board (the Fed) maintaining the targeted federal funds rate near zero and thus driving the dominant theme in the money markets—that is, low yields.
The Fed met four times during the semi-annual period, voting each time to maintain the 0% to 0.25% target range for the federal funds rate it had first established in December 2008. Although conditions in the financial markets had generally improved during these months, the Fed expected economic activity to remain weak for some time. More specifically, the Fed stated, “Household spending appears to be expanding but remains constrained by ongoing job losses, sluggish income growth, lower housing wealth, and tight credit.”
During these same six months, the Fed reinforced and expanded its commitment to utilize many of the policy tools employed earlier in 2009 to promote economic recovery, such as extending purchases of agency debt, including mortgage-backed securities, into the first quarter of 2010. The Fed also announced the extension of the Commercial Paper Funding Facility (CPFF) and Asset-Backed Money Market Lending Facility (AMLF), two of the emergency credit programs put into place in the fall of 2008, until February 1, 2010 in order to provide continued support to the money markets. The Fed announced the purchase of over $300 billion of Treasury securities would be completed by October 2009, months earlier than originally planned. Meanwhile, the European Central Bank (ECB) announced the start of a one-year repurchase operation, providing attractive, longer-term financing for eligible European banks, wherein the ECB would lend money at a 1% interest rate. The ECB’s first auction in June 2009 was met with strong demand, and it held a second auction in September 2009. Both auctions had the effect of reducing the need of Yankee banks, or foreign banks with operations in the U.S., to seek financing in the U.S. commercial paper market.
Throughout the semi-annual period, the money markets continued to face declining yields, with yields on many money market funds approaching zero. Such low yields forced otherwise risk-averse investors to look further out the curve, or spectrum of maturities, for higher yields. That said, investors still looked to LIBOR1-based floating rate notes to add incremental yield over comparable maturity fixed-rate assets. Contributing to increased investor

[1]	London interbank offered rates (LIBOR) are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance — Continued
November 30, 2009
interest during the semi-annual period was the fact that $57.7 billion of the floating rate notes set to mature in 2009, or 18.79% of the yearly total, matured during September 2009. This was the single largest one-month total of the year. One-month LIBOR-based floaters were especially popular, particularly when they could be found at a positive spread2, or yield differential, to the LIBOR rate itself.
Interestingly, the U.S. Treasury Department’s Temporary Guarantee Program for U.S. 2a-7 SEC-registered money market funds, put in place in an effort to slow outflows from primary funds and restore confidence in the money market sector, expired on September 18 as planned, with little effect on the asset class. Further, the comment period for the SEC proposals on various regulatory changes to the money market industry, including stricter liquidity and credit standards, shorter maturity profiles, etc., ended in September. While not yet implemented, these proposed amendments, along with enhanced due diligence, are widely anticipated to help protect against market disruptions similar to those seen during the autumn of 2008 from developing in the future. Many money market funds, including the PNC money market funds, have been voluntarily complying with the projected changes before the actual implementation of such regulatory amendments.
The spread between 1-month LIBOR and 12-month LIBOR flattened by almost 50 basis points (a basis point is 1/100th of one percentage point), meaning the differential in rates between shorter-term and longer-term LIBOR narrowed, during the semi-annual period. The spread reached a high for the semi-annual period of 153 basis points at the beginning of June 2009 and a low of 76.9 basis points toward the end of June. One-month LIBOR rates dropped 32 basis points during the semi-annual period, while 12-month LIBOR rates declined by 57 basis points. Yields on money market instruments declined in tandem.
Similarly, within the tax-exempt money markets, the one-year yield curve for tax-exempt notes and commercial paper remained quite flat. The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, which is a 7-day high-grade market index produced by Municipal Market Data comprised of tax-exempt variable rate demand obligations (VRDOs) often used as a benchmark floating rate for swap transactions, averaged 0.32% for the semi-annual period, hitting a high of 0.43% on August 12 and an all-time low of 0.23% on November 4, 2009. The one-year Municipal Market Daily (MMD) AAA scale declined 13 basis points, from 0.43% at the start of the semi-annual period to end at November 30, 2009 at 0.30%.
How did you manage the money market funds during the semi-annual period?
Importantly, all three PNC Money Market Funds maintained a stable net asset value throughout the semi-annual period.
Prime Money Market Fund maintained a maximum exposure of 25% of its net assets to asset-backed commercial paper (ABCP) during the semi-annual period. The highest-rated ABCP was yielding approximately 43 basis points more than unsecured commercial paper at the start of the period. The period ended with asset-backed commercial paper barely out-yielding unsecured commercial paper. There was also much volatility in the spread between 1-month ABCP and 1-month unsecured commercial paper during the semi-annual period. The spread reached a low of -3 basis points on November 6, 2009, descending from a high of 51 basis points on June 10, with a great deal of bouncing around in-between. The Fund’s exposure to ABCP throughout the semi-annual period was limited to those names we considered to be conservatively managed, appropriately diversified and of the highest quality—specifically, programs sponsored by and/or supported by large global financial institutions receiving one of the two highest credit ratings available. Indeed, the Fund’s concentration in first-tier securities helped us manage risk during these volatile months.
In Government Money Market Fund, we continued to invest in floating rate notes tied to one-month or three-month LIBOR, as these notes remained attractive and provided one of the few alternatives available to add yield. We also replaced some floating rate notes when they matured in September and October, as they remained attractive relative to one-month or three-month discount notes. Within agency discount notes, we sought to add yield through longer maturity agency securities, thereby lengthening the Fund’s average maturity. The agency discount

[2]	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance — Continued
November 30, 2009
note yield curve flattened during the semi-annual period, as the spread between overnight and one-year discount notes narrowed from 41 basis points on June 1, 2009 to 15 basis points on November 30, 2009. As levels kept declining, we needed to invest in agency discount notes with maturities of more than three or four months in order to beat overnight repo rates. For example, as opportunities arose, we invested in some new one-year paper issued at decent levels by the agencies.
In Tax-Exempt Money Market Fund, we sought to mitigate risk by increasing exposure to banks that we are confident will be ongoing solid institutions and to strong issuers providing self liquidity. For example, we maintained commercial paper holdings issued by Harvard University, Ohio State University and University of Michigan. We eliminated the Fund’s holdings in King County, WA commercial paper backed by a Standby Bond Purchase Agreement from Bayerische Landesbank and in Salt River Agriculture commercial paper that had a joint Standby Bond Purchase Agreement with Citigroup, JPMorgan Chase, Bank of America, Wells Fargo and Marshall & Isley.
To improve and increase the Fund’s liquidity profile, we reduced its weighted average maturity from 46 days at the start of the semi-annual period to 30 days by the end of November 2009. We were able to reduce the Fund’s weighted average maturity by decreasing its exposure to commercial paper and increasing its allocation to variable rate demand obligations. We also reduced the Fund’s exposure to general market bonds and notes, as we await a more attractive rate environment. That said, we did participate in a $5.5 billion Texas tax and revenue anticipation note deal, buying $4.0 million in bonds, as it is expected to be, due to its size, one of the most liquid note deals in the market. We also continued to implement a defensive strategy, described in full in Tax-Exempt Money Market Fund’s prospectus, whereby the Fund leaves cash at the custodian in non-interest bearing cash. On November 30, the Fund held a 0.19% cash position, approximately the same percentage held on June 1, although the amount did fluctuate during the semi-annual period as market conditions shifted.
Would you give us more specific examples for each of the money market funds?
In Prime Money Market Fund, we added additional commercial paper and asset-backed commercial paper names, taking the opportunity to broaden diversification. While many purchases were of securities with maturities of 60 days or less, we extended maturity when seeing an opportunity to add yield. On a regular basis throughout the semi-annual period, we monitored our approved guidelist of names and made adjustments as appropriate.
Prime Money Market Fund’s assets were invested throughout the period in securities issued by the U.S. government and its agencies and instrumentalities as well as in high quality securities issued by U.S. and foreign corporations and banks. In addition to the high quality commercial paper and ABCP we already discussed, other investments in the Fund included bank CDs, bankers acceptances, government agency securities and overnight repurchase agreements collateralized by U.S. Treasuries or U.S. government agencies. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money market instruments in the highest rating category. As indicated, the Fund’s concentration on the highest-quality securities helped manage portfolio risk. The Fund’s weighted average maturity began the semi-annual period at 37 days, extended to the mid to upper 40 day range for much of the period and ended November at 30 days. The Fund’s weighted average maturity shortened toward the end of the semi-annual period as inventories of commercial paper and ABCP remained scarce For example, total commercial paper outstanding declined by almost $78 billion and asset-backed commercial paper outstanding declined by approximately $79 billion for the semi-annual period as a whole. Inventories did improve toward the end of the semi-annual period. The Fund’s weighted average maturity also shortened because certain callable issues that were purchased three or six months ago were indeed called toward the end of the period.
Government Money Market Fund’s assets were invested throughout the period primarily in notes issued by the Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Bank (FHLB), and Federal Farm Credit Bank (FFCB). The Fund invested no more than 25% of its assets in any one Federal agency, which helped manage portfolio risk. The Fund’s weighted average maturity began and ended the semi-annual period at 51 days, having lengthened and shortened only modestly during the period as market conditions shifted. We maintained the Fund’s weighted average maturity in the longer part of its historical range, as we needed to invest in longer maturities on the money market yield curve in order to add yield.

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance — Continued
November 30, 2009
At the end of the semi-annual period, Tax-Exempt Money Market Fund was invested approximately 75% in daily and weekly floating rate securities. Approximately 13% of the Fund’s assets was invested in tax-exempt commercial paper and 12% in general market bonds and notes, with approximately 0.19% in cash equivalents. Throughout the semi-annual period, all securities purchased were rated in one of the two highest categories by at least two nationally recognized statistical rating organizations, such as Standard & Poor’s or Moody’s Investors Services, or one such rating if only one organization has rated the security. If the security is not rated, we have determined that it is of comparable quality to eligible rated securities. The Fund’s concentration on the highest-quality securities helped manage portfolio risk. During the annual period, we were compelled to sell blocks of highly liquid, high quality bonds, including Gwinnett County general obligations rated Aaa/AAA and Missouri state general obligations rated Aaa/AAA3, due to two significant redemptions from the Fund in June. We subsequently rebalanced the Fund’s portfolio to remain in compliance with 2a-7 regulations.
What strategies do you intend to pursue over the coming months?
We expect interest rates to remain quite low for the majority of 2010. Further, through the numerous credit and liquidity facilities it has created over the last year or so, the Fed is anticipated to continue its policy of quantitative easing well into 2010. Quantitative easing is essentially when the Fed actively purchases bonds in the open market. Indeed, in our view, Fed policy responses are not likely to be withdrawn until solid economic growth becomes apparent. This may take some time, as we believe imminent federal tax cut expirations, anticipated costs of health care reform, and an unemployment rate that may peak in the low double digits weigh on economic growth prospects over the coming months. On the positive side, banking and shadow-banking sectors under re-construction and tremendous fiscal expenditures and mortgage assistance may help jumpstart economic growth. The long-term inflation outlook will be influenced, among other factors, by massive government credit creation and the U.S. Treasury Department’s borrowing needs.
In Prime Money Market Fund, we will continue to carefully watch market conditions and how they affect the performance of asset-backed commercial paper assets, especially the performance of underlying collateral, credit enhancement and liquidity agreements, and program ratings. At the same time, we intend to continue adding asset-backed commercial paper assets into the Fund’s portfolio, as we seek to further diversify, though, as mentioned earlier, selecting only those names that we consider to be of the highest quality. We also intend to continue adding unsecured commercial paper names to the Fund’s portfolio guidelist, as new issuers tap the market and opportunities arise. In both Prime Money Market Fund and Government Money Market Fund, we intend to invest monies over the turn into the new year to avoid holding a large cash position in the event rates decline substantially at year end. When it becomes apparent that short-term interest rates and therefore yields are rising, we expect to shorten both Funds’ average weighted days to maturity.
In Tax-Exempt Money Market Fund, we intend to maintain our defensive stance in terms of both types of securities invested in and demand provider selection. For the near term, we intend to add pre-refunded4 securities collateralized in direct U.S. government securities and more high quality bonds and notes. Overall, a focus on main-

[3]	Debt rated AAA has the highest rating assigned by Standard & Poor’s, and in the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor’s is deemed by Standard & Poor’s to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Bonds and preferred stock which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds and preferred stock which are rated Aa by Moody’s are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

[4]	Pre-refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the pre-refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value—sometimes significantly.

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance — Continued
November 30, 2009
taining enhanced liquidity will drive virtually all transactions for the next several quarters. That said, we intend to continue to rely on issuers’ self liquidity when possible to further mitigate risk. We may look to extend the Fund’s weighted average maturity to approximately 40 days, as it appears that we were seeing, at the end of the semi-annual period, a more normal functioning of the municipal money markets. We intend, as always, to maintain our strategy of diversifying the Fund’s holdings among different issuers, demand providers and sectors as they become available and attractive for purchase.
We remain poised in each of the PNC money market funds to take advantage of interest rate increases whenever the time comes. Of course, we will continue to closely monitor economic data, Fed policy and any shifts in the money market yield curves, as we strive to strategically navigate the interest rate environment and maintain a stable net asset value within the Funds.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Management’s Discussion of Fund Performance
November 30, 2009
Portfolio Highlights
(Unaudited)
On November 30, 2009, Capital Opportunities Fund had net assets invested in a diversified portfolio of:

Financial Services	24.1%
Industrials	18.3%
Information Technology	15.3%
Consumer Discretionary	13.1%
Health Care	7.9%
Materials	6.6%
Energy	6.5%
Consumer Staples	3.1%
Money Market Fund	1.9%
Utilities	1.9%
Other	1.3%

100.0%

An interview with Gordon Johnson and Team,
Portfolio Managers
PNC Capital Advisors, LLC
How did you manage the Fund during the semi-annual period?
We began managing the Fund on September 30, 2009 and thus our discussion applies primarily to the two months from October 1, 2009 through the end of the period on November 30, 2009.
Before we took over the day-to-day management of the Fund, the Fund was managed using a blended investment strategy that utilized both growth and value investment styles, and each was managed by a separate team of managers and analysts. When we took over the management of the Fund, we began to implement a core strategy that combines what we consider to be the best aspects of both the growth and value styles. Rather than dividing the assets of the Fund in half between two different styles and two different portions, we look within one unified portfolio for small-cap securities that are improving their cash flow return-on-investment and that are undervalued relative to their intrinsic cash flow valuation. We use a bottom-up process, wherein the specific securities in total lead the portfolio to either a growth or value tilt, depending on where “value” is perceived at any given time. This bottom-up process is also the key driver to our sector allocation.
More specifically, we believe that cash flow is a better predictor of performance than reported earnings. Therefore, our investment process focuses on companies that are trading at a discount to their cash flow value. Our analysis focuses on: 1) increasing cash flow; 2) valuation, using a discounted cash flow methodology; and 3) forecasting cash flow drivers. We believe our cash flow approach eliminates accounting distortions and allows for accurate comparisons across sectors and companies.
While some managers use cash flow return-on-investment (CFROI) as just one of several inputs into their investment process, we believe our approach is rather unique in its CFROI-exclusive focus. Measuring corporate performance often entails accounting distortions. That is, actual company results can be obscured, accurate comparisons among companies are nearly impossible, and net income or earnings only measure part of the total cash flow. CFROI ties performance measurement to the ability of a corporation to generate cash flow—a cleaner, more pure approach, in our view, to valuing companies.
As mentioned, our small-cap core equity investment process is primarily a bottom-up approach to equity selection, focused on a company’s cash flow return on equity analysis. While top-down, or macroeconomic, factors are studied, they are not integral to the investment process. The most significant top-down-derived element of our investment process lies in the determination of a valuation discount rate in the valuation component of the process. Specifically, we apply a discount rate using economic variables, such as taxes, inflation, risk, real return and regulations. However, we make company-specific adjustments for size, leverage and volatility.
Because our process focuses on identifying small-cap companies whose stock prices are trading at attractive valuations, but also those that are growing CFROI, we believe our process leads us to higher quality companies with better fundamentals than most other investment processes.
In transitioning the Fund to our management process, we retained only a modest percentage of holdings that were in the portfolio as of September 30, 2009. Just over 92% of the Fund’s portfolio assets were transitioned to new holdings and sector weightings. We also streamlined the Fund’s portfolio, such that the Fund’s portfolio held 62 names as of November 30, 2009 compared to 152 holdings as of September 30, 2009.
For the period from October 1 through November 30, 2009, the Fund outperformed its benchmark, the Russell 2000® Index, through a combination of effective sector allocation and security selection decisions. Broader market conditions during these months were also supportive of our investment style. From the beginning of the equity market rally in early March through the end of September, lower quality small-cap companies had outperformed their

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2009
higher quality peers. However, during the two months ended November 30, higher quality small-cap companies with stronger fundamentals led. We believe that this is a normal function of a post-recession market. Early in the equity market recovery, a stronger macroeconomic environment and a low discount rate, or cost of capital, benefited virtually all stocks, but especially those with weaker fundamentals. As overall economic growth rates slow and discount rate factors, such as taxes and inflation, become more meaningful headwinds, those companies with higher and improving returns-on-investment are anticipated to perform better.
It is also worth noting that for the semi-annual period overall, the Capital Opportunities Fund outperformed its benchmark index as well as its Lipper category average and Morningstar category median, representing its peer groups1.
Would you give us some company-specific examples?
From October 1 through November 30, overweighted allocations to energy and materials and an underweighted exposure to telecommunications boosted the Fund’s relative results. Individual security selection was most effective within the financials sector, with our choices in the commercial banking industry particularly strong. For example, shares of Prosperity Bancshares and Valley National Bancorp rose 14.5% and 9.1%, respectively, during the two months ended November 30. Overall, the Fund’s bank holdings gained 3.11%, while the benchmark index’s banks and the Russell 2000® Index itself declined 4.88% and 3.86%, respectively, during the same period.
Security selection within the materials and consumer discretionary sectors also added to the Fund’s returns during the two months ended November 30, 2009. Within materials, specialty chemicals company Balchem and mining companies Northgate Minerals and Compass Minerals International posted especially strong returns of 21.0%, 19.0% and 8.6%, respectively. In consumer discretionary, athletic clothing retailer Lululemon Athletica and footwear and apparel designer Deckers Outdoor were strong performers, with gains of 22.6% and 9.2%, respectively, during the two months ended November 30, 2009. Elsewhere, Catalyst Health Solutions, a pharmacy benefit management services provider, was a standout performer. Its shares advanced 16.7% during the two-month period.
Given the weak performance of the small-cap equity market during the two months ended November 30, there were, of course, also several disappointments. Detractors from Fund performance during the two-month period were primarily in the information technology sector. Shares of e-marketing and information services provider Digital River, which announced the loss of a key client relationship, fell 37.4% during the two-month period. Shares of telecommunications equipment manufacturer Comtech Telecommunications declined 13.5% during the same time frame. Within health care, which was the worst performing sector in the Russell 2000® Index from October 1 through November 30, drug developer Sucampo Pharmaceuticals and medical instrument manufacturer NuVasive disappointed most, with share price declines of 43.0% and 22.3%, respectively.
What strategies do you intend to pursue over the coming months?
We believe that over the next 12 to 18 months, corporations will face a higher discount rate, or cost of capital, as taxes are likely to rise and inflation pressures may begin to creep higher. Though inflation expectations at the end of November were still under 2%, massive injections of liquidity by the Federal Reserve and a recent surge in bank loans are expected to result in higher inflation going forward. Many anticipate that capital gains and corporate tax rates may also be moving higher ahead.
As these headwinds to stock multiples increase, stock prices are anticipated to be fueled by fundamental factors. We believe that investors are likely to turn to companies with improving CFROI, which can offset the impact of higher discount rates. Our investment process is designed to uncover these opportunities.
At the end of November, the Fund was overweighted in the materials, industrials and energy sectors, as our investment process had uncovered more opportunities in these areas. Health care companies were beginning to appear on what we call our “Watch List,” as the uncertainty of future legislation appears to have brought many companies’ stock prices to reasonable levels.

[1]	The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Morningstar category median is the median return for the peer group based on the returns of each individual fund within the group. It assumes reinvestment of dividends and capital gains, if any, and excludes sales charges. Indices are not managed and an investor cannot invest directly into an index.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Management’s Discussion of Fund Performance
November 30, 2009
Portfolio Highlights
(Unaudited)
On November 30, 2009, International Equity Fund had net assets in these top 10 countries:

United Kingdom	25.4%
Japan	16.4%
Switzerland	11.5%
France	7.9%
Germany	6.1%
Australia	5.2%
China	3.8%
Netherlands	3.7%
Spain	2.7%
Italy	2.0%
Other	15.3%

100.0%

An interview with:
Peter Wright, William Lock and Team,
Portfolio Managers
Morgan Stanley Investment Management, Ltd.
Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore, Michael J. Solecki and Makoto Sumino,
Portfolio Managers
GE Asset Management Inc.
Martin Schulz and Team,
Portfolio Managers
PNC Capital Advisors, LLC
How did you manage your portion of the Fund during the semi-annual period?
Morgan Stanley: We consistently applied our disciplined, bottom-up, value-driven approach. Our strategy is to seek high quality businesses that we believe offer attractive investment opportunities at a substantial discount to their long-term “fair” value. Our approach is stock specific and predominantly qualitative, concentrating on rigorous fun-damental analysis. The resulting country and sector weights are a by-product of the bottom-up stock selection process.
The Morgan Stanley Capital International (MSCI) EAFE Index rose 19.78% during the six months ended November 30, 2009, with all country market components and all ten sectors of the MSCI EAFE Index in positive territory. Against this backdrop, our portion of the Fund generated solid absolute returns for the semi-annual period, but it underperformed its benchmark index on a relative basis. An underweighted allocation to financials and stock selection within the sector was the most significant detractor from relative results for the semi-annual period. The financials sector rallied substantially since April 2009 and outpaced the MSCI EAFE for the six-month period overall. Our portion of the Fund’s underweighted exposure to European banks and the persistent underperformance of its Japanese financial holdings particularly hurt. Unfortunately, such positioning in the financials sector more than offset the positive contributions to results from effective stock selection in industrials and health care as well as the value added from our portion of the Fund’s overweighted exposure to consumer staples.
GEAM: We believe that stocks are not fairly valued at all times and that stocks whose price-to-cash earnings ratios are low relative to our calculated long-term growth rates produce superior investment returns over the long term. Based on this philosophy, our investment style can be described as growth at a reasonable price (GARP). We employ a disciplined bottom-up, fundamental investment process that combines undervalued growth prospects with our analysis of quality to create what we believe will be winners for our portion of the Fund with a long-term, three to five year investment horizon.
For much of the semi-annual period, the international equity markets were acting in a non-fundamental fashion. That is, earnings, while positive, were benchmarked against low targets. Government appeared to be the largest customer, while final demand growth from consumers was virtually absent. Further, credit availability was still tight. As a result of our caution regarding the international equity markets given this scenario, defensive stocks screened much more positively within our investment criteria than did cyclical stocks. However, given that cyclical stocks generally outpaced more defensive stocks during the semi-annual period, our portion of the Fund underperformed the MSCI EAFE Index for the six months ended November 30, 2009. One example of our portion of the Fund’s defensive posture can be seen in its Japanese financial holdings. Selected for their superior liquidity and lack of exposure to toxic assets, Japanese banks nonetheless underperformed, penalized for their exposure to the local economy and their relative lack of capital, which they have been recently acting to increase.
In addition to defensive positioning within our portion of the Fund, the market’s non-fundamental nature itself detracted from results. While we would expect value-oriented stocks to outperform growth-oriented stocks in a recessionary environment, which they indeed did do, the outperformance of small-cap stocks over large-cap stocks and of low-quality credits over high-quality credits has left us perplexed. Our portion of the Fund was invested in high-quality, growth-at-a-reasonable-price holdings that were not favored during the semi-annual period.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2009
PNC Capital: We began managing our portion of the Fund on September 30, 2009 and so our discussion will focus only on the period from that date through the end of the semi-annual period on November 30, 2009.
Our investment process is based on the belief that sustainable earnings growth drives stock prices. We utilize a systematic process that seeks companies that have sustainable earnings and accelerating revenue growth, possess high quality balance sheets and are managed by strong teams that pursue a clearly defined growth strategy. We combine this bottom-up systematic process with a top-down country allocation framework to identify those markets that we believe are poised to outperform. Implementing this strategy, we made several changes to the portfolio since taking over its management on September 30. Broadly speaking, we increased exposure to the United Kingdom, Brazil and the Netherlands and reduced exposure to Switzerland, Australia and New Zealand. With these changes and effective top-down country selection overall, our portion of the Fund significantly outpaced the 2.14% return of the MSCI EAFE Growth Index for the two months ended November 30, 2009. October proved to be a difficult month for the international equity markets overall, while most markets rebounded solidly in the month of November.
Would you give us some company-specific examples?
Morgan Stanley: The best performing stocks in our portion of the Fund during the period were Swiss multinational packaged food company Nestle and the Netherlands’ food, household care and personal product company Unilever. Both companies’ shares rose on positive news flow in the consumer staples sector as well as on the sector rotation toward defensive areas of the market since September 2009.
In contrast, the worst performers in our portion of the Fund during the semi-annual period were financial companies—specifically, Japanese insurance company T&D Holdings and U.K. diversified financial institution Barclays. Shares of T&D Holdings suffered along with the Japanese equity market in general and as Japanese financials overall failed to take part in the sharp recovery enjoyed by European, U.K. and Australian banks since April 2009. Barclays performed well through September 2009. However, in the last two months of the period, Barclays’ shares were negatively impacted by several factors. First, Barclays’ shares declined as investors took profits on the strong rally in financials during the prior six months or so. The U.K. banking giant also was impacted by poor news flow as European banks broadly came under pressure toward the end of the semi-annual period following weak economic data. Also weighing on the stock was investor concerns about impending changes as the Group of 20 leaders met in September 2009 for talks on possible tighter banking regulations. Finally, a market preference for more defensive names in the last months of the semi-annual period put pressure on Barclays’ performance.
We should note that sector and country/regional weightings in our portion of the Fund purely reflect where we found value at the stock level, that is, are entirely bottom-up driven. That said, during the six-month period, we reduced our portion of the Fund’s position in materials, as the sector was the best performer in the MSCI EAFE Index and several holdings approached what we had set as their fair value targets. We also trimmed the Fund’s position in a Spanish telecommunications company on strength. At the end of November, the company was trading at a premium to its peers; however, as mobile growth and demand slow in Latin America and competition increases in the sector, further upside potential for the company may be limited. We similarly exited some positions in the information technology, energy and consumer staples sectors on strength, as each had reached what we considered to be fair value. We initiated two positions in U.K. financials, where we saw significant upside and compelling valuations.
As of November 30, 2009, our portion of the Fund was overweighted relative to its benchmark index in consumer staples. On the same date, the Fund had underweighted allocations compared to its benchmark index in consumer discretionary, financials and materials. Our portion of the Fund was relatively market-weighted in energy, health care, industrials, information technology, telecommunication services and utilities.
GEAM: Performance by individual holdings within the financial sector was highly polarized. European financial holdings contributed strongly, but this positive was more than offset by Japanese financial holdings, which as already mentioned, detracted. Specifically, Mitsubishi UFG, Japan’s largest bank; Nomura Holdings, the country’s largest investment bank; and Mitsubishi Estate, a blue-chip real estate company were among the worst performers in our portion of the Fund during the semi-annual period. Under pressure to raise capital and, in the case of the property company, vulnerable to Japan’s weakening economy, these stocks were punished severely by the market. Conversely, Banco Santander, Spain’s leading bank and one of the largest in the world; Prudential Insurance, a British-based insurer with 75% of its business in Asia; Lloyds Banking Group, a survivor of the crisis in Britain’s banking market; and Credit Agricole, a French bank backed by the state-run agricultural cooperative system each

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2009
contributed strong returns to our portion of the Fund. Our thesis that banks offer the earliest look into the recovery of the global economy has generally held true, although Japan clearly remains its weakest link.
Outside of the financial sector, our portion of the Fund benefited from holdings in Brazilian iron ore company Vale and German industrial gases manufacturer Linde, given the opportunities they provided amidst a healthy commodities market. The Netherlands’ Philips Electronics and Australia’s Brambles also contributed positively to results during the semi-annual period. These two industrial companies have been restructuring and are well positioned, in our view, for future growth.
Detracting from our portion of the Fund’s relative performance during the semi-annual period included holdings in Canada’s Potash, which struggled over pricing concerns for its fertilizer products; Canada’s Research in Motion, which saw its shares lag based on competitive issues in the smart-phone market; and Japan’s Sumitomo Metals, which faced headwinds based on its position in a weak energy service marketplace that has not seen a resumption of activity despite rising oil prices.
In keeping with our long-term strategic approach, turnover in the portfolio remained modest during the period. That said, we did add positions in domestic Japanese companies, as we sought to take advantage of what we considered to be very attractive valuations and a strong yen. We eliminated positions in consumer stocks that had reached our valuation target or that had seen a decline in their forward-looking fundamentals.
As of November 30, 2009, our portion of the Fund held overweighted allocations compared to the MSCI EAFE Index in consumer staples, financials, materials, health care and industrials. On the same date, our portion of the Fund was underweighted compared to the benchmark index in consumer discretionary, energy, utilities, telecommunications and information technology.
PNC Capital: Top-down country selection overall contributed to our portion of the Fund’s performance during the two months ended November 30, 2009. Overweighted allocations to Hong Kong, Brazil and Singapore and underweighted positions in Japan, New Zealand and Ireland particularly aided returns. These positive contributors more than offset the detracting effect of overweighted exposures to Denmark, China and Switzerland and underweighted allocations to Germany, France and Sweden.
Sector allocation generated mixed results. Overweighted positions in materials, industrials and health care and underweighted allocations to utilities and consumer discretionary helped our portion of the Fund’s returns. However, overweighted allocations to information technology and financials and underweighted exposure to telecommunications detracted from results.
Stock selection overall detracted from our portion of the Fund’s results during the two-month period ended November 30. Most disappointing were positions in Nintendo, a Japanese manufacturer of gaming hardware and software; Lonza Group, a Swiss-based manufacturer of fine chemicals and biotechnology products for the pharmaceutical industry; and CLS, an Australian-based manufacturer and marketer of diagnostic and pharmaceutical products linked to human plasma. Nintendo’s shares fell upon the market’s sense that its growth prospects are significantly diminished. Shares of Lonza Group declined, as its product pricing was under pressure and its business model credibility was being questioned. CSL’s merger and acquisition strategy was dealt a severe blow by regulators and its product pricing consequently came under pressure. We sold our portion of the Fund’s positions in each of these holdings.
As evidenced by our portion of the Fund’s outperformance of its benchmark index, there were clearly several stocks that contributed positively to performance as well. The best performing stocks within our portion of the Fund included Tencent, a Hong Kong-based provider of Internet, mobile and telecommunications value-added services in China; E-House, China’s dominant real estate services company; and BinckBank, a Netherlands-based securities broker that is growing its Internet services.
What strategies do you intend to pursue over the coming months?
Morgan Stanley: Looking ahead, there appears to be a major discrepancy in expectations and valuations between Japan and the rest of the EAFE universe. In our view, there is no better example to illustrate this discrepancy than within the industrials sector. From a valuation perspective, a price/book value of 2.3x in Europe for industrials vs. 1.1x in Japan appears to leave little room for disappointment. Effectively, the companies in Europe need to surprise on the upside again and again simply to sustain their high valuation at the end of the period, let alone achieve further share price appreciation. With costs cut to the bone, we believe that only the combination of robust volume and

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2009
price gains can deliver such positive surprises. However, we think such a scenario is unlikely to unfold given the weak demand outlook.
The Japanese yen, strong against the U.S. dollar, can not be singled out as the sole culprit for the underperformance of the Japanese industrials sector. After all, the euro has been equally strong against the U.S. dollar. Therefore, currency alone can not fully explain the differential. Rather, this remarkable valuation anomaly within the industrials sector likely has most to do with the rather universal disfavor of Japanese equities in general prevailing during much of the semi-annual period rather than with the fundamentals of industrials stocks themselves.
In short, then, with demand below trend, weak order intake figures and the resulting low utilization rates and price expectations, cash flow generation will also likely be weak within the sector Valuations in Europe, however, were lofty at the end of November. Thus, the industrials sector in Europe was not exactly a happy hunting ground for value investors with a focus on capital preservation. For all of these reasons, our portion of the Fund was significantly underweight the European industrials sector compared to the MSCI EAFE at the end of November 2009, but we had begun to increase exposure to Japanese industrials.
GEAM: We remain cautious in our mid-term view ahead given the dominance of government as a customer, the lack of consumer recovery in the Western world, and the prospects for a fiscal bill coming due to replace the stimulus prevalent in so many international markets. However, more near term, we see prospects for another quarter of reasonable earnings performance as we approach year-end 2009, especially when measured against a weak fourth quarter of 2008. We also believe it likely that interest rates will stay low for a few more months.
Based on international equity market performance in the last two months of the semi-annual period, there appears to be a return to a more fundamentals-based view. There also appeared, at the end of November, to be a growing awareness that while the global economy may be showing signs of life, the road ahead is still full of challenges including above-trend unemployment and below-trend growth, investment and credit availability. It is this more cautious, below-trend growth, below-trend inflation environment that we anticipate for the next several quarters that we believe will suit our high-quality, large-cap portfolio much more than the highly volatile market of the last several quarters. The non-fundamental nature of the equity market has always been unsustainable in our view, and the focus already appears to be returning to quality companies that not only have balance sheets and business models to help them thrive in difficult market conditions but also that have underperformed and thus are poised to the upside.
PNC Capital: We believed at the end of November that the international equity markets had stabilized and that global economic recovery was underway. The major question facing investors was how strong and sustainable the rebound will be. As such, equity markets appeared to be climbing a wall of worry.
We remain cognizant of the inherent risks of continuing aftershocks of the financial crisis—including ongoing weakness in the commercial real estate markets and high potentially structural unemployment in the developed markets—and the subsequent potential for near-term volatility. Still, we were looking, at the end of November, to add to economically-sensitive names outside of the energy sector. While our portion of the Fund was close to its maximum exposure to non-EAFE countries, as allowed by its prospectus, we continued to search for further opportunities in Brazil and India. Within the EAFE countries, our systematic and top-down country allocation framework was pointing us toward greater exposure to the U.K., France, Scandinavia and the medical devices industry and toward reducing our portion of the Fund’s exposure to Switzerland, Germany and the energy sector.
Asian technology companies and Japan were contrarian calls on a stronger-than-expected U.S. economic recovery. We remain particularly bullish longer-term on Asia. Global equity markets may experience heightened volatility over the coming months, as investors grapple with the competing risks of deflation caused by the unfolding financial crisis and inflation caused by the unfettered government response. Security valuations across the globe have become more reasonable. Longer term, we are likely to remain overweight Asia ex-Japan in our portion of the Fund. In Asia ex-Japan, we believe earnings growth prospects remain more sustainable, fiscal and monetary policy flexibility should support returns, and the domestic demand backdrop looks more resilient than in other regions. We remain vigilant, however, and are monitoring both deflationary and potential inflationary pressures, commodity prices and geopolitical and policy risks. We continue to search for earnings growth stories within companies that have high quality balance sheets and strong management teams with a clearly defined growth strategy. Importantly, we also seek companies that can take advantage of the market volatility anticipated over the near term.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
TOTAL RETURN BOND FUND
Management’s Discussion of Fund Performance
November 30, 2009
Portfolio Highlights
(Unaudited)
On November 30, 2009, Limited Maturity Bond Fund had net assets invested in a diversified portfolio of:

Corporate Bonds	29.8%
U.S. Government Agency Securities	27.9%
U.S. Treasury Obligations	21.0%
Asset-Backed Securities	9.9%
Commercial Mortgage-Backed Securities	3.3%
Foreign Bonds	2.9%
Money Market Fund	2.9%
Open-End Fund	0.9%
Other	1.4%

100.0%

Portfolio Highlights
(Unaudited)
On November 30, 2009, Total Return Bond Fund had net assets invested in a diversified portfolio of:

U.S. Government Agency Securities	39.3%
Corporate Bonds	28.0%
U.S. Treasury Obligations	13.6%
Commercial Mortgage-Backed Securities	8.6%
Asset-Backed Securities	6.1%
Foreign Bonds	1.1%
Money Market Fund	0.8%
Open-End Fund	2.0%
Other	0.5%

100.0%

An interview with:
Joshua Kakel and Team
Portfolio Managers, Limited Maturity Bond Fund
PNC Capital Advisors, LLC
Brendan Burke and Team
Portfolio Managers, Total Return Bond Fund
PNC Capital Advisors, LLC
What factors affected the taxable bond market during the semi-annual period?
Economic growth moved into positive territory during the semi-annual period with consumer stimulus coming from the “Cash for Clunkers” program in July and August and the tax credit for first time home buyers. These stimulative measures had the desired effect in the short term, as inventories were cleared from auto dealers’ lots and motor vehicle production moved higher. Housing inventories also declined modestly, given increased demand due to the tax credit and the low mortgage rates available. However, unemployment continued to rise and consumption outstripped income growth. While consumer credit fell, consumers still had a long way to go to reliquefy their collective balance sheets given the twenty-year run-up in debt and the unease still felt about employment prospects. Economic data released toward the end of the semi-annual period indicated that the U.S. economy may have stabilized at a lower level of activity than seen in prior months. All that said, investor risk aversion waned during the semi-annual period as economic conditions improved and demand for taxable bonds was robust.
Indeed, in a theme that has been in place since the lows of the U.S. stock market in March 2009, investors continued during the semi-annual period ended November 30, 2009 to push out further on the risk spectrum in search of higher yields and better returns than those offered by lower risk sectors, such as money markets and U.S. Treasury securities. Spreads, or the difference in yields between nearly all non-Treasury sectors and those of Treasuries, tightened during the semi-annual period overall.
Through most of the semi-annual period, the U.S. Treasury market seemed to trade in a relatively narrow range. However, a rally in the last couple of months of the period led Treasury yields to decline overall. The late-period rally was due in part to ongoing macroeconomic worries and in part to a renewed flight to safety following concerns surrounding the city-state of Dubai precipitating a global financial crisis when it called for a delay of six months on any debt repayment from its Dubai World industrial conglomerate. The fear was that losses in the small emirate, which has drawn wealthy tourists from around the globe in the past decade, could imperil a nascent economic rebound. For the semi-annual period overall, the yield on the two-year Treasury fell 25 basis points (a basis point is 1/100th of one percentage point) to close at the end of November with a yield of 0.67%, and the yield on the five-year Treasury dropped 34 basis points to 2.01%. Further out on the yield curve, declines were also modest. The ten-year Treasury yield declined 26 basis points to 3.21%, and the 30-year Treasury yield fell 14 basis points to 4.20%. As you can see, what is known as the belly of the yield curve outperformed the wings, i.e. 5-year Treasuries outperformed both shorter and longer maturity Treasuries.
Yields on non-Treasury sectors moved more decisively lower, as investors moved funds out of low-risk assets and into the investment grade corporate, mortgage-backed and high-yield corporate segments of the fixed income markets. Within investment grade corporate, spreads fell despite the strong supply of new issue corporate bonds coming to market. Improved equity market valuations, declining volatility and low yields on U.S. Treasury securi-

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
TOTAL RETURN BOND FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2009
ties supported the strong performance in the overall credit markets over the six-month period. With the narrowing in spreads, investment grade corporate bonds outperformed Treasuries by 964 basis points during the semi-annual period. The agency mortgage-backed sector experienced somewhat more modest spread tightening during the period, but still generated an excess return over Treasuries of 237 basis points. While the market was enjoying strong gross issuance, this supply was being easily absorbed with the Federal Reserve System’s (the Fed’s) massive purchase program to support the market. During the semi-annual period, the Fed indicated that it was extending the agency mortgage security purchase program through the first quarter of 2010.
Returns in excess of Treasuries were strong for the asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) sectors as well, even as investors digested mixed fundamentals. ABS and CMBS generated excess returns over Treasuries of 635 basis points and 1,355 basis points, respectively. The high-yield corporate market had its third best quarter ever during the third calendar quarter, and the sector outpaced Treasuries by 1,770 basis points for the semi-annual period overall. Aided by mutual fund flows into the sector and strong demand from investors seeking yield, the high-yield corporate bond market has been on a tear. Issuance was well received, and many high-yield issuers took advantage of the demand by extinguishing shorter-term, higher cost debt through tender offers. This helped companies push out their debt maturity schedule and lessen interest costs. This exuberance, however, should be tempered, as Moody’s reported an annualized default rate within the sector of 13.7% at the end of November 2009.
Overall, lower-quality issues dramatically outperformed higher-quality issues, and, in general, longer maturities (that is, those bonds with maturities of ten years or more) outperformed shorter maturities.
How did you manage the taxable bond funds during the semi-annual period?
We manage fixed income investments within a risk management framework over market cycles. We actively review and rotate our emphasis on portfolio duration, yield curve, and sector positioning as we seek opportunities for relative return through the various stages of a market cycle, shifting emphasis on management tactics depending on where we believe the best risk/reward balance lies. In addition, we engage in relative value trading of the underlying securities as we attempt to add incremental performance over the Funds’ respective benchmarks via changes in incremental yield spreads.
Limited Maturity Bond Fund’s goal is to seek a high level of current income consistent with protection of capital. The Fund seeks to maintain an average weighted maturity of between one and five years. Total Return Bond Fund’s goal is to seek a high level of current income as is consistent with protection of capital. Subject to this objective, we consider the total rate of return on portfolio securities in managing the Fund. The Fund generally maintains an average weighted maturity of between four and 15 years.
Overweighting spread, or non-Treasury, sectors helped both Funds’ performance, as spreads contracted during the six months ended November 30, 2009. The Funds maintained overweighted positions compared to each respective benchmark index in corporate bonds, ABS, CMBS and mortgage-backed securities and underweighted allocations to U.S. Treasuries and agency securities.
Throughout the semi-annual period, we expected that the corporate and structured product spread sectors offered the best risk-reward balance. Therefore, we increased both Funds’ allocations to ABS and select corporate bonds. At the same time, we reduced the Funds’ exposure to some issuers we thought may underperform in coming quarters. Overall, the Funds’ increased allocations to both of these sectors boosted their relative performance, as spreads within those sectors tightened during the semi-annual period. We also added to the Funds’ exposure to CMBS.
We reduced the Funds’ weighting in agency mortgage-backed securities because, as mentioned earlier, the U.S. government has been purchasing these securities as part of its economic rescue plan. As such, spreads on these securities narrowed to their all-time tightest levels. At the same time, however, given the low interest rate environment, we did add one-time callable agency securities to both Funds’ portfolios. With compelling option-adjusted spreads and yields and less extension risk than on mortgage-backed pass-through securities, these callable agency securities offered an attractive risk-reward tradeoff in our view. Bonds issued with call provisions can be redeemed, or called, at the option of the issuer prior to the maturity date. Issuers will often seek to redeem outstanding bonds when interest rates decline so that they can pay off the bonds, and reissue them at a lower interest rate.
We maintained a neutral duration in both Funds’ portfolios compared to their respective benchmark index, as interest rates in five-year U.S. Treasuries traded within a 100 basis point range during the semi-annual period. We

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
TOTAL RETURN BOND FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2009
repositioned Total Return Bond Fund to increase its exposure to the 30-year part of the yield curve, as the slope of the yield curve between 2-year and 30-year maturities steepened more than 350 basis points during the semi-annual period. In fact, with this steepening, longer-maturity bonds were yielding historically high yields compared to shorter-maturity bonds. Such repositioning was implemented not only to capture these higher yields but also in anticipation of a flattening of the yield curve over the coming quarters, meaning the differential between yields on longer and shorter maturity bonds is anticipated to narrow.
For the semi-annual period ended November 30, 2009 overall, both Limited Maturity Bond Fund and Total Return Bond Fund outperformed their respective benchmarks, the Bank of America Merrill Lynch U.S. Corporate & Government 1-5 Year Index and the Barclays Capital U.S. Aggregate Index. Limited Maturity Bond Fund also performed in line with its Lipper category average and only modestly trailed its Morningstar category median, representing its peers groups, for the 6-month period. Total Return Bond Fund underperformed its Lipper category average and Morningstar category median, representing its peer groups, during the same time frame1.
Would you give us more specific examples?
In both Funds, we continued to take advantage of price concessions in the new issue corporate bond market to add select issues offering attractive yields compared to Treasuries. The best performer for both Funds during the semi-annual period was a corporate bond issued by International Paper, which we bought on July 8 and which we then tendered on August 3 at a significant profit. Among the other corporate bonds we added at very attractive levels during the semi-annual period were those issued by Bemis, Shell Oil, Northrop Grumman, BB&T Bank and Barclays Bank. We also engaged in a number of bond swaps, selling issues we believed had limited appreciation potential in favor of select, attractively priced credit issues. Within the asset-backed securities sector, the Funds’ purchased Citibank Credit Card Issuance Trust, Capital One Multi-Asset Trust, GE Capital Credit Card Master Note Trust and Entergy Texas Restoration Funding.
What strategies do you intend to pursue over the coming months?
While U.S. Gross Domestic Product (GDP) growth came in at a rather solid 2.8% for the third quarter and most economists are looking for anywhere from 2.4% to 4.0% GDP for the fourth quarter of 2009, many seem to be generally less sanguine about the prospects for 2010 and beyond. We agree with this consensus. While economic growth may be relatively attractive in the near term, we expect subdued growth in the 0% to 2% range for 2010. If unemployment stays close to or above 10%, there will be pressure for an additional stimulus package—especially in a mid-term election year.
We expect the consumer and financial sectors to continue to deliver, eventually resulting in a generally higher savings rate and a lower long-term return on equity for the financial sector. With relatively slow economic growth and considerable slack resource capacity, we do not expect inflation to be a near-term concern. While there has been higher visibility as to when the Fed may begin to unwind its quantitative easing, it is unlikely, in our view, that the Fed can or wants to raise short-term interest rates in the face of ongoing double-digit unemployment.
Given this view, we intend to continue to actively manage the Funds’ positions in the non-Treasury sectors by adjusting sector weightings as market conditions shift. Given that the credit markets healed dramatically during the semi-annual period, the overall attractiveness of spreads on both high-yield and investment grade corporate bonds decreased by the end of November. However, we intend to continue to add to the Funds’ holdings in corporate bonds, as well as strongly-supported issues within the ABS and CMBS sectors, on an opportunistic basis. Further, the government continues to be a major buyer of different security classes, but that is expected to drop off in 2010, putting pressure on spreads in certain sectors. We intend to reposition the Funds to take advantage of any changes in the shape of the yield curve. While we expect to maintain the duration of both Funds in a range close to that of their respective benchmark index for the near term, we will closely monitor the effect of the anticipated withdrawal of massive government intervention over the coming months, as it could result in increased rate volatility in the new year. In such a case, we will not hesitate to reassess the Fund’s duration positioning.

[1]	The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Morningstar category median is the median return for the peer group based on the returns of each individual fund within the group. It assumes reinvestment of dividends and capital gains, if any, and excludes sales charges. Indices are not managed and an investor cannot invest directly into an index.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance
November 30, 2009
Portfolio Highlights
(Unaudited)
On November 30, 2009, Maryland Tax-Exempt Bond Fund had net assets invested in Municipal Bonds of:

Maryland	87.8%
Puerto Rico	8.2%
District of Columbia	2.5%
Other	1.5%

100.0%

Portfolio Highlights
(Unaudited)
On November 30, 2009, the net assets of Tax-Exempt Limited Maturity Bond Fund were diversified into the following states (only the top 10 are listed):

Pennsylvania	11.0%
Texas	7.2%
North Carolina	6.4%
Illinois	6.2%
Michigan	6.2%
California	5.8%
Nevada	5.8%
New York	5.7%
Maryland	5.6%
Georgia	5.0%
Other	35.1%

100.0%

Portfolio Highlights
(Unaudited)
On November 30, 2009, the net assets of National Tax-Exempt Bond Fund were diversified into the following states (only the top 10 are listed):

California	11.6%
Texas	9.9%
New York	9.1%
Washington	7.6%
Massachusetts	6.9%
Ohio	6.4%
Nevada	5.2%
Pennsylvania	4.7%
North Carolina	4.6%
Colorado	3.9%
Other	30.1%

100.0%

An interview with Steve Winterstein, Adam Mackey and Becky Rogers
Portfolio Managers
PNC Capital Advisors, LLC
What factors affected the tax-exempt bond markets during the semi-annual period?
Overall, the tax-exempt fixed income market, as represented by the broad Barclays Municipal Bond Index, was strong during the semi-annual period, as municipal bonds continued to recover from darker days at the end of 2008 when concerns about the lack of liquidity dominated. Yields across the tax-exempt yield curve, or spectrum of maturities, moved lower. There was also a credit rally, wherein credit spreads, or the difference in yields between mid- to lower-quality municipal bonds and duration-equivalent AAA-rated municipals, tightened across the tax-exempt yield curve. The municipal bond yield curve flattened modestly from June through November 2009, meaning the difference in yields between shorter-term and longer-term municipal securities narrowed a bit. The Barclays Municipal Bond Index returned 4.75% during the six months ended November 30, 2009.
Several factors contributed to the tax-exempt bond market’s strength during the semi-annual period. First, the introduction of the Build America Bond (BAB) program ushered in a new paradigm for the tax-exempt bond market during the semi-annual period, skewing the supply/demand equation and creating attractive technicals. The BAB program, introduced via the American Recovery and Reinvestment Act (ARRA), authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010 to finance any capital expenditures for which they otherwise could issue tax-exempt governmental bonds. State and local governments receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. This program is intended to assist state and local governments in financing capital projects at lower borrowing costs and to stimulate the economy and create jobs. The BAB program injected funds into state and local government coffers and attracted an entirely new category of investor, i.e. taxable institutions such as pension funds, banks and private equity firms, to a market once the domain exclusively of the retail and mutual fund investor. It also had the effect, during the semi-annual period, of taking new issue supply out of the tax-exempt bond market, particularly at the long-term end of the yield curve. As the lack of new issuance, partly due to the BAB program, forced a significant amount of investor cash to chase fewer tax-exempt bonds, the price of remaining newly issued tax-exempt municipal bonds was bid up in the secondary market. This, in turn, led to the robust performance of tax-exempt bonds across the spectrum of maturities.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2009
Further, demand for tax-exempt bonds increased, fueled in part by the absolute values offered relative to other fixed income sectors. Near-zero yields offered by money market mutual funds, combined with an ebbing of investor risk aversion, served to entice investors to take on somewhat more interest rate risk to achieve higher yields. The realization that municipal bonds represented a less volatile and more creditworthy vehicle than many other non-Treasury fixed income sectors gave comfort to investors. So, too, did the fact that defaults within the municipal bond market remained a relatively uncommon event during these six months, despite the realities of tax collection declines, budget imbalances and a severely weakened real estate market. Indeed, flows into municipal bond mutual funds were very strong during the semi-annual period. Demand in excess of $40 billion surged into municipal bond funds during the semi-annual period, dramatically overtaking the annual record of $28.6 billion set in 2003.
All that said, the rally in the tax-exempt fixed income market was not without its ups and downs. In June, municipal bonds experienced negative returns in all but the shortest maturities, as liquidity concerns remained in the market. Credit spreads had yet to tighten and dealers were unwilling to hold bonds in inventory. These conditions, combined with a healthy issue calendar, kept credit spreads at wide levels. In contrast, the third calendar quarter provided an unprecedented stretch of positive performance in the tax-exempt fixed income market. Municipal bonds then sold off again in October, and yields moved higher, unable to sustain the momentum of the prior months. In fact, October gave back almost 66% of the gains reaped in September alone. However, November saw a rebound, albeit a modest one, as tax-exempt bond returns moved back into positive territory amidst improved macroeconomic trends and still strong demand. Fund flow into the municipal asset class totaled approximately $6 billion in the month of November alone.
How did you manage the tax-exempt bond funds during the semi-annual period?
As the municipal bond market rallied during the semi-annual period overall, we reduced each of the tax-exempt bond Funds’ cash position and extended duration relative to their respective benchmark indices. Duration is a measure of each Fund’s sensitivity to changes in interest rates. The implementation of these strategies contributed positively to the Funds’ results during the semi-annual period.
In National Tax-Exempt Bond Fund, we extended duration from a neutral position relative to the Barclays Capital Quality Intermediate Index at the start of the semi-annual period to a longer-than-benchmark duration at the end of November 2009. More specifically, we shifted from a modified duration of 4.68 years at June 1, 2009 to 6.03 years at November 30, 2009. The duration of the benchmark index stood at approximately 4.83 years at the end of November. We implemented this strategy primarily by adding bonds to the Fund’s portfolio with maturities in the 11 to 15 year range.
Similarly, in Tax-Exempt Limited Maturity Bond Fund, we extended duration from a rather benchmark-neutral position to a longer-than-benchmark stance. The Fund’s modified duration was extended from 2.64 years to 2.90 years over the six-month period. We accomplished this by decreasing the Fund’s 0-1 year option-adjusted duration bucket from 25.35% to 14.89% of total net assets and increasing its 1-3 year option-adjusted duration bucket from 30% to 38% of total net assets.
In Maryland Tax-Exempt Bond Fund, duration was already slightly longer-than-benchmark at the start of the semi-annual period. Still, given strong technicals in the Maryland municipal bond market, i.e. little supply coupled with high retail demand, we extended the Fund’s duration further. We shifted the Fund’s positioning from an effective duration of 4.91 years at the start of the semi-annual period to 5.48 years on November 30, 2009. To add duration to the Fund’s portfolio, we focused on the 10-year portion of the yield curve.
In National Tax-Exempt Bond Fund and Tax-Exempt Limited Maturity Bond Fund, we also incorporated some higher yielding, lower-grade credits into the portfolios when priced appropriately. In Maryland Tax-Exempt Bond Fund, we focused purchases on higher grade names during the semi-annual period but did add some mid- to lower-grade issues as well. Still, all three of the tax-exempt bond Funds maintained an underweighted position in lower-grade credit, i.e. A-rated to BBB-rated bonds, and an overweighted allocation to higher-grade credit, i.e. AA-rated and AAA-rated bonds, through most of the semi-annual period. As lower-grade credit rallied more than

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2009
higher-grade credit during the six months ended November 30, 2009, such an emphasis on higher quality detracted from the Funds’ performance.
At November 30, 2009, the average quality rating of all three tax-exempt bond Funds was Aa2/AA1, as rated by Moody’s and Standard & Poor’s respectively.
In all, National Tax-Exempt Bond Fund outpaced its benchmark index, the Barclays Capital Quality Intermediate Index, for the semi-annual period. Tax-Exempt Limited Maturity Bond Fund and Maryland Tax-Exempt Bond Fund modestly trailed their respective benchmark index for the semi-annual period. Interestingly, however, National Tax-Exempt Bond Fund lagged its Lipper category average and Morningstar category median, representing its peer groups, while both Tax-Exempt Limited Maturity Bond Fund and Maryland Tax-Exempt Bond Fund also lagged their respective Morningstar category median but outperformed their respective Lipper category average, representing their peer groups.2 It is noteworthy that the Maryland Tax-Exempt Bond Fund won the 2009 Lipper award for “Best Fund Over Three Years” in the Maryland Municipal Debt Funds Universe.
Would you give us more specific examples of what strategies you carried out in each of the tax-exempt bond funds?
In extending the duration of National Tax-Exempt Bond Fund, we added, as mentioned, bonds with maturities in the 11 to 15 year range. For example, we added a Aa1/AA+-rated 2000 California Education Facility for the University of Southern California 5.25 due 10/1/24 and a Aa2/AAA-rated Massachusetts Bay Transit Authority 5.25 bond due 7/1/23, both of which are non-callable bonds. While re-structuring the duration of the portfolio, we also took the opportunity to reduce the Fund’s exposure to Pennsylvania credits. We sold some of the Fund’s shorter-maturity bond holdings, including Allegheny County Hospital 5.00 due 9/1/11 and Chester County, PA General Obligation 5.50 due 11/15/15. Due to ongoing uncertainty about the potential effects of any health care legislation on hospital systems, we also reduced the Fund’s exposure to hospital bonds during the semi-annual period. From a credit quality perspective, we picked up some higher yielding bonds, adding to the Fund’s exposure to A-rated and BBB-rated bonds. For example, the Fund participated in the Baa1/A-rated California Statewide Communities Development Authority bonds, which rallied almost 60 basis points (0.60%) from November 10, the date issued, through November 30.
As in National Tax-Exempt Bond Fund, the primary driver of purchases in Tax-Exempt Limited Maturity Bond Fund during the semi-annual period was duration management, as market fundamentals turned favorable for what we believe may well be an extended rate rally lasting into 2010. We also similarly incorporated lower-grade credits into the Tax-Exempt Limited Maturity Bond Fund’s portfolio. Examples of mid- to lower-grade purchases made include, a Baa1/A-rated California Statewide 5 due 6/15/2013, an A1/A+-rated California Economic Recovery Bond (ERB) 5 due 7/1/2017, an A3/A-rated Philadelphia West Water 5.25 due 12/15/2011, and a Los Angeles, CA Unified School District 5.25 due 7/1/2012.rated Aa3/Aa-. We also increased Fund exposure during

[1]	Debt rated AAA has the highest rating assigned by Standard & Poor’s, and in the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor’s is deemed by Standard & Poor’s to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Bonds and preferred stock which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds and preferred stock which are rated Aa by Moody’s are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

[2]	The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Morningstar category median is the median return for the peer group based on the returns of each individual fund within the group. It assumes reinvestment of dividends and capital gains, if any, and excludes sales charges. Indices are not managed and an investor cannot invest directly into an index.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance — Continued
November 30, 2009
the semi-annual period to pre-refunded securities3 that had been escrowed in direct U.S. government obligations and water and sewer bonds that provided strong relative value. Examples of these higher-grade purchases made during the semi-annual period include Pittsburgh Water/Sewer Prerefunded, University of Illinois Prerefunded and Minnesota Pubic Facility Prerefunded. Bonds that were sold during the semi-annual period were either relative credit plays or credits that had very little performance upside in our view. We sold the Fund’s holdings in Hawaii General Obligation 5 due 10/1/2012, Rhode Island General Obligation 5 due 7/15/2013 and Detroit General Obligation 5.25 due 4/1/2018.
As mentioned, in Maryland Tax-Exempt Bond Fund, we added several higher-grade names to the portfolio during the semi-annual period. Higher-grade purchases included an Aa2/AA+-rated Frederich County, MD 5 bond due 8/1/2016, a Aa2/AAA-rated Maryland Department of Transportation 5 bond due 2/15/2021, and a Aaa/AAA-rated Maryland Water Quality 5 bond due 9/1/2012. Mid- to lower-grade purchases included an A1/A-rated Washington D.C. Metro Area Transportation Authority 5.25 bond due 7/1/2024.
What strategies do you intend to pursue over the coming months?
Over the coming months, we expect demand for municipal bonds to continue to outpace tax-exempt supply. Indeed, most agree that supply going into January 2010 is likely to be limited, with most issuance coming in the form of Build America Bonds as well as some health care issues. Meanwhile, the record-setting demand during 2009 year-to-date, as evidenced by 35 consecutive weeks of positive inflows to tax-exempt mutual funds, is expected to continue. Thus, from a technical perspective, we believe municipal bonds were well-positioned to perform well relative to the broader fixed income market over the coming months. From a fundamental perspective, property valuations and tax and revenue collections are likely to remain a challenge.
Given this view, we intend to maintain each of the three tax-exempt bond Funds’ duration longer than their respective benchmark index over next several months. Having added A-rated and BBB-rated bonds to each of the Funds’ portfolios during the semi-annual period, we further intend to maintain a rather neutral exposure to lower-rated issues relative to each Fund’s respective benchmark index for the near term. Credit spreads have tightened considerably. In our view, credit spreads may have peaked and could begin to widen again in 2010. We also want to be cautious going into 2010 as we believe that credit spreads have decoupled from credit fundamentals. We intend to continue to focus on pre-refunded, tax-backed and essential service revenue bonds, while limiting exposure to bonds that could see a credit headwind, such as those in the appropriation4 or certificate of participation (COP)5 sectors, where such debt is not subject to voter approval.
Overall, in all three Funds, we intend to maintain an overweighted position in high quality bonds and to focus on securities that provide adequate liquidity. We will not hesitate to adjust duration and/or sector positioning in any of the Funds if the timing of a shift in Fed policy and/or the economic and inflationary picture changes. We intend to maintain the Funds’ high credit quality, staying disciplined to our investment process with an emphasis on risk management.

[3]	Pre-refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the pre-refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value—sometimes significantly.

[4]	Generally, appropriation-backed debt is rated one notch below the general obligation (GO) rating. Greater distinctions can be made in some cases, including for certain sports, entertainment, or convention center projects. Unique structural protections can allow for a rating on par with the GO.

[5]	Certificates of Participation (COPs) are tax-exempt government securities used to raise funds to improve and construct buildings or purchase equipment. COPs are used to finance capital costs related to construction or acquisition and may not be used to finance ongoing operating costs.

PNC Funds, Inc.
Management’s Discussion of Fund Performance — Continued
November 30, 2009
Index Definitions
The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks.
The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks.
The Russell 2000® Index measure the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.
The MSCI All Country World Free ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging markets allocation.
The Merrill Lynch U.S. Corporate & Government 1-5 YR Index is an unmanaged market capitalization weighted index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.
The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of the Barclays Government/Credit Bond Index and two Barclays asset-backed securities indices.
The Barclays Capital Quality Intermediate Index is an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA.
The Barclays Capital Mutual Fund Short Index is an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0—6 years.
The views expressed in this commentary reflect those of the portfolio managers as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and the Funds and the Funds’ Adviser disclaim any responsibility to update such views. The views may not be relied upon as investment advice, and because investment decisions for the Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Fund.

PNC Funds, Inc.
PRIME MONEY MARKET FUND
Schedule of Portfolio Investments
November 30, 2009
(Unaudited)

	Par
	(000)	Value
COMMERCIAL PAPER — 52.2%(a)
Asset Backed Securities — 23.6%(b)
Alpine Securitization,
0.18%, 1/12/10	$13,000	$12,997,270
Amsterdam Funding Corp.,
0.16%, 12/1/09	12,500	12,500,000
Barton Capital LLC,
0.17%, 12/1/09	12,500	12,500,000
Cancara Asset Securitization LLC,
0.21%, 12/8/09	12,500	12,499,490
Fairway Finance Corp.,
0.14%, 12/3/09	13,000	12,999,899
Liberty Street Funding LLC
0.16%, 12/22/09	1,250	1,249,883
0.16%, 12/23/09	10,000	9,999,022
NetJets, Inc.,
0.13%, 12/17/09	12,500	12,499,278
Old Line Funding LLC,
0.19%, 1/20/10	8,000	7,997,889
Starbird Funding Corp.,
0.15%, 12/2/09	7,500	7,499,969
Wal-Mart Funding Corp.,
0.20%, 12/9/09	12,500	12,499,444
Yorktown Capital LLC,
0.17%, 1/7/10	12,500	12,497,816

		127,739,960

Banking & Financial Services — 4.5%
Bank of America Corp.,
0.17%, 12/2/09	12,000	11,999,944
JPMorgan Chase & Co.,
0.18%, 1/8/10	12,500	12,497,625

		24,497,569

Beverages — 1.8%
Coca-Cola Co.,
0.15%, 12/17/09 (b)	10,000	9,999,333

Diversified Financial Services — 4.6%
General Electric Capital Corp.,
0.17%, 12/10/09	12,000	11,999,490
Nestle Capital Corp.,
0.20%, 3/2/10 (b)	12,750	12,743,554

		24,743,044

Federal and Federally Sponsored Credit Agencies — 1.2%
The FDIC-General Electric Capital Corp., TLGP,
0.16%, 12/3/09	6,500	6,499,942

Foreign Banks — 12.4%
ABN AMRO North American Finance, Inc.,
0.31%, 1/7/10	13,300	13,295,762
Australia & New Zealand Banking Group
0.20%, 2/8/10 (b)	3,000	2,998,850
0.20%, 1/15/10 (b)	4,500	4,498,875
BNP Paribas Finance, Inc.,
0.15%, 12/10/09	6,000	5,999,775
CBA (Delaware) Finance
0.24%, 12/15/09	6,000	5,999,440
0.50%, 12/21/09	5,000	4,998,611
0.21%, 1/13/10	5,000	4,998,746
Dexia Delaware LLC,
0.30%, 12/15/09	7,000	6,999,183
Nordea North America, Inc.,
0.20%, 2/18/10	2,000	1,999,122
Societe Generale
0.25%, 12/11/09	6,000	5,999,583
0.25%, 12/9/09	9,250	9,249,486

		67,037,433

Motor Vehicle and Car Bodies — 4.1%
American Honda Finance Corp.,
0.13%, 1/11/10	8,500	8,498,742
Toyota Motor Credit Corp.,
0.30%, 12/14/09	14,000	13,998,483

		22,497,225

TOTALCOMMERCIAL PAPER (Cost $283,014,506)		283,014,506

U.S. GOVERNMENT AGENCY SECURITIES — 12.7%
Fannie Mae — 2.8%
Notes
0.22%, 2/12/10(c)	7,000	6,997,045
0.64%, 10/22/10 (c)	8,000	8,000,000

		14,997,045

Federal Farm Credit Bank — 1.6%
Notes
0.21%, 2/14/11(c)	4,500	4,498,356
0.33%, 5/18/11(c)	4,000	4,004,162

		8,502,518

Federal Home Loan Bank — 6.1%
Notes
1.05%, 2/23/10	5,000	4,999,290
0.70%, 4/30/10	3,500	3,500,174
0.65%, 6/10/10(d)	6,300	6,300,000
0.52%, 6/25/10	6,500	6,498,266
0.18%, 7/13/10(c)	8,000	7,998,805
0.75%, 9/30/10	4,000	4,010,739

		33,307,274

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
PRIME MONEY MARKET FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Par
	(000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — Continued
Freddie Mac — 2.2%
Notes
0.18%, 7/12/10 (c)	$6,000	$6,000,000
0.26%, 12/30/10 (c)	6,000	6,000,152

		12,000,152

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $68,806,989)		68,806,989

CERTIFICATES OF DEPOSIT — 11.3%
CIBC,
0.22%, 1/4/10	9,000	9,000,000
Lloyds TSB Bank PLC
0.21%, 12/7/09	6,000	6,000,010
0.22%, 1/11/10	6,000	6,000,136
Rabobank Nederland NV
0.55%, 12/1/09	6,000	6,000,000
0.52%, 1/15/10	6,000	6,000,150
Societe Generale,
0.35%, 12/7/09	2,000	2,000,057
Svenska Handelsbanken,
0.23%, 2/2/10	12,000	12,000,210
Toronto Dominion Bank,
0.52%, 1/25/10	14,000	14,000,594

TOTAL CERTIFICATES OF DEPOSIT (Cost $61,001,157)		61,001,157

CORPORATE BONDS — 5.3%(c)
BP Capital Markets PLC,
0.42%, 1/11/10 (e)	10,000	10,000,000
The FDIC-Citigroup Funding, Inc., TLGP,
0.38%, 7/30/10 (e)	3,500	3,500,000
The FDIC-General Electric Capital Corp.,TLGP,
0.33%, 7/8/10 (e)	2,000	2,000,000
The FDIC-Goldman Sachs Group, Inc., TLGP,
0.83%, 12/3/10 (e)	3,500	3,515,884
Wachovia Corp.,
0.51%, 6/1/10	10,000	9,995,006

TOTAL CORPORATE BONDS (Cost $29,010,890)		29,010,890

BANKERS ACCEPTANCE — 0.7%
Wachovia Bank NA,
0.18%, 1/21/10(a)	3,700	3,699,057

TOTAL BANKERS ACCEPTANCE (Cost $3,699,057)		3,699,057

REPURCHASE AGREEMENTS — 9.8%
Bank of America Securities, LLC (Agreement dated 11/30/09 to be repurchased at $13,000,051 collateralized by $13,270,000 (Value $13,760,000) U.S. Government Agency Obligation, Interest Rate 0.00%, due 12/31/09)

0.14%, 12/1/09	13,000	13,000,000
JPMorgan Securities (Agreement dated 11/30/09 to be repurchased at $13,000,036 collateralized by $13,260,000 (Value $13,253,102) U.S. Government Agency Obligation, Floating Rate Note, due 4/1/10)
0.10%, 12/1/09	13,000	13,000,000
Morgan Stanley Securities (Agreement dated 11/30/09 to be repurchased at $13,000,043 collateralized by $13,070,000 (Value $13,278,074) U.S. Government Agency Obligation, Interest rate 1.62%, due 12/30/09)

0.12%, 12/1/09	13,000	13,000,000
Wells Fargo Securities (Agreement dated 11/30/09 to be repurchased at $14,000,062 collateralized by $13,060,000 (Value $14,435,087) U.S. Government Agency Obligation, Interest rate 5.63%, due 3/14/36)
0.16%, 12/1/09	14,000	14,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $53,000,000)		53,000,000

MONEY MARKET FUNDS — 8.0%
Goldman Sachs Financial Square Prime Obligations Fund	4,890,612	4,890,612
JPMorgan Prime Money Market Fund	23,669,797	23,669,797
Morgan Stanley Institutional Liquidity Prime Fund	15,002,775	15,002,775

TOTAL MONEY MARKET FUNDS (Cost $43,563,184)		43,563,184

TOTAL INVESTMENTS IN SECURITIES — 100.0% (Cost $542,095,783)(f)		542,095,783
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		84,832

NET ASSETS — 100.0%		$542,180,615

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
PRIME MONEY MARKET FUND
Schedule of Portfolio Investments — Concluded
November 30, 2009
(Unaudited)

(a)	Rate disclosed represents yield at the time of purchase.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, or otherwise restricted as to resale. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Adviser, using procedures approved by the Board of Directors, has deemed these securities to be liquid. These securities represent $157,980,572 or 29.1% of net assets as of November 30, 2009.

(c)	Variable or floating rate security. Rate disclosed is as of November 30, 2009. The date reported is the final maturity date, not the next reset date.

(d)	Security is callable @ 100.

(e)	Illiquid, restricted security. These securities represent $19,015,884 or 3.5% of net assets as of November 30, 2009. (See Note 8 in Notes to Financial Statements.)

(f)	Aggregate cost for financial reporting and Federal income tax purposes.
A summary of inputs used to value the fund’s net assets as of November 30, 2009 is as follows. (See Note 1A in Notes to Financial Statements.):

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	11/30/09	Prices	Inputs	Inputs
Commercial Paper	$283,014,506	$—	$283,014,506	$—
U.S. Government Agency Securities	68,806,989	—	68,806,989	—
Certificates of Deposit	61,001,157	—	61,001,157	—
Corporate Bonds	29,010,890	—	29,010,890	—
Bankers Acceptance	3,699,057	—	3,699,057	—
Repurchase Agreements	53,000,000	—	53,000,000	—
Money Market Funds	43,563,184	43,563,184	—	—

Total Assets — Investments in Securities	$542,095,783	$43,563,184	$498,532,599	$—

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments
November 30, 2009
(Unaudited)

	Par
	(000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 61.1%
Fannie Mae — 19.1% (a)
Discount Notes
0.04%, 12/7/09	$987	$986,993
0.05%, 12/17/09	1,030	1,029,977
0.07%, 12/17/09	1,100	1,099,966
0.14%, 12/18/09	5,000	4,999,669
0.37%, 12/21/09	4,000	3,999,178
0.04%, 12/22/09	1,000	999,977
0.11%, 12/30/09	5,000	4,999,557
0.11%, 12/31/09	1,000	999,908
0.21%, 1/4/10	5,000	4,999,032
0.20%, 1/15/10	5,000	4,998,750
0.12%, 1/22/10	1,473	1,472,745
0.09%, 1/27/10	5,000	4,999,327
0.10%, 2/4/10	1,300	1,299,765
0.09%, 2/5/10	1,900	1,899,687
0.10%, 2/10/10	2,000	1,999,625
0.38%, 2/16/10	2,000	1,998,374
0.07%, 2/17/10	3,354	3,353,528
0.10%, 2/22/10	3,200	3,199,262
0.25%, 2/22/10	2,900	2,898,328
0.26%, 2/24/10	5,000	4,996,931
0.50%, 3/1/10	2,500	2,496,875
0.14%, 3/3/10	3,000	2,998,927
0.09%, 3/15/10	1,579	1,578,589
0.11%, 3/15/10	5,000	4,998,411
0.20%, 3/24/10	4,000	3,997,489
0.13%, 4/5/10	5,000	4,997,830
0.10%, 4/7/10	2,173	2,172,233
0.15%, 4/14/10	1,600	1,599,107
0.40%, 5/3/10	4,000	3,993,200
Notes
0.22%, 2/12/10 (b)	3,000	2,998,733
0.17%, 7/13/10 (b)	5,000	4,999,365

		94,061,338

Federal Farm Credit Bank — 4.7%
Notes
0.90%, 12/16/09	5,000	5,000,000
0.13%, 6/25/10 (b)	6,500	6,499,842
0.54%, 9/15/10	3,000	3,000,000
0.21%, 2/14/11(b)	3,500	3,498,722
0.33%, 5/18/11(b)	3,250	3,253,381
0.29%, 6/22/11(b)	2,000	1,999,382

		23,251,327

Federal Home Loan Bank — 16.6%
Discount Notes
0.04%, 12/1/09	1,540	1,540,000
0.05%, 12/2/09	800	799,999
0.05%, 12/4/09	700	699,997
0.10%, 12/4/09	4,399	4,398,963
0.07%, 12/8/09	1,000	999,986
0.76%, 12/9/09	5,000	4,999,167
0.04%, 12/11/09	5,000	4,999,944
0.04%, 12/15/09	1,750	1,749,973
0.12%, 12/16/09	3,000	2,999,850
0.14%, 12/28/09	4,000	3,999,580
0.12%, 1/4/10	2,436	2,435,724
0.04%, 1/20/10	3,000	2,999,833
0.12%, 1/21/10	2,700	2,699,541
0.08%, 1/22/10	5,000	4,999,422
0.06%, 2/11/10	1,688	1,687,797
0.37%, 4/1/10	3,294	3,289,904
0.20%, 5/13/10	4,000	3,996,378
Notes
3.10%, 2/4/10	3,000	3,014,178
1.05%, 2/23/10	2,500	2,499,645
1.05%, 3/5/10	3,000	3,004,704
0.82%, 4/28/10	2,000	2,000,497
0.70%, 4/30/10	3,000	3,000,149
0.52%, 6/25/10	3,000	2,999,216
0.55%, 7/29/10	3,000	2,999,691
0.75%, 9/30/10	2,250	2,256,040
0.50%, 10/5/10	5,000	4,999,578
3.38%, 10/20/10	3,500	3,593,788
0.56%, 11/19/10	2,500	2,500,000

		82,163,544

Freddie Mac — 20.7%
Discount Notes
0.19%, 12/15/09	5,000	4,999,631
0.05%, 12/16/09	5,000	4,999,896
0.11%, 12/21/09	4,000	3,999,756
0.21%, 1/4/10	5,000	4,999,032
0.04%, 1/5/10	1,231	1,230,952
0.21%, 1/11/10	5,000	4,998,804
0.08%, 1/20/10	5,320	5,319,409
0.04%, 1/21/10	2,300	2,299,870
0.21%, 1/26/10	5,000	4,998,367
0.10%, 2/1/10	2,933	2,932,495
0.12%, 2/16/10	2,200	2,199,435
0.11%, 2/23/10	5,000	4,998,775
0.07%, 3/9/10	3,000	2,999,428
0.14%, 3/16/10	5,000	4,997,958
0.12%, 3/22/10	1,250	1,249,538
0.15%, 3/22/10	1,336	1,335,382
0.11%, 3/25/10	5,000	4,998,258
0.15%, 3/30/10	5,000	4,997,521
0.23%, 4/6/10	5,000	4,995,975
0.19%, 4/7/10	4,325	4,322,101
0.18%, 5/17/10	5,000	4,995,941
0.41%, 5/17/10	2,000	1,996,196
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments — Concluded
November 30, 2009
(Unaudited)

	Par
	(000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — Continued
Freddie Mac — Continued
Notes
0.14%, 12/7/09 (b)	$5,000	$4,999,987
0.58%, 1/8/10 (b)	5,000	5,000,000
2.88%, 6/28/10	2,500	2,537,937
0.18%, 7/12/10 (b)	5,000	5,000,000

		102,402,644

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $301,878,853)		301,878,853

REPURCHASE AGREEMENTS — 30.1%
Bank of America Securities, LLC (Agreement dated 11/30/09 to be repurchased at $37,000,144 collateralized by $37,000,000 (Value $37,741,537) U.S. Government Agency Obligation, Interest rate 1.83%, due 12/31/09)

0.14%, 12/1/09	37,000	37,000,000
JPMorgan Securities (Agreement dated 11/30/09 to be repurchased at $37,000,103 collateralized by $37,000,000 (Value $37,743,147) U.S. Government Agency Obligation, Interest Rate 01.00%, due 11/27/12)
0.10%, 12/1/09	37,000	37,000,000
Morgan Stanley Securities (Agreement dated 11/30/09 to be repurchased at $37,000,123 collateralized by $37,000,000 (Value $37,693,942) U.S. Government Agency Obligation, Interest rate 1.38%, due 10/19/11)

0.12%, 12/1/09	37,000	37,000,000
Wells Fargo (Agreement dated 11/30/09 to be repurchased at $38,000,169 collateralized by $38,000,000 (Value $39,177,004) U.S. Government Agency Obligation, Interest rate 5.63%, due 3/14/36)
0.16%, 12/1/09	38,000	38,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $149,000,000)		149,000,000

MONEY MARKET FUNDS — 8.8%
FFI Government Fund	21,992,146	21,992,146
Goldman Sachs Financial Square Funds — Government Fund	3,983,957	3,983,957
JPMorgan U.S. Government Money Market Fund	17,795,960	17,795,960

TOTAL MONEY MARKET FUNDS (Cost $43,772,063)		43,772,063

TOTAL INVESTMENTS IN SECURITIES — 100.0% (Cost $494,650,916) (c)		494,650,916
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%	.	81,860

NET ASSETS — 100.0%		$494,732,776

(a)	Rate disclosed represents the yield at the time of purchase.

(b)	Variable or floating rate security. Rate disclosed is as of November 30, 2009. The date reported is the final maturity date, not the next reset date.

(c)	Aggregate cost for financial reporting and Federal income tax purposes.
A summary of inputs used to value the fund’s net assets as of November 30, 2009 is as follows. (See Note 1A in Notes to Financial Statements.):

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	11/30/09	Prices	Inputs	Inputs
U.S. Government Agency Securities	$301,878,853	$—	$301,878,853	$—
Repurchase Agreements	149,000,000	—	149,000,000	—
Money Market Funds	43,772,063	43,772,063	—	—

Total Assets — Investment in Securities	$494,650,916	$43,772,063	$450,878,853	$—

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT MONEY MARKET FUND
Schedule of Portfolio Investments
November 30, 2009
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — 99.9%
Alaska — 1.9%
Valdez Alaska Marine, BP Pipelines Inc. Project, Ser C, RB, VRDB,
0.19%, 12/1/09 (a)	$2,900	$2,900,000

California — 1.6%
Metropolitan Water District, Southern California Waterworks, Ser B-3, RB, VRDB, SPA: BNP Paribas,
0.18%, 12/1/09 (a)	2,400	2,400,000

Connecticut — 1.7%
Connecticut State, Ser A, GO, VRDB, INS: Landesbank Hessen- Thuringen Girozentrale,
0.30%, 12/3/09 (a)	2,500	2,500,000

Indiana — 2.6%
Indiana State Finance Authority, Trinity Health, Ser D-2, RB, VRDB,
0.21%, 12/3/09 (a)	4,000	4,000,000

Kentucky — 7.1%
Berea Educational Facilities, Berea College Project, Ser B, RB, VRDB,
0.26%, 12/1/09 (a)	4,800	4,800,000

Kentucky Economic Development Finance Authority, Baptist Healthcare Systems, Ser B-1, RB, VRDB, LOC: JPMorgan Chase Bank,
0.22%, 12/1/09 (a)	6,000	6,000,000

		10,800,000

Louisiana — 3.7%
Louisiana Public Facilities Authority, Hospital RB, Franciscan, Ser D, VRDB, LOC: JPMorgan Chase Bank,
0.24%, 12/1/09 (a)	5,600	5,600,000

Maryland — 3.3%
Baltimore IDA, Baltimore Cap Acquisition, RB, VRDB, LOC: Bayerische Landesbank,
0.37%, 12/2/09 (a)	5,055	5,055,000

Massachusetts — 4.2%
Massachusetts State Health & Educational Facilities Authority, Ser EE, TECP,
0.32%, 6/14/10	5,000	5,000,000
Massachusetts State, Central Artery, Ser A, GO, VRDB, SPA: Landesbank Baden Wurttemberg,
0.25%, 12/1/09 (a)	1,400	1,400,000

		6,400,000

Michigan — 5.7%
University of Michigan, Ser A, RB, VRDB,
0.26%, 12/1/09 (a)	2,500	2,500,000
University of Michigan, Ser A-2, RB, VRDB,
0.26%, 12/1/09 (a)	3,100	3,100,000
University of Michigan, Ser H, TECP,
0.30%, 2/8/10	3,000	3,000,000

		8,600,000

Minnesota — 5.2%
Minneapolis Minnesota, University Gateway Project, Ser B, RB, VRDB, SPA: Wells Fargo Bank N.A.,
0.24%, 12/3/09 (a)	2,550	2,550,000
Rochester Health Care Facilities, Ser 92-A, TECP,
0.33%, 1/12/10	2,400	2,400,000
Rochester Health Care Facilities, Ser 92-B, TECP,
0.33%, 1/12/10	3,000	3,000,000

		7,950,000

Missouri — 6.3%
Missouri State Health & Educational Facilities Authority, Washington University, Ser A, RB, VRDB,
0.19%, 12/1/09 (a)	5,000	5,000,000
Missouri State Highways & Transit Commission, State Road, Ser A, RB,
5.00%, 2/1/10	4,500	4,533,484

		9,533,484

Montana — 2.0%
Montana State Board of Investment, Intercap Revolving Program, RB, Mandatory Put on 03/01/10,
2.15%, 3/1/32 (a)	3,000	3,000,000

New Mexico — 5.3%
Hurley, PCR, Kennecott Santa Fe, RB, VRDB, INS: BP PLC
0.19%, 12/1/09 (a)	4,000	4,000,000
New Mexico, Hospital Equipment Loan Council, Presbyterian Healthcare, Ser C, RB, VRDB, SPA: Wells Fargo Bank N.A.,
0.26%, 12/3/09 (a)	4,000	4,000,000

		8,000,000

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT MONEY MARKET FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
North Carolina — 2.4%
University of North Carolina Chapel Hill, Ser B, RB, VRDB,
0.20%, 12/2/09 (a)	$3,700	$3,700,000

Ohio — 9.1%
Cleveland Airport System, Ser D, RB, VRDB, LOC: U.S. Bank,
0.25%, 12/3/09 (a)	3,800	3,800,000
Ohio State Higher Educational Facility Commission, Cleveland Clinic, Ser B-4, RB, VRDB,
0.19%, 12/1/09 (a)	5,000	5,000,000
Ohio State University, Ser 03-C, TECP,
0.30%, 12/3/09	5,000	5,000,000

		13,800,000

Pennsylvania — 8.8%
Delaware County IDA, Airport Facilities, United Parcel Service Project, RB, VRDB,
0.20%, 12/2/09 (a)	1,500	1,500,000
Delaware County IDA, RB, VRDB, INS: General Electric Capital,
0.23%, 12/2/09 (a)	5,100	5,100,000
Lower Merion School District, Capital Project, Ser B, GO, VRDB, LOC: US Bank N.A.,
0.23%, 12/3/09 (a)	5,500	5,500,000
Philadelphia, Hospitals & Higher Education Facilities Authority, Children’s Hospital Project, Ser A, RB, VRDB, SPA: JPMorgan Chase Bank,
0.19%, 12/1/09 (a)	1,200	1,200,000

		13,300,000

Tennessee — 6.0%
Hamilton County, GO,
4.00%, 3/1/10	6,000	6,045,275
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University, Ser B, RB, VRDB,
0.20%, 12/3/09 (a)	2,970	2,970,000

		9,015,275

Texas — 14.4%
Houston, Higher Education Finance Corp., Rice University Project, Ser A, RB, VRDB,
0.18%, 12/1/09 (a)	3,000	3,000,000
Houston, Higher Education Finance Corp., Rice University Project, Ser B, RB, VRDB,
0.19%, 12/1/09 (a)	2,300	2,300,000
Red River Education Finance, Texas Christian University Project, RB, VRDB,
0.20%, 12/2/09 (a)	4,600	4,600,000
Southwest Higher Education Authority, Southern Methodist University, RB, VRDB, LOC:
Landesbank Hessen-Thueringen Girozentrale,
0.21%, 12/1/09 (a)	5,800	5,800,000
Texas State, TRAN,
2.50%, 8/31/10	4,000	4,061,050
Texas Tech University, Ser A, TECP,
0.35%, 12/10/09	2,000	2,000,000

		21,761,050

Virginia — 5.3%
Fairfax County Industrial Development Authority, Fairfax Hospital, Ser D, RB, VRDB, INS: Liquidation Facility — Innovative Health System,
0.25%, 12/2/09 (a)	5,800	5,800,000
Peninsula Ports Authority, Coal Terminal, Dominion Terminal Project, Ser D, RB, VRDB, LOC: U.S. Bank N.A.,
0.20%, 12/1/09 (a)	2,300	2,300,000

		8,100,000

Wyoming — 3.3%
Uinta County, PCR, Chevron USA Inc. Project, RB, VRDB,
0.17%, 12/1/09 (a)	5,000	5,000,000

TOTAL MUNICIPAL BONDS (Cost $151,414,809)		151,414,809

TOTAL INVESTMENTS IN SECURITIES — 99.9% (Cost $151,414,809) (b)		151,414,809
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		226,062

NET ASSETS — 100.0%		$151,640,871

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2009. The maturity date shown is the next scheduled demand date.

(b)	Aggregate cost for financial reporting and Federal income tax purposes.
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT MONEY MARKET FUND
Schedule of Portfolio Investments — Concluded
November 30, 2009
(Unaudited)
A summary of inputs used to value the fund’s net assets as of November 30, 2009 is as follows. (See Note 1A in Notes to Financial Statements.):

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	11/30/09	Prices	Inputs	Inputs
Municipal Bonds	$151,414,809	$—	$151,414,809	$—

Total Assets — Investments in Securities	$151,414,809	$—	$151,414,809	$—

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Schedule of Portfolio Investments
November 30, 2009
(Unaudited)

	Shares	Value
COMMON STOCKS — 97.7%
Consumer Discretionary — 13.1%
Buckle, Inc./The (a)	20,120	$550,081
Deckers Outdoor Corp. (b)	6,450	597,463
Gildan Activewear, Inc. (b)	16,390	316,163
Penn National Gaming, Inc. (b)	25,570	685,020
Sonic Corp. (b)	34,360	331,230
Strayer Education, Inc.	2,000	395,000
Tractor Supply Co. (b)	15,050	702,684
Universal Electronics, Inc. (b)	13,070	281,136

		3,858,777

Consumer Staples — 3.1%
Chattem, Inc. (b)	8,780	578,075
Corn Products International, Inc.	12,280	344,331

		922,406

Energy — 6.5%
Alon USA Energy, Inc. (a)	38,730	278,469
ATP Oil & Gas Corp. (a) (b)	25,000	398,750
Atwood Oceanics, Inc. (b)	7,840	295,411
Contango Oil & Gas Co. (b)	8,700	386,106
Goodrich Petroleum Corp. (a) (b)	3,900	86,307
Oil States International, Inc. (b)	12,690	455,190

		1,900,233

Financial Services — 24.1%
Affiliated Managers Group, Inc. (b)	11,830	771,434
AmTrust Financial Services, Inc.	37,350	446,332
Bank of the Ozarks, Inc. (a)	24,000	637,920
FirstService Corp. (b)	28,000	518,560
Glacier Bancorp, Inc	38,440	502,795
Harleysville Group, Inc	5,200	163,644
Investment Technology Group, Inc. (b)	20,620	376,315
Lazard, Ltd., CL A	19,130	741,479
Montpelier Re Holdings Ltd.	33,730	564,640
Portfolio Recovery Associates, Inc. (a) (b)	20,500	923,115
Prosperity Bancshares, Inc.	15,160	603,823
RLI Corp. (a)	6,130	309,136
Valley National Bancorp (a)	38,950	514,919

		7,074,112

Health Care — 7.9%
Bio-Reference Laboratories, Inc. (b)	11,100	364,080
Catalyst Health Solutions, Inc. (b)	17,780	604,698
Cubist Pharmaceuticals, Inc. (b)	14,970	249,700
NuVasive, Inc. (b)	19,780	641,861
PAREXEL International Corp. (b)	11,560	138,836
Psychiatric Solutions, Inc. (b)	6,910	153,126
Savient Pharmaceuticals, Inc. (b)	7,100	95,353
Sucampo Pharmaceuticals, Inc., CL A (b)	18,000	59,580

		2,307,234

Industrials — 18.3%
AAR Corp. (b)	23,500	438,510
Actuant Corp., CL A	5,200	84,916
BE Aerospace, Inc. (b)	45,500	876,785
Curtiss-Wright Corp.	9,000	256,140
EMCOR Group, Inc. (b)	23,440	557,872
Esterline Technologies Corp. (b)	13,000	525,070
Harsco Corp.	8,970	278,339
Houston Wire & Cable Co. (a)	39,460	438,401
ICF International, Inc. (b)	20,560	555,120
IDEX Corp.	19,330	572,748
Regal-Beloit Corp.	6,000	284,760
Shaw Group, Inc. (b)	8,420	240,223
Snap-On, Inc.	7,780	281,247

		5,390,131

Information Technology — 15.3%
CommScope, Inc. (b)	6,400	160,832
Comtech Telecommunications Corp. (b)	18,080	519,619
Daktronics, Inc. (a)	13,957	118,216
Digital River, Inc. (b)	22,280	562,124
j2 Global Communications, Inc. (b)	18,500	367,780
Lam Research Corp. (b)	5,800	197,142
Open Text Corp. (b)	7,980	303,799
OSI Systems, Inc. (b)	24,000	490,320
Rofin-Sinar Technologies, Inc. (b)	17,300	394,094
TeleCommunication Systems, Inc., CL A (b)	51,020	430,099
Trimble Navigation Ltd. (b)	17,470	390,105
Tyler Technologies, Inc. (a) (b)	28,440	568,231

		4,502,361

Materials — 6.6%
AptarGroup, Inc.	7,330	264,760
Balchem Corp.	9,310	296,803
Carpenter Technology Corp.	12,640	292,995
Compass Minerals International, Inc.	8,280	538,945
Methanex Corp	14,780	265,005
Northgate Minerals Corp. (b)	90,000	287,100

		1,945,608

Telecommunication Services — 0.9%
Atlantic Tele-Network, Inc.	5,770	270,440

Utilities — 1.9%
UGI Corp.	23,300	547,084

TOTAL COMMON STOCKS (Cost $29,574,534)		28,718,386

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Shares	Value
EXCHANGE TRADED FUND — 1.0%
iShares Russell 2000 Index Fund	5,290	$307,349

TOTAL EXCHANGE TRADED FUND (Cost $320,627)		307,349

MONEY MARKET FUND — 1.9%
PNC Prime Money Market Fund (c)	547,941	547,941

TOTAL MONEY MARKET FUND (Cost $547,941)		547,941

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 11.1%(d)
Investment in securities lending short term investment portfolio		3,276,985

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (Cost $3,276,985)		3,276,985

TOTAL INVESTMENTS IN SECURITIES — 111.7% (Cost $33,720,087) (e)		32,850,661
LIABILITIES IN EXCESS OF OTHER ASSETS — (11.7)%		(3,446,383)

NET ASSETS — 100.0%		$29,404,278

(a)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Note 1H in Notes to Financial Statements.) The total value of securities on loan is $3,190,356.

(b)	Non-income producing security.

(c)	See Note 9 in Notes to Financial Statements regarding Affiliated Issuers.

(d)	See Note 1H in Notes to Financial Statements.

(e)	Aggregate cost for financial reporting and Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$912,793
Excess of tax cost over value	$(1,782,219)
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Schedule of Portfolio Investments — Concluded
November 30, 2009
(Unaudited)
A summary of inputs used to value the fund’s net assets as of November 30, 2009 is as follows. (See Note 1A in Notes to Financial Statements.):

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	11/30/09	Prices	Inputs	Inputs
Common Stocks *	$28,718,386	$28,718,386	$—	$—
Exchange Traded Fund	307,349	307,349	—	—
Money Market Fund	547,941	547,941	—	—
Securities Held As Collateral for
Securities on Loan	3,276,985	—	3,276,985	—

Total Assets — Investments in Securities	$32,850,661	$29,573,676	$3,276,985	$—

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

			Transfers in
	Market Value	Net purchases	and/or out of	Market Value
	at 05/31/09	(sales)	Level 3	at 11/30/09
Assets — Investments in Securities	$441,943	$(38,356)	$(403,587)	$—

	Market Value	Transfer Out	Market Value
	at 05/31/09	of Level 3	at 11/30/09
Assets — Other Assets **	$364,819	$(364,819)	$—

*	See Schedule of Portfolio Investments detail for industry breakout.

**	Represents receivable for securities lending collateral shortfall.
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments
November 30, 2009
(Unaudited)

	Shares	Value
COMMON STOCKS — 97.0%
Australia — 5.2%
Amp Ltd. (a)	97,931	$553,334
BHP Billiton Ltd., SP ADR	17,050	1,283,865
Brambles Ltd. (a)	95,969	581,029
Cochlear Ltd. (a)	9,090	526,501
Lihir Gold Ltd., SP ADR	12,570	412,547
Macarthur Coal Ltd. (a)	33,407	283,858
Orica Ltd. (a)	6,493	148,552
OZ Minerals Ltd. (a) (b)	395,730	441,173
Paladin Energy Ltd. (a) (b)	120,636	454,168
Santos Ltd. (a)	49,416	664,802
Telstra Corp. Ltd. (a)	53,578	167,335
Woolworths Ltd. (a)	20,793	533,956
WorleyParsons Ltd. (a)	20,980	509,593

		6,560,713

Austria — 0.3%
Telekom Austria AG (a)	21,656	376,730

Brazil — 1.5%
Banco Santander Brasil SA (a) (b)	22,200	295,283
Petroleo Brasileiro SA, SP ADR	8,223	370,528
Vale SA, SP ADR	30,048	861,476
Vivo Participacoes SA, ADR	14,125	430,813

		1,958,100

Canada — 1.3%
Encana Corp.	7,862	421,407
Kinross Gold Corp	8,532	169,929
Potash Corp. of Saskatchewan, Inc.	5,799	647,813
Research In Motion Ltd. (b)	4,811	277,929
Suncor Energy, Inc.	3,346	120,157

		1,637,235

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, SP ADR	3,361	126,979

China — 3.8%
China High Speed Transmission Equipment Group Co., Ltd. (a)	243,530	574,501
China National Building Material Co. Ltd., H Shares (a)	137,610	267,163
China South Locomotive and Rolling Stock Corp., Ltd., H Shares (a)	251,938	172,458
E-House China Holdings Ltd., ADR (b)	46,190	898,396
New Oriental Education & Technology Group, Inc., SP ADR (b)	2,820	201,094
Ping An Insurance Group Co. of China Ltd., H Shares (a)	34,010	316,877
Tencent Holdings Ltd. (a)	49,180	908,473
Zhuzhou CSR Times Electric Co., Ltd., H Shares (a)	253,080	512,528
Zijin Mining Group Co., Ltd., H Shares (a) (b)	921,620	992,689

		4,844,179

Denmark — 0.9%
A P Moller — Maersk A/S, B Shares (a)	11	80,610
Novo Nordisk A/S, B Shares (a)	1,897	126,846
Novo Nordisk A/S, SP ADR	8,070	538,430
Vestas Wind Systems A/S (a) (b)	5,107	358,925

		1,104,811

Finland — 0.2%
Nokia Oyj (a)	15,534	205,622

France — 7.9%
Alstom SA (a)	1,461	103,040
ArcelorMittal (a) (c)	5,379	210,870
AXA SA (a)	14,772	354,815
BNP Paribas (a)	14,557	1,212,438
Credit Agricole SA (a)	35,323	738,901
Electricite de France (a) (c)	17,137	989,916
Essilor International SA (a)	11,136	647,716
France Telecom SA (a)	15,135	394,078
GDF Suez (a)	1,027	42,918
Groupe Danone (a)	7,581	454,704
Legrand SA (a)	19,280	530,243
LVMH Moet Hennessy Louis Vuitton SA (a)(c)	4,612	481,593
Schneider Electric SA (a)	1,633	180,061
Total SA (a)(c)	22,756	1,409,880
Vallourec (a)	4,671	787,367
Veolia Environnement (a)	15,457	525,321
Vinci SA (a)	5,309	295,394
Vivendi (a)	19,456	563,550

		9,922,805

Germany — 6.1%
Adidas AG (a)	6,489	371,967
Bayer AG (a)	25,277	1,943,861
Daimler AG (a)	3,798	192,595
Deutsche Boerse AG (a)	4,318	359,911
E.ON AG (a)	26,917	1,070,350
Linde AG (a)	4,673	575,425
Metro AG (a)	5,918	371,934
Rational AG (a)	1,990	338,572
RWE AG (a)	3,893	358,521
SAP AG, SP ADR	10,820	517,953
Siemens AG (a)	8,351	820,245
ThyssenKrupp AG (a)	4,815	176,184
Wirecard AG (a)	45,030	574,138

		7,671,656

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Shares	Value
COMMON STOCKS — Continued
Greece — 0.4%
National Bank of Greece SA (a) (b)	10,304	$304,685
OPAP SA (a)	9,356	224,122

		528,807

Hong Kong — 1.8%
China Mobile Ltd. (a)	18,598	174,070
China Overseas Land & Investment, Ltd. (a)	170,240	365,570
Esprit Holdings Ltd. (a)	88,900	596,843
Hengan International Group Co., Ltd. (a)	35,540	255,050
Hong Kong Exchanges & Clearing, Ltd. (a)	11,070	197,186
Li & Fung, Ltd. (a)	88,070	354,141
Midland Holdings Ltd. (a)	373,250	278,429
Sun Hung Kai Properties Ltd. (a)	7,000	103,670

		2,324,959

Ireland — 0.9%
CRH PLC, EUR (a)	13,808	349,968
CRH PLC, US (a)	28,657	724,216

		1,074,184

Israel — 0.5%
Teva Pharmaceutical Industries Ltd., SP ADR	13,240	698,940

Italy — 2.0%
Azimut Holding SpA (a)	29,310	385,792
DiaSorin SpA (a)	13,160	478,083
ENI SpA (a)	42,353	1,050,602
Intesa Sanpaolo (a) (b)	101,965	445,402
Saipem SpA (a)	4,702	152,131

		2,512,010

Japan — 16.4%
Asahi Glass Co., Ltd. (a)	12,000	104,930
Asatsu-DK, Inc. (a)	9,250	180,115
Astellas Pharma, Inc. (a)	18,750	687,856
Bank of Yokohama Ltd. (The) (a)	61,997	302,689
Chiba Bank, Ltd. (The) (a)	63,000	412,000
Daiichi Sankyo Co., Ltd. (a)	8,700	170,465
Daikin Industries, Ltd. (a)	3,000	106,686
East Japan Railway Co. (a)	1,454	102,314
Fanuc Ltd. (a)	2,716	224,399
Gree, Inc. (a) (c)	5,620	297,237
HOYA Corp. (a)	14,750	373,478
INPEX Holdings, Inc. (a)	32	249,378
JSR Corp. (a)	17,850	339,978
Jupiter Telecommunications Co., Ltd. (a)	310	290,335
Kakaku.com, Inc. (a)	70	255,914
Kao Corp. (a)	26,600	651,192
Keyence Corp. (a)	3,560	713,719
Kuraray Co., Ltd. (a)	28,440	339,999
Kurita Water Industries, Ltd. (a)	11,260	353,385
Makita Corp. (a)	12,350	412,022
Mitsubishi Corp. (a)	43,709	986,445
Mitsubishi Electric Corp. (a) (b)	54,500	385,019
Mitsubishi Estate Co., Ltd. (a)	67,000	1,047,746
Mitsubishi Heavy Industries Ltd. (a)	68,000	220,569
Mitsubishi UFJ Financial Group, Inc. (a)	114,000	628,408
Mitsui O.S.K. Lines, Ltd. (a)	48,863	273,095
Mitsui Sumitomo Insurance Group Holdings, Inc. (a)	26,350	694,585
NGK Spark Plug Co., Ltd. (a)	45,500	483,010
NIDEC Corp. (a)	2,600	226,939
Nintendo Co., Ltd. (a)	1,400	342,645
Nitori Co., Ltd. (a)	8,510	713,442
Nitto Denko Corp. (a)	6,700	214,898
Nomura Holdings, Inc. (a)	118,187	846,704
NTT DoCoMo, Inc. (a)	290	438,225
Rohm Co., Ltd. (a)	5,200	338,222
Sega Sammy Holdings, Inc. (a)	19,850	251,396
Sekisui House, Ltd. (a)	54,500	479,508
Seven Bank, Ltd. (a)	110	220,039
Shionogi & Co., Ltd. (a)	11,360	243,792
Shiseido Co., Ltd. (a)	21,000	412,778
Sony Financial Holdings, Inc. (a)	166	501,552
Sumitomo Metal Industries Ltd. (a)	166,000	420,983
Sumitomo Mitsui Financial Group, Inc. (a)	14,574	484,397
Sumitomo Trust and Banking Co., Ltd. (a)	108,000	581,777
Suzuki Motor Corp. (a)	11,000	259,189
T&D Holdings, Inc. (a)	28,975	675,443
Taiyo Nippon Sanso Corp. (a)	23,029	257,961
TDK Corp. (a)	4,300	222,223
Toyota Motor Corp. (a)	23,300	917,147
Yamada Denki Co., Ltd. (a)	6,580	393,779

		20,730,007

Mexico — 0.1%
America Movil SAB de CV, ADR, Ser L	2,639	127,675

Netherlands — 3.7%
Akzo Nobel NV (a)	7,262	462,878
BinckBank NV (a)	21,840	424,612
Crucell NV, ADR (b)	7,180	154,873
Fugro NV, CVA (a)	8,209	468,186
Heineken NV (a)	4,975	234,325
Koninklijke (Royal) Philips Electronics NV (a)	20,816	573,939
Koninklijke Ahold NV (a)	46,435	626,657
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Shares	Value
COMMON STOCKS — Continued
Netherlands — Continued
QIAGEN NV (b)	14,030	$310,063
Unilever NV (a) (c)	47,119	1,445,329

		4,700,862

Norway — 0.2%
Opera Software ASA (a) (c)	78,560	249,280

Russia — 0.6%
Gazprom OAO, ADR	8,232	188,373
LUKOIL, SP ADR	1,603	93,054
Mobile TeleSystems, SP ADR	3,021	151,292
Vimpel-Communications, SP ADR	15,750	300,668

		733,387

Singapore — 0.9%
Capitaland Ltd. (a)	48,500	141,674
Midas Holdings Ltd (a)	348,800	217,337
Wilmar International Ltd. (a)	168,720	770,137

		1,129,148

South Africa — 0.3%
MTN Group Ltd. (a)	20,634	331,560

South Korea — 0.6%
KB Financial Group, Inc. (a) (b)	4,713	236,438
Samsung Electronics Co., Ltd. (a)	800	495,754

		732,192

Spain — 2.7%
Banco Santander SA	70,606	1,218,515
Iberdrola SA (a)	39,427	375,833
Red Electrica Corp. SA (a)	12,830	703,459
Telefonica SA (a)	37,371	1,076,069

		3,373,876

Sweden — 0.6%
Hennes & Mauritz AB, B Shares (a)	11,833	702,455
Telefonaktiebolaget LM Ericsson, B Shares (a)	4,879	47,255

		749,710

Switzerland — 11.5%
ABB Ltd. (a)	26,923	497,075
ABB Ltd., SP ADR	31,350	575,586
Actelion Ltd. (a) (b)	7,440	437,989
Credit Suisse Group AG (a)	7,649	399,767
Credit Suisse Group AG, SP ADR	12,170	637,830
Nestle SA (a)	77,844	3,682,419
Novartis AG (a)	30,010	1,666,352
Roche Holding AG-Genusschein (a)	22,864	3,742,048
Sonova Holding AG (a)	3,440	410,136
Syngenta AG (a)	1,452	385,760
Syngenta AG, ADR	17,260	923,583
Temenos Group AG (a) (b) (c)	36,540	897,251
Zurich Financial Services AG (a)	1,202	260,705

		14,516,501

Taiwan — 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd., SP ADR	69,798	725,201

Ukraine — 0.2%
UkrTelecom (b) (d)	5,189,396	285,261

United Kingdom — 25.3%
Abcam PLC (a)	17,000	257,769
Admiral Group PLC (a)	11,132	194,890
Antofagasta PLC (a)	32,520	482,780
ARM Holdings PLC, SP ADR	62,940	485,897
Autonomy Corp. PLC (a) (b)	32,370	762,947
Barclays PLC (a) (b)	129,487	638,112
BG Group PLC (a)	102,526	1,872,025
BHP Billiton PLC (a)	44,213	1,364,446
BP PLC (a)	102,989	978,727
British American Tobacco PLC (a)	54,647	1,663,958
Bunzl PLC (a)	42,095	433,305
Cadbury PLC (a)	39,310	522,240
Cairn Energy PLC (a) (b)	10,770	548,077
Capita Group PLC (a)	39,779	466,959
Compass Group PLC (a)	123,470	878,052
Diageo PLC (a)	30,975	522,938
Diageo PLC, SP ADR	3,770	254,890
G4S PLC (a)	54,849	221,121
G4S PLC (a) (b)	26,323	105,797
Hays PLC (a)	380,469	613,654
HSBC Holdings PLC (a)	85,292	1,000,210
HSBC Holdings PLC, SP ADR	8,040	474,440
ICAP PLC (a)	39,020	278,924
IG Group Holdings PLC (a)	61,160	319,877
Imperial Tobacco Group PLC (a)	70,750	2,060,836
Intercontinental Hotels Group PLC (a)	24,435	339,037
Intertek Group PLC (a)	14,660	281,605
Lloyds Banking Group PLC, NPR (a) (b)	252,975	233,945
Lonmin PLC (a) (b)	5,199	153,428
National Grid PLC (a)	98,894	1,078,604
Prudential PLC (a)	115,346	1,196,066
Reckitt Benckiser Group PLC (a)	51,717	2,641,958
Reed Elsevier PLC (a)	102,083	764,063
Rio Tinto PLC (a)	14,724	750,091
Scottish & Southern Energy PLC (a)	59,512	1,095,406
Smiths Group PLC (a)	45,303	711,445
SSL International PLC (a)	33,000	404,160
Standard Chartered PLC (a)	30,815	757,549
Tesco PLC (a)	165,493	1,155,145
Ultra Electronics Holdings PLC (a)	10,860	222,651
Vodafone Group PLC (a)	671,344	1,518,077
William Morrison Supermarkets PLC (a)	97,087	439,883
Wolseley PLC (a)	36,678	702,822

		31,848,806

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Shares	Value
COMMON STOCKS — Continued
United States — 0.4%
Dr Pepper Snapple Group, Inc. (b)	22,018	$576,651

TOTAL COMMON STOCKS (Cost $101,241,454)		122,357,847

EXCHANGE TRADED FUNDS — 1.0%
Japan — 0.1%
Nikkei 225 ETF (a)	959	103,837
TOPIX ETF (a)	5,030	49,455

		153,292

United States — 0.9%
iShares MSCI EAFE Index Fund	19,638	1,088,338

TOTAL EXCHANGE TRADED FUNDS (Cost $1,252,375)		1,241,630

PREFERRED STOCKS — 0.3%
Brazil — 0.3%
Vale SA, SP ADR	15,177	371,837

TOTAL PREFERRED STOCKS (Cost $212,551)		371,837

RIGHTS — 0.1% (b)
France — 0.0%
Electricite de France Coupons, Expiration 12/04/09 (a) (c) (e)	17,756	—

Netherlands — 0.0%
Unilever NV Coupons, Expiration 12/16/09 (a) (c) (e)	48,820	—

United Kingdom — 0.1%
Lloyds Banking Group PLC, Expiration 12/11/09	338,987	98,985

TOTAL RIGHTS (Cost $93,588)		98,985

WARRANTS — 0.0% (b)
Italy — 0.0%
Mediobanca SpA, Strike Price EUR 9.00, Expiration 03/18/11	2,062	298

TOTAL WARRANTS (Cost $—)		298

MONEY MARKET FUND — 1.2%
PNC Prime Money Market Fund (f)	1,461,103	1,461,103

TOTAL MONEY MARKET FUND (Cost $1,461,103)		1,461,103

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 4.2%(g)
Investments in securities lending short term investment portfolio		5,296,015

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (Cost $5,296,015)		5,296,015

TOTAL INVESTMENTS — 103.8%
(Cost $109,557,086) (h)		130,827,715

LIABILITIES IN EXCESS OF OTHER ASSETS — (3.8)%		(4,745,450)

NET ASSETS — 100.0%		$126,082,265

(a)	Security was fair valued in accordance with procedures adopted by the Fund’s Board of Directors.

(b)	Non-income producing security.

(c)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Note 1H in Notes to Financial Statements.) The total value of securities on loan at November 30, 2009 is $4,999,758.

(d)	Illiquid restricted security. This security represents $285,261 or 0.2% of net assets as of November 30, 2009. (See Note 8 in Notes to Financial Statements.)

(e)	Upon expiration of these coupons, the Fund is expected to receive $12,464, and $16,792, respectively, in dividend payments, which is appropriately reflected as a dividend receivable on the Statement of Assets and Liabilities.

(f)	See Note 9 in Notes to Financial Statements regarding Affiliated Issuers.

(g)	See Notes 1H in Notes to Financial Statements.

(h)	Aggregate cost for financial reporting and Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$26,129,430
Excess of tax cost over value:	$(4,858,801)
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)
A summary of inputs used to value the fund’s net assets as of November 30, 2009 is as follows. (See Note 1A in Notes to Financial Statements.):

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	11/30/09	Prices	Inputs	Inputs
Common Stocks
Australia	$6,560,713	$1,696,412	$4,864,301	$—
Austria	376,730	—	376,730	—
Brazil	1,958,100	1,662,817	295,283	—
Canada	1,637,235	—	1,637,235	—
Chile	126,979	126,979	—	—
China	4,844,179	1,099,490	3,744,689	—
Denmark	1,104,811	538,430	566,381	—
Finland	205,622	—	205,622	—
France	9,922,805	—	9,922,805	—
Germany	7,671,656	517,953	7,153,703	—
Greece	528,807	—	528,807	—
Hong Kong	2,324,959	—	2,324,959	—
Ireland	1,074,184	—	1,074,184	—
Israel	698,940	698,940	—	—
Italy	2,512,010	—	2,512,010	—
Japan	20,730,007	—	20,730,007	—
Mexico	127,675	127,675	—	—
Netherlands	4,700,862	464,936	4,235,926	—
Norway	249,280	—	249,280	—
Russia	733,387	733,387	—	—
Singapore	1,129,148	—	1,129,148	—
South Africa	331,560	—	331,560	—
South Korea	732,192	—	732,192	—
Spain	3,373,876	—	3,373,876	—
Sweden	749,710	—	749,710	—
Switzerland	14,516,501	2,136,999	12,379,502	—
Taiwan	725,201	725,201	—	—
Ukraine	285,261	285,261	—	—
United Kingdom	31,848,806	1,215,227	30,633,579	—
United States	576,651	576,651	—	—
Exchange Traded Funds	1,241,630	1,088,338	153,292	—
Preferred Stocks	371,837	371,837	—	—
Rights	98,985	—	98,985	—
Warrants	298	298	—	—
Securities Held as Collateral for Securities on Loan	5,296,015	—	5,296,015	—
Money Market Fund	1,461,103	1,461,103	—	—

Total Assets — Investments in Securities	$130,827,715	$15,527,934	$115,299,781	$—

Total Assets — Other Financial Instruments *	$47,900	$—	$47,900	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio Investments, such as forwards, which are valued at the unrealized appreciation/(depreciation) on the investment.
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments — Concluded
November 30, 2009
(Unaudited)
Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

			Transfers in
	Market Value	Net purchases	and/or out of	Market Value
	at 05/31/09	(sales)	Level 3	at 11/30/09
Assets — Investments in Securities	$1,638,144	$(142,174)	$(1,495,970)	$—

	Market Value	Transfer Out	Market Value
	at 05/31/09	of Level 3	at 11/30/09
Assets — Other Assets **	$163,467	$(163,467)	$—

**	Represents receivable for securities lending collateral shortfall.
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments
November 30, 2009
(Unaudited)

	Par
	(000)	Value
CORPORATE BONDS — 29.8%
Aerospace & Defense — 0.8%
Boeing Co.,
5.00%, 3/15/14	$500	$549,497
Northrop Grumman Corp.,
3.70%, 8/1/14	410	423,380

		972,877

Auto — 0.2%
Paccar, Inc.,
6.88%, 2/15/14	225	259,296

Banking & Financial Services — 14.7%
American Express Co.,
7.25%, 5/20/14	550	629,039
American Express Credit Co.,
7.30%, 8/20/13	1,000	1,136,850
Bank of America Corp.
4.25%, 10/1/10	1,000	1,027,075
5.38%, 8/15/11	400	422,473
Bank of New York Mellon,
4.30%, 5/15/14	445	475,879
Barclays Bank PLC,
5.20%, 7/10/14	1,000	1,074,137
BB&T Corp.
3.10%, 7/28/11	625	638,625
5.70%, 4/30/14	500	548,759
BP Capital Markets PLC,
3.13%, 3/10/12	325	338,715
Citigroup, Inc.,
5.10%, 9/29/11	1,000	1,044,751
General Electric Capital Corp.
5.88%, 2/15/12	1,400	1,513,407
5.90%, 5/13/14	1,000	1,097,850
Goldman Sachs Group, Inc. (The),
6.88%, 1/15/11	1,500	1,591,472
Greenpoint Bank,
9.25%, 10/1/10	425	443,777
John Deere Capital Corp.,
5.25%, 10/1/12	725	794,893
JPMorgan Chase & Co.,
3.70%, 1/20/15	550	560,238
Merrill Lynch & Co.,
0.54%, 6/5/12 (a)	1,075	1,035,942
Morgan Stanley
6.75%, 4/15/11	885	944,277
4.75%, 4/1/14	500	509,263
SLM Corp.,
4.00%, 1/15/10	675	672,397
Wachovia Corp.,
5.50%, 5/1/13	875	948,505
Westpac Banking Corp.,
2.25%, 11/19/12	795	801,644

		18,249,968

Beverages — 1.0%
Anheuser-Busch InBev Worldwide, Inc.,
3.00%, 10/15/12 (b)	250	254,703
Pepsico, Inc.,
4.65%, 2/15/13	950	1,032,769

		1,287,472

Chemicals — 0.9%
E.I. du Pont de Nemours and Co.,
5.88%, 1/15/14	1,000	1,123,507

Cosmetics/Personal Care — 1.2%
Avon Products, Inc.,
5.63%, 3/1/14	485	539,758
Procter & Gamble Co.,
4.60%, 1/15/14	890	970,444

		1,510,202

Energy — 1.1%
Devon Energy Corp.,
5.63%, 1/15/14	275	304,830
Husky Energy, Inc.,
5.90%, 6/15/14	525	577,597
Progress Energy, Inc.,
6.05%, 3/15/14	450	499,388

		1,381,815

Entertainment & Leisure — 0.9%
Walt Disney Co. (The),
4.70%, 12/1/12	1,000	1,092,546

Food — 0.9%
Kroger Co.,
7.50%, 1/15/14 .	925	1,078,588

Insurance — 1.1%
Allstate Corp.,
6.20%, 5/16/14	330	370,970
Metropolitan Life Global Funding I,
2.20%, 6/10/11 (a) (b)	1,000	998,964

		1,369,934

Manufacturing — 0.5%
Bemis Co., Inc.,
5.65%, 8/1/14	560	610,457

Media — 0.4%
Time Warner Cable, Inc.,
8.25%, 2/14/14	400	473,862

Oil & Exploration — 2.4%
ConocoPhillips,
4.75%, 2/1/14	1,000	1,087,745
Hess Corp.,
7.00%, 2/15/14	500	570,179
Shell International Finance
1.30%, 9/22/11	750	757,478
4.00%, 3/21/14	500	532,886

		2,948,288

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Par
	(000)	Value
CORPORATE BONDS — Continued
Pharmaceuticals — 0.9%
Eli Lilly & Co.,
4.20%, 3/6/14	$200	$214,588
Novartis Capital Corp.,
4.13%, 2/10/14	400	429,113
Pfizer, Inc.,
4.45%, 3/15/12	450	479,767

		1,123,468

Retail — 0.4%
Nordstrom, Inc.,
6.75%, 6/1/14	445	502,985

Telecommunications — 0.8%
AT&T, Inc.,
5.30%, 11/15/10	1,000	1,044,570

Transportation — 0.4%
United Parcel Service, Inc.,
3.88%, 4/1/14	500	531,508

Utilities — 1.2%
Consolidated Edison Co. of New York,
5.55%, 4/1/14	490	542,834
FPL Group Capital, Inc.,
0.67%, 11/9/12 (a)	1,000	999,455

		1,542,289

TOTAL CORPORATE BONDS (Cost $34,747,821)		37,103,632

U.S. GOVERNMENT AGENCY SECURITIES — 27.9%
Fannie Mae — 9.1%
Mortgage-Backed Securities,
5.50%, 10/1/17	501	542,687
Notes
4.13%, 5/15/10	500	508,855
5.00%, 10/15/11	2,250	2,429,453
4.38%, 9/15/12	3,500	3,805,130
2.00%, 9/28/12	1,000	1,007,556
4.63%, 10/15/13	1,250	1,388,816
3.00%, 9/16/14	1,525	1,584,797

		11,267,294

Federal Home Loan Bank — 2.9%
Notes
5.25%, 6/11/10	2,500	2,565,720
3.38%, 9/10/10	1,000	1,023,375

		3,589,095

Freddie Mac — 10.2%
Mortgage-Backed Securities
5.50%, 3/1/22	1,655	1,776,036
5.50%, 4/1/22	2,248	2,411,816
5.00%, 4/1/23	1,498	1,595,026
5.00%, 8/1/23	1,104	1,173,836
5.04%, 3/1/36 (a)	1,895	1,981,380
Notes
2.13%, 9/21/12	1,000	1,023,503
4.88%, 11/15/13	2,500	2,793,630

		12,755,227

Temporary Liquidity Guarantee Program — 5.7%
Bank of America Corp.,
3.13%, 6/15/12	1,500	1,574,993
General Electric Capital Corp.,
3.00%, 12/9/11	1,325	1,380,700
John Deere Capital Corp.,
2.88%, 6/19/12	825	860,711
JPMorgan Chase & Co., Guaranteed:
FDIC,
3.13%, 12/1/11	1,125	1,175,384
KeyBank National Association,
3.20%, 6/15/12	1,000	1,052,635
SunTrust Bank,
3.00%, 11/16/11	1,000	1,041,263

		7,085,686

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $32,865,762)		34,697,302

U.S. TREASURY OBLIGATIONS — 21.0%
U.S. Treasury Notes — 21.0%
0.88%, 3/31/11	3,500	3,524,066
1.13%, 6/30/11	3,000	3,032,580
1.00%, 9/30/11	2,000	2,015,782
1.13%, 1/15/12	1,500	1,512,189
1.38%, 4/15/12	1,500	1,519,689
1.88%, 6/15/12	2,000	2,050,470
4.13%, 8/31/12	1,250	1,358,204
3.63%, 5/15/13	2,500	2,699,220
3.50%, 5/31/13	4,000	4,302,504
2.00%, 11/30/13	3,000	3,053,439
2.25%, 5/31/14	1,000	1,020,469

TOTAL U.S. TREASURY OBLIGATIONS (Cost $25,556,727)		26,088,612

ASSET-BACKED SECURITIES — 9.9%
AEP Texas Central Transition Funding, Class A1,
4.98%, 1/1/10	383	384,635
BMW Vehicle Lease Trust, 2009-1, Class A2,
2.04%, 4/15/11	500	503,357
Capital One Multi-Asset Execution Trust, 2009-A2, Class A2,
3.20%, 4/15/14	950	978,673
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Par
	(000)	Value
ASSET-BACKED SECURITIES — Continued
Citibank Credit Card Issuance Trust, 2009-A3, Class A3,
2.70%, 6/23/13	$1,000	$1,024,227
CNH Equipment Trust, 2007-C, Class A3A,
5.21%, 12/15/11	292	293,883
CNH Equipment Trust, 2009-A, Class A2,
4.06%, 10/17/11	506	511,546
Entergy Texas Restoration Funding, LLC., 2009-A, Class A1,
2.12%, 2/1/16	500	503,975
GE Capital Credit Card Master Note Trust, 2007-3, Class A2,
5.40%, 6/15/13	1,250	1,277,558
GE Capital Credit Card Master Note Trust, 2009-3, Class A,
2.54%, 9/15/14	700	704,886
Harley-Davidson Motorcycle Trust, 2009-2, Class A2,
2.00%, 7/15/12	1,000	1,007,909
John Deere Owner Trust, 2007-A, Class A3,
5.04%, 7/15/11	13	12,818
MBNA Credit Card Master Note Trust, 2005-A6, Class A6,
4.50%, 1/15/13	2,000	2,046,250
Nissan Auto Lease Trust, 2008-A, Class A2A,
4.27%, 12/15/10	185	185,624
Nissan Auto Lease Trust, 2009-A, Class A2,
2.01%, 4/15/11	250	251,801
Nissan Auto Receivables Owner Trust, 2009-A, Class A3,
3.20%, 2/15/13	650	671,706
USAA Auto Owner Trust, 2006-4, Class A4,
4.98%, 10/15/12	1,400	1,440,622
Volkswagen Auto Lease Trust, 2009-A, Class A2,
2.87%, 7/15/11	500	505,204

TOTAL ASSET-BACKED SECURITIES (Cost $12,149,989)		12,304,674

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.3%
Citigroup Deutsche Bank Commercial Mortgage Trust, 2007-CD4, Class A2B,
5.21%, 12/11/49	2,000	2,011,687
Commercial Mortgage Pass-Thru- Certificate, 2001-C1, Class A2,
7.42%, 8/15/33	157	158,113
Commercial Mortgage Pass-Thru- Certificate, 2006-C8, Class A2B,
5.25%, 12/10/46	1,750	1,743,698
LB-UBS Commercial Mortgage Trust, 2000-C4, Class A2,
7.37%, 8/15/26	122	124,653

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,014,467)		4,038,151

FOREIGN BONDS — 2.9%
Corporate Bonds — 2.9%
Eksportfinans,
5.13%, 10/26/11	1,000	1,074,531
European Investment Bank,
4.63%, 3/21/12	1,000	1,078,591
Province of Ontario,
1.88%, 11/19/12	1,000	1,006,242
Vedanta Resources PLC,
8.75%, 1/15/14 (b)	450	453,375

TOTAL FOREIGN BONDS (Cost $3,446,696)		3,612,739

OPEN-END FUND — 0.9%
T. Rowe Price Institutional High Yield Fund	125,313	1,152,879

TOTAL OPEN-END FUND (Cost $1,000,053)		1,152,879

MONEY MARKET FUND — 2.9%
PNC Prime Money Market Fund (c)	3,656,334	3,656,334

TOTAL MONEY MARKET FUND (Cost $3,656,334)		3,656,334

TOTAL INVESTMENTS IN SECURITIES — 98.6% (Cost $117,437,849) (d)		122,654,323

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.4%		1,726,889

NET ASSETS — 100.0%		$124,381,212

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments — Concluded
November 30, 2009
(Unaudited)

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2009.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. The Adviser, using procedures adopted by the Board of Directors, has deemed these securities to be liquid. These securities represent $1,707,042 or 1.4% of net assets as of November 30, 2009.

(c)	See Note 9 in Notes to Financial Statements regarding Affiliated Issuers.

(d)	Aggregate cost for financial reporting and Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$5,264,264
Excess of tax cost over value:	$(47,790)
A summary of inputs used to value the fund’s net assets as of November 30, 2009 is as follows. (See note 1A in the Notes to Financial Statements.):

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	11/30/09	Prices	Inputs	Inputs
Corporate Bonds	$37,103,632	$—	$37,103,632	$—
U.S. Government Agency Securities	34,697,302	—	34,697,302	—
U.S. Treasury Obligations	26,088,612	—	26,088,612	—
Asset-Backed Securities	12,304,674	—	12,304,674	—
Commercial Mortgage-Backed Securities	4,038,151	—	4,038,151	—
Foreign Bonds	3,612,739	—	3,612,739	—
Open-End Fund	1,152,879	1,152,879	—	—
Money Market Fund	3,656,334	3,656,334	—	—

Total Assets — Investments in Securities	$122,654,323	$4,809,213	$117,845,110	$—

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

			Transfers in
	Market Value	Net purchases	and/or out of	Market Value
	at 05/31/09	(sales)	Level 3	at 11/30/09

Assets — Investments in Securities	$577,734	$(50,138)	$(527,596)	$—

	Market Value	Transfer Out	Market Value
	at 05/31/09	of Level 3	at 11/30/09
Assets — Other Assets *	$222,225	$(222,225)	$—

*	Represents receivable for securities lending collateral shortfall.
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TOTAL RETURN BOND FUND
Schedule of Portfolio Investments
November 30, 2009
(Unaudited)

	Par
	(000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 39.3%
Fannie Mae — 21.6%
Mortgage Backed Securities
7.00%, 4/1/11	$2	$2,596
2.38%, 3/23/12	1,150	1,169,233
7.00%, 9/1/14	4	3,782
6.00%, 12/1/16	1	923
6.00%, 6/1/17	10	10,995
6.50%, 7/1/17	9	9,999
5.50%, 1/1/19	16	17,010
5.00%, 2/1/19	51	54,476
4.50%, 4/1/23	2,363	2,481,881
6.00%, 8/1/23	1,181	1,273,292
7.50%, 8/1/26	5	6,052
7.00%, 4/1/27	8	8,736
8.00%, 8/1/27	39	44,787
8.00%, 9/1/27	4	4,563
7.00%, 10/1/27	1	1,445
7.50%, 10/1/27	38	42,947
8.00%, 10/1/27	2	2,227
7.00%, 11/1/27	18	20,347
7.00%, 3/1/29	42	46,773
7.50%, 4/1/30	2	2,408
7.50%, 1/1/31	2	2,248
7.50%, 1/1/31	3	3,533
7.50%, 4/1/31	4	4,024
7.50%, 4/1/31 (a)	0	498
7.00%, 7/1/31	8	9,188
7.50%, 7/1/31	16	18,695
7.50%, 8/1/31	16	18,546
6.50%, 2/1/32	1	1,293
6.00%, 7/1/32	8	8,478
7.00%, 8/1/32	4	4,474
6.00%, 9/1/32	8	8,316
6.00%, 10/1/32	9	9,646
6.00%, 11/1/32	9	9,386
6.00%, 11/1/32	4	4,624
5.50%, 5/1/33	11	12,200
5.50%, 6/1/33	23	24,211
5.00%, 7/1/33	229	238,433
4.50%, 11/1/33	18	18,712
5.50%, 1/1/34	1,411	1,508,023
5.50%, 4/1/34	2,036	2,175,339
5.50%, 3/1/35	16	17,283
4.77%, 8/1/35 (b)	29	30,026
4.50%, 9/1/35	17	17,043
5.50%, 10/1/35	15	15,570
5.00%, 11/1/35	3,586	3,769,485
5.00%, 3/1/36	1,599	1,680,277
5.50%, 3/1/36	31	33,333
6.00%, 6/1/36	32	33,947
6.00%, 9/1/36	442	475,379
5.50%, 4/1/37	3,882	4,135,167
5.50%, 6/1/37	1,223	1,303,730
5.50%, 2/1/38	15	15,514
5.50%, 3/1/38	14	15,226
4.50%, 6/1/39	1,976	2,031,859
Notes
3.50%, 8/25/14	1,135	1,155,846
3.00%, 9/29/14	1,275	1,294,442
5.00%, 2/13/17	2,700	3,034,913

		28,343,379

Freddie Mac — 14.9%
Mortgage Backed Securities
6.00%, 8/1/17	12	13,336
6.50%, 11/1/17	3	3,285
5.50%, 10/1/18	1,225	1,322,935
4.50%, 11/1/18	1,559	1,657,911
5.00%, 11/1/18	1,375	1,477,763
5.00%, 1/1/19	1,252	1,346,420
5.00%, 8/1/20	12	12,532
7.50%, 7/1/26	4	4,105
8.00%, 10/1/29	4	4,996
7.50%, 9/1/30	2	2,824
8.00%, 9/1/30	1	898
8.00%, 12/1/30	1	615
8.00%, 5/1/31	3	3,910
6.50%, 8/1/31	1	696
5.50%, 4/1/33	43	46,496
5.00%, 10/1/34	1,616	1,700,228
6.00%, 12/1/35	2,328	2,508,272
4.96%, 1/1/36 (b)	25	26,221
5.00%, 4/1/36	49	51,775
5.50%, 4/1/36	38	41,034
5.00%, 8/1/36	46	47,956
5.42%, 12/1/36(b)	29	31,050
5.50%, 12/1/36	599	639,247
6.00%, 4/1/37	2,568	2,761,311
6.00%, 7/1/37	1,584	1,703,548
5.50%, 9/1/37	535	570,247
5.00%, 4/1/38	35	36,438
Mortgage-Backed Securities,
5.04%, 3/1/36 (b)	2,198	2,297,735
Notes,
2.25%, 8/24/12	1,155	1,167,706

		19,481,490

Government National Mortgage Association — 0.4%
Mortgage Backed Securities
7.00%, 2/15/12	6	6,192
9.00%, 5/15/16 (a)	0	429
9.00%, 11/15/16	8	8,998
7.00%, 2/15/17	109	117,955
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TOTAL RETURN BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Par
	(000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — Continued
Government National Mortgage Association — Continued
8.00%, 5/15/17	$2	$2,213
10.00%, 5/15/19	2	2,893
9.00%, 11/15/19	6	6,252
9.50%, 3/15/20	1	671
9.00%, 5/15/21	1	809
9.00%, 6/15/21	44	50,141
9.00%, 8/15/21	9	10,420
9.00%, 9/15/21	2	2,081
9.00%, 9/15/21	13	14,347
9.00%, 9/15/21	6	6,354
9.00%, 9/15/21	1	861
8.00%, 2/15/23	32	37,198
7.00%, 5/20/24	4	4,338
7.00%, 10/15/25	6	6,863
6.50%, 2/15/26	5	5,393
6.50%, 3/15/26	3	2,765
7.00%, 1/15/27	7	7,544
8.50%, 8/15/27	16	18,995
7.00%, 9/15/27	5	5,589
8.00%, 9/15/27	8	8,746
7.00%, 10/15/27	42	46,515
7.00%, 10/15/27	2	2,717
7.00%, 10/15/27	6	6,388
7.00%, 12/15/27	2	2,480
7.00%, 4/15/28	2	1,674
7.00%, 4/15/29	4	4,281
7.50%, 8/15/29	0	314
7.50%, 10/15/29	25	28,942
7.50%, 1/15/32	18	20,323
6.00%, 2/15/32	7	7,911
6.50%, 4/15/32	4	4,450

		454,042

Temporary Liquidity Guarantee Program — 2.4%
Bank of America Corp.,
3.13%, 6/15/12	1,750	1,837,491
JPMorgan Chase & Co., Guaranteed: FDIC,
3.13%, 12/1/11	1,300	1,358,222

		3,195,713

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $48,773,093)		51,474,624

CORPORATE BONDS — 28.0%
Banking & Financial Services — 6.8%
Bank of America Corp.
4.90%, 5/1/13	15	15,691
6.50%, 8/1/16	185	196,850
5.65%, 5/1/18	935	943,877
7.63%, 6/1/19	180	206,488
BB&T Corp.,
5.20%, 12/23/15	675	717,993
Bear Stearns Cos., Inc. (The),
7.25%, 2/1/18	540	625,456
Capital One Bank USA N.A.,
6.50%, 6/13/13	5	5,374
Capital One Financial Corp.,
7.38%, 5/23/14	500	574,061
General Electric Capital Corp.
6.75%, 3/15/32	1,300	1,337,032
5.88%, 1/14/38	25	23,281
Greenpoint Bank,
9.25%, 10/1/10	10	10,442
JPMorgan Chase & Co.
4.65%, 6/1/14	380	406,344
6.13%, 6/27/17	20	21,662
Lehman Brothers Holdings, Inc.,
5.63%, 1/24/13(c)	15	3,225
Merrill Lynch & Co., Inc.,
5.45%, 2/5/13	950	998,904
Morgan Stanley,
4.75%, 4/1/14	1,085	1,105,101
Northern Trust Corp.
5.20%, 11/9/12	15	16,589
5.50%, 8/15/13	135	150,528
SLM Corp.,
4.00%, 1/15/10	865	861,664
US Bank NA,
4.80%, 4/15/15	235	253,993
Wells Fargo & Company,
3.75%, 10/1/14	480	484,480

		8,959,035

Chemicals — 1.4%
E.I. du Pont de Nemours and Co.,
4.75%, 3/15/15	1,145	1,255,608
Praxair, Inc.,
4.38%, 3/31/14	485	523,458

		1,779,066

Cosmetics/Personal Care — 1.1%
Avon Products, Inc.
4.80%, 3/1/13	20	21,537
5.63%, 3/1/14	370	411,774
Estee Lauder Co., Inc.,
6.00%, 5/15/37	1,070	1,073,545

		1,506,856

Diversified Manufacturing — 0.4%
Ingersoll-Rand Global Holding Co., Ltd.
6.00%, 8/15/13	20	22,005
9.50%, 4/15/14	375	454,593

		476,598

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TOTAL RETURN BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Par
	(000)	Value
CORPORATE BONDS — Continued
Food — 2.1%
General Mills, Inc.
5.25%, 8/15/13	$10	$10,995
5.65%, 2/15/19	120	131,477
Kellogg Co.,
4.25%, 3/6/13	1,010	1,079,320
Kroger Co.
7.50%, 1/15/14	1,050	1,224,343
6.40%, 8/15/17	20	22,476
Safeway, Inc.,
6.25%, 3/15/14	275	308,968

		2,777,579

Industrials — 2.0%
Lockheed Martin Corp.
7.75%, 5/1/26	200	249,694
5.50%, 11/15/39	455	460,014
Lockheed Martin Tactical Systems, Inc.,
7.00%, 9/15/23	10	11,493
Martin Marietta Materials, Inc.,
6.25%, 5/1/37	920	865,551
Northrop Grumman Corp.,
5.05%, 8/1/19	285	303,397
Stanley Works,
6.15%, 10/1/13	10	11,225
United Technologies Corp.,
6.13%, 7/15/38	595	679,848

		2,581,222

Insurance — 1.1%
Allstate Corp.,
6.20%, 5/16/14	180	202,347
Hartford Financial Services Group, Inc.,
6.30%, 3/15/18	10	10,179
Metlife, Inc.
5.00%, 6/15/15	10	10,753
6.82%, 8/15/18	1,070	1,221,175

		1,444,454

Manufacturing — 0.3%
Bemis Co., Inc.,
5.65%, 8/1/14	360	392,436

Media — 2.2%
Historic TW, Inc.,
9.13%, 1/15/13	15	17,625
News America Holdings, Inc.
9.25%, 2/1/13	15	17,768
8.45%, 8/1/34	735	880,457
Time Warner Cable, Inc.,
8.25%, 2/14/14	450	533,095
Time Warner, Inc.,
5.88%, 11/15/16	800	877,198
Washington Post Co.,
7.25%, 2/1/19	465	516,711

		2,842,854

Oil & Exploration — 0.8%
ConocoPhillips,
5.75%, 2/1/19	190	211,047
Seariver Maritime, Inc.,
0.00%, 9/1/12	845	792,714

		1,003,761

Real Estate — 0.1%
AMB Property, LP.,
6.63%, 12/1/19	200	201,729

Retail — 1.4%
Kohl’s Corp.,
6.88%, 12/15/37	450	523,206
Nordstrom, Inc.,
6.25%, 1/15/18	1,165	1,271,247

		1,794,453

Telecommunications — 2.0%
AT&T, Inc.,
6.40%, 5/15/38	1,000	1,056,345
BellSouth Capital Funding Corp.,
7.88%, 2/15/30	15	17,725
Verizon Communications, Inc.,
5.50%, 2/15/18	20	21,292
Verizon New Jersey, Inc.,
5.88%, 1/17/12	1,400	1,507,219

		2,602,581

Toys/Games/Hobbies — 0.2%
Hasbro, Inc.,
6.13%, 5/15/14	220	244,704

Transportation — 2.3%
Burlington Northern Santa Fe Corp.
7.00%, 2/1/14	330	383,151
5.75%, 3/15/18	15	16,540
Canadian National Railway Co.,
5.55%, 3/1/19	490	544,338
Norfolk Southern Corp.
5.75%, 1/15/16	500	550,065
5.59%, 5/17/25	10	10,624
7.25%, 2/15/31	10	12,278
Union Pacific Corp.,
7.88%, 1/15/19	1,000	1,252,171
United Parcel Service, Inc.,
3.88%, 4/1/14	300	318,905

		3,088,072

Utilities — 3.8%
Atlantic City Electric Co.,
7.75%, 11/15/18	230	281,217
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TOTAL RETURN BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Par
	(000)	Value
CORPORATE BONDS — Continued
Utilities — Continued
Consolidated Edison Co. of New York,
5.55%, 4/1/14	$215	$238,182
Dominion Resources, Inc.
6.40%, 6/15/18	1,010	1,142,731
8.88%, 1/15/19	455	583,715
Duke Energy Carolinas, LLC.,
5.30%, 2/15/40	465	467,409
Exelon Generation Co., LLC,
6.20%, 10/1/17	590	644,289
FPL Group Capital, Inc.,
7.88%, 12/15/15	585	720,209
National Fuel Gas Co.,
8.75%, 5/1/19	385	465,863
PacifiCorp,
5.50%, 1/15/19	175	191,715
Progress Energy Carolina,
5.30%, 1/15/19	110	119,725
Progress Energy, Inc.,
4.88%, 12/1/19	190	192,234

		5,047,289

TOTAL CORPORATE BONDS (Cost $33,080,319)		36,742,689

U.S. TREASURY OBLIGATIONS — 13.6%
U.S. Treasury Bonds — 2.7%
4.75%, 2/15/37	3,265	3,563,444

U.S. Treasury Notes — 9.1%
4.25%, 8/15/14	8,330	9,245,650
4.00%, 8/15/18	2,485	2,660,506

		11,906,156

U.S. Treasury Inflation Index Note — 1.8%
0.63%, 4/15/13	2,250	2,354,572

TOTAL U.S. TREASURY OBLIGATIONS (Cost $17,523,999)		17,824,172

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.6%
Citigroup Deutsche Bank Commercial Mortgage Trust, 2006-CD3, Class AAB,
5.61%, 10/15/48	1,100	1,125,139
Citigroup Deutsche Bank Commercial Mortgage Trust, 2007-CD4, Class A2B,
5.21%, 12/11/49	15	15,088
Citigroup Deutsche Bank Commercial Mortgage Trust, 2007-CD4, Class ASB,
5.28%, 12/11/49	2,000	1,938,182
Commercial Mortgage Pass-Thru- Certificate, 2006-C8, Class A2B,
5.25%, 12/10/46	1,750	1,743,698
Commercial Mortgage Pass-Thru- Certificate, 2007-C9, Class A2 (b),
5.81%, 12/10/49	20	20,426
CS First Boston Mortgage Securities Corp., 2005-C3, Class A2,
4.51%, 7/15/37	1,415	1,416,004
First Union National Bank Commercial Mortgage, 2002-C1, Class A2,
6.14%, 2/12/34	10	10,527
Freddie Mac REMICs, 3220, Class PC,
6.00%, 11/15/32	20	21,204
Government National Mortgage Association, 2008-22, Class B
4.50%, 12/16/38	15	15,898
5.24%, 10/16/39 (b)	25	27,225
Government National Mortgage Association, 2009-27, Class A,
3.28%, 7/16/37	1,299	1,324,546
Greenwich Capital Commercial Funding Corp., 2004-GG1, Class A5,
4.88%, 6/10/36	25	25,143
LB-UBS Commercial Mortgage Trust, 2003-C7, Class A2 (b),
4.06%, 9/15/27	8	8,485
LB-UBS Commercial Mortgage Trust, 2006-C3, Class A2,
5.53%, 3/15/32	1,150	1,166,950
Morgan Stanley Capital I, 2007-HQ11, Class A2,
5.36%, 2/12/44	50	50,036
Morgan Stanley Capital I, 2007-HQ11, Class A31,
5.44%, 2/12/44	435	423,121
Salomon Brothers Mortgage Securities VII, Inc., 2000-C3, Class A2,
6.59%, 12/18/33	12	12,692
Wachovia Bank Commercial Mortgage Trust, 2002-C1, Class A3,
6.16%, 4/15/34	29	29,618
Wachovia Bank Commercial Mortgage Trust, 2002-C2, Class A2,
4.04%, 11/15/34	8	8,358
Wachovia Bank Commercial Mortgage Trust, 2004-C10, Class A4,
4.75%, 2/15/41	30	30,863
Wachovia Bank Commercial Mortgage Trust, 2006-C28, Class A3,
5.68%, 10/15/48	45	42,191
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TOTAL RETURN BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Par
	(000)	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — Continued
Wachovia Bank Commercial Mortgage Trust, 2007-C31, Class A2,
5.42%, 4/15/47	$1,760	$1,745,685

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $10,474,139)		11,201,079

ASSET-BACKED SECURITIES — 6.1%
Bank of America Credit Card Trust, 2007-A8, Class A8,
5.59%, 11/17/14	40	43,139
Capital One Auto Finance Trust, 2007-B, Class A3A,
5.03%, 4/15/12	3	3,269
Capital One Multi-Asset Execution Trust, 2006-A6, Class A6,
5.30%, 2/18/14	170	179,118
Carmax Auto Owner Trust, 2009-1, Class A3,
4.12%, 3/15/13	500	521,140
Caterpillar Financial Asset Trust, 2008-A, Class A2B,
1.39%, 12/27/10 (b)	123	122,743
Citibank Credit Card Issuance Trust, 2005-A4, Class A4,
4.40%, 6/20/14	25	26,714
Citibank Credit Card Issuance Trust, 2005-A7, Class A7,
4.75%, 10/22/12	195	200,936
Citibank Credit Card Issuance Trust, 2009-A4, Class A4,
4.90%, 6/23/16	1,100	1,201,053
CNH Equipment Trust, 2007-B, Class A3A,
5.40%, 10/17/11	6	6,247
CNH Equipment Trust, 2007-C, Class A3A,
5.21%, 12/15/11	307	309,350
CNH Equipment Trust, 2009-A, Class A3,
5.28%, 11/15/12	315	331,337
Discover Card Master Trust, 2008-A4, Class A4,
5.65%, 12/15/15	160	177,921
Entergy Texas Restoration Funding, LLC., 2009-A Class A1,
2.12%, 2/1/16	400	403,180
GE Capital Credit Card Master Note Trust, 2007-3, Class A2,
5.40%, 6/15/13	550	562,125
Harley-Davidson Motorcycle Trust, 2007-2, Class A4,
5.12%, 8/15/13	40	41,901
Honda Auto Receivables Owner Trust, 2008-1, Class A3,
4.47%, 1/18/12	330	336,523
Honda Auto Receivables Owner Trust, 2009-2, Class A3,
2.79%, 1/16/12	395	405,091
Hyundai Auto Receivables Trust, 2007-A, Class A3A,
5.04%, 1/17/12	2	2,378
Hyundai Auto Receivables Trust, 2009-A Class A3,
2.03%, 8/15/13	215	217,844
John Deere Owner Trust, 2008-A, Class A3,
4.18%, 6/15/12	178	180,400
MBNA Master Credit Card Trust, 2000-E, Class A,
7.80%, 10/15/12	430	443,283
Nissan Auto Receivables Owner Trust, 2009-A, Class A3,
3.20%, 2/15/13	850	878,384
USAA Auto Owner Trust, 2008-3, Class A3,
4.28%, 10/15/12	580	597,601
USAA Auto Owner Trust, 2009-1, Class A3,
3.02%, 6/17/13	495	508,035
Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3,
4.50%, 7/20/12	15	15,427
World Omni Auto Receivables Trust, 2009-A, Class A3,
3.33%, 5/15/13	300	309,377

TOTAL ASSET-BACKED SECURITIES (Cost $7,734,246)		8,024,516

FOREIGN BONDS — 1.1%
Corporate Bonds — 1.1%
Cia Brasileira de Bebida,
8.75%, 9/15/13	725	846,438
Vedanta Resources PLC,
8.75%, 1/15/14 (d)	575	579,313

TOTAL FOREIGN BONDS (Cost $1,302,802)		1,425,751

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TOTAL RETURN BOND FUND
Schedule of Portfolio Investments — Concluded
November 30, 2009
(Unaudited)

	Shares	Value
OPEN-END FUND — 2.0%
T. Rowe Price Institutional High Yield Fund	281,955	$2,593,986

TOTAL OPEN-END FUND (Cost $2,250,120)		2,593,986

MONEY MARKET FUND — 0.8%
PNC Prime Money Market Fund (e)	1,034,167	1,034,167

TOTAL MONEY MARKET FUND (Cost $1,034,167)		1,034,167

TOTAL INVESTMENTS IN SECURITIES — 99.5% (Cost $122,172,885) (f)		130,320,984

OTHER ASSETS — 0.5%		706,967

NET ASSETS — 100.0%		$131,027,951

(a)	Par is less than $500 and rounds to zero.

(b)	Variable or floating rate security. Rate disclosed is as of November 30, 2009.

(c)	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. The Adviser, using procedures adopted by the Board of Directors, has deemed these securities to be liquid. This security represents $579,313 or 0.4% of net assets as of November 30, 2009.

(e)	See Note 9 in Notes to Financial Statements regarding Affiliated Issuers.

(f)	Aggregate cost for financial reporting and Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$8,361,506
Excess of tax cost over value:	$(213,407)
A summary of inputs used to value the fund’s net assets as of November 30, 2009 is as follows. (See Note 1A in Notes to Financial Statements.):

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	11/30/09	Prices	Inputs	Inputs
U.S.Government Agency Securities	$51,474,624	$—	$51,474,624	$—
Corporate Bonds	36,742,689	—	36,742,689	—
U.S. Treasury Obligations	17,824,172	—	17,824,172	—
Commercial Mortgage-Backed Securities	11,201,079	—	11,201,079	—
Asset-Backed Securities	8,024,516	—	8,024,516	—
Foreign Bonds	1,425,751	—	1,425,751	—
Open-End Fund	2,593,986	2,593,986	—	—
Money Market Fund	1,034,167	1,034,167	—	—

Total Assets — Investments in Securities	$130,320,984	$3,628,153	$126,692,831	$—

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

			Transfers in
	Market Value	Net purchases	and/or out of	Market Value
	at 05/31/09	(sales)	Level 3	at 11/30/09
Assets — Investments in Securities	$656,715	$(57,001)	$(599,714)	$—

	Market Value	Transfer Out	Market Value
	at 05/31/09	of Level 3	at 11/30/09
Assets — Other Assets *	$96,612	$(96,612)	$—

*	Represents receivable for securities lending collateral shortfall.
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
November 30, 2009
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — 98.5%
District of Columbia — 2.5%
Washington D.C., Metropolitan Area Transit Authority, RB, Refunding, INS: National-RE
5.00%, 1/1/12	$500	$535,770
Ser A,
5.25%, 7/1/24	1,000	1,110,380
Ser B, INS: National-RE
5.00%, 7/1/10	300	307,761

		1,953,911

Maryland — 87.8%
Annapolis Refunding Public Improvements, GO,
5.00%, 11/1/16	440	445,720
Anne Arundel County GO,
5.00%, 3/1/16	750	824,040
GO, Prerefunded 3/1/12 @ 100
5.25%, 3/1/18	1,000	1,103,030
SO, National Business Park Project, TA, INS: County GTD,
5.13%, 7/1/22	1,000	1,101,480
SO, National Business Park Project, TA, Prerefunded 7/1/10 @ 102
7.38%, 7/1/28	800	848,720
Baltimore County, Catholic Health Initiatives, Ser A, RB,
5.00%, 9/1/21	500	518,790
Refunding, Metropolitan District, GO,
5.00%, 8/1/11	750	805,492
Baltimore,
CPI, Ser A, GO, INS: AMBAC
5.00%, 10/15/19	715	792,191
GO, INS: National-RE
7.00%, 10/15/10	450	475,992
Waste Water Project, Ser A, RB, INS: National-RE, FGIC
5.00%, 7/1/22	1,000	1,065,150
Waste Water Project, Ser A, RB, Prerefunded 7/1/15 @ 100, INS: National-RE
5.00%, 7/1/21	1,000	1,172,560
Water Project, Ser A, RB, Prerefunded 7/1/13 @ 100, INS: FGIC
5.00%, 7/1/33	2,000	2,278,180
Baltimore, Waste Water Project, Ser B, RB, Prerefunded 7/1/15 @ 100, INS: National-RE,
5.00%, 7/1/30	1,500	1,758,840
Charles County, County Commissioners, CPI, GO
5.00%, 3/1/12	1,000	1,095,340
5.00%, 3/1/18	1,000	1,181,090
Frederick County, Public Improvements, Ser A, GO,
5.00%, 3/1/23	500	562,135
Frederick County, Refunding, Public Facilities, GO
5.00%, 8/1/16	2,000	2,305,700
5.00%, 8/1/17	1,730	1,972,615
Harford County, GO
5.00%, 7/15/20	600	665,514
5.00%, 7/15/22	1,290	1,413,324
Howard County, CPI, Ser B, GO,
5.00%, 2/15/14	1,000	1,156,950
Maryland Environmental Services, Lease Revenue, Cecil County Landfill Project, RB
5.13%, 9/1/10	180	184,862
5.30%, 9/1/12	250	259,320
Maryland State Community Development Administration, Department of Housing & Community Development, Infrastructure Financing, Ser B, RB, INS: National-RE
5.13%, 6/1/17	230	230,996
5.15%, 6/1/22	245	245,377
Maryland State Department of Transportation, Consolidated Transportation, RB
5.00%, 2/15/21	2,500	2,814,500
5.00%, 9/1/22	2,000	2,274,240
Maryland State Economic Development Corp., RB Department of Transportation Headquarters,
5.00%, 6/1/15	450	487,696
University of Maryland, College Park Project Student Housing Revenue, Prerefunded 6/1/13 @ 100,
6.50%, 6/1/27	1,350	1,600,263
Utility Infrastructure, INS: AMBAC,
5.38%, 7/1/14	490	517,357
Maryland State Health & Higher Educational Facilities Authority, RB Board of Child Care
5.38%, 7/1/32	500	504,700
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Maryland — Continued
Carroll Hospital Center
5.00%, 7/1/36	$975	$942,952
College of Notre Dame, INS: National-RE
5.30%, 10/1/18	460	517,946
Goucher College
5.38%, 7/1/25	500	510,640
Lifebridge Health, INS: Assured GTD
5.00%, 7/1/19	1,000	1,088,640
Western Maryland Health System, Refunding, Ser A, INS: National-RE, FHA
5.00%, 7/1/21	750	786,345
Maryland State IDA, American Center for Physics, Refunding, RB,
5.25%, 12/15/14	500	533,355
Maryland State Transportation Authority, RB GRAN
5.25%, 3/1/19	2,235	2,654,130
Transportation Facilities Projects
5.00%, 7/1/19	1,500	1,709,550
Maryland State Water Quality Financing Administration, Revolving Loan Funding, Ser A, RB
5.00%, 9/1/12	2,675	2,970,079
5.00%, 3/1/24	1,175	1,329,877
Maryland State, State & Local Facilities Loan, Second Ser, GO
5.00%, 8/1/16	2,000	2,212,980
5.00%, 8/1/18	1,450	1,677,853
Montgomery County, Department of Liquor Control, Ser A, RB
5.00%, 4/1/18	1,000	1,140,840
Economic Development, Trinity Health Care Group, RB
5.50%, 12/1/16	930	966,261
Public Improvements, Ser B, GO, BAN, SPA: Dexia Credit Local
0.19%, 6/1/26(a)	800	800,000
Revenue Authority Lease, Refunding, Olney Indoor Swim Center Project, Ser C, RB
5.25%, 10/1/12	105	105,446
Montgomery County, CPI, Ser A, GO,
5.00%, 5/1/12	1,000	1,102,620
New Baltimore Board of School Commissioners, School System, RB,
5.13%, 11/1/14	455	469,992
Prince Georges County, CPI Refunding, Ser B, GO,
5.00%, 7/15/20	900	1,025,010
CPI, Ser A, GO, Prerefunded 10/1/13 @ 100
5.00%, 10/1/23	1,685	1,927,910
IDA, Refunding, Upper Marlboro Justice, Ser A, RB, INS: National-RE
5.00%, 6/30/17	500	545,170
5.00%, 6/30/19	710	766,289
Refunding, Conservation Public Improvements, Ser B, GO,
5.00%, 7/15/23	1,550	1,729,444
Woodview Village, Phase II-Sub District, SO, RB, Prerefunded
7/1/12 @ 102
7.00%, 7/1/32	1,162	1,366,558
Queen Anne’s County, Refunding, GO, INS: National-RE, FGIC,
5.00%, 11/15/10	400	417,076
Saint Mary’s County, County Commissioners, St. Mary’s Hospital, GO,
5.00%, 10/1/20	1,000	1,076,560
Talbot County, Public Facilities, GO,
5.00%, 3/15/12	480	524,256
University of Maryland, System Auxiliary Facilities & Tuition, RB, Ser A,
5.00%, 4/1/18	1,200	1,390,020
Washington County, Public Improvements, GO, Prerefunded 1/1/10 @ 101, INS: National-RE, FGIC,
5.50%, 1/1/20	300	304,227
Washington Suburban Sanitation District, General Construction, GO, Prerefunded 6/1/10 @ 100
5.25%, 6/1/24	440	450,908
Refunding, General Construction, GO,
5.00%, 6/1/19	680	759,737
Water Supply, GO, Prerefunded 6/1/15 @ 100,
5.00%, 6/1/20	1,000	1,172,980

		67,637,815

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments — Concluded
November 30, 2009
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Puerto Rico — 8.2%
Puerto Rico Commonwealth Highway & Transportation Authority, Ser D, RB, Prerefunded 7/1/12 @ 100,
5.75%, 7/1/41	$1,350	$1,512,769
Puerto Rico Commonwealth Highway & Transportation Authority, Ser Y, RB,
6.25%, 7/1/13	1,000	1,091,690
Puerto Rico Commonwealth, Public Improvements, Ser A, GO, INS: National-RE, IBC
5.25%, 7/1/21	1,000	997,380
Ser A-4, GO, INS: FSA,
5.25%, 7/1/30	500	518,700
Puerto Rico Electric Power Authority, Refunding, Ser SS, RB, INS: National-RE,
5.00%, 7/1/19	1,000	1,016,000
Puerto Rico Public Buildings Authority, Government Facilities, Ser I, RB, Prerefunded 7/1/14 @ 100, INS: Commonwealth GTD,
5.50%, 7/1/21	1,000	1,168,110

		6,304,649

TOTAL MUNICIPAL BONDS (Cost $72,909,330)		75,896,375

TOTAL INVESTMENTS IN SECURITIES — 98.5% (Cost $72,909,330) (b)		75,896,375
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.5%		1,156,469

NET ASSETS — 100.0%		$77,052,844

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2009.

(b)	Aggregate cost for financial reporting and Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$3,132,816
Excess of tax cost over value:	$(145,771)
A summary of inputs used to value the fund’s net assets as of November 30, 2009 is as follows. (See Note 1A in Notes to Financial Statements.):

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	11/30/09	Prices	Inputs	Inputs
Municipal Bonds	$75,896,375	$—	$75,896,375	$—

Total Assets — Investments in Securities	$75,896,375	$—	$75,896,375	$—

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX -EXEMPT LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments
November 30, 2009
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — 99.3%
Alaska — 1.4%
North Slope Borough, Ser A, GO,
5.00%, 6/30/13	$1,250	$1,386,963

Arizona — 2.6%
Arizona School Facilities Board RB, State School Improvement, Prerefunded 7/1/11 @ 100,
5.50%, 7/1/12	1,395	1,504,703
Arizona State Transportation Board Highway RB,
5.25%, 7/1/13	1,000	1,064,080

		2,568,783

California — 5.8%
California State Economic Recovery, Refunding, Ser A, GO,
5.00%, 7/1/17	1,000	1,075,610
California Statewide Communities Development Authority Revenue, Proposition 1A Receivables Program, RB,
5.00%, 6/15/13	1,600	1,685,088
Los Angeles Unified School District, GO, Ser A, INS: National-RE,
5.25%, 7/1/12	2,745	3,018,978

		5,779,676

Colorado — 1.1%
Regional Transportation District, Sales Tax RB, Ser B, INS: AMBAC,
5.25%, 11/1/11	1,000	1,084,620

District of Columbia — 1.1%
District of Columbia, Income Tax, Ser B, RB,
5.00%, 12/1/12	1,000	1,112,380

Florida — 3.7%
Citizens Property Insurance Corp., Senior Secured High Activity, Ser A-1, RB,
6.00%, 6/1/16	1,800	1,922,400

Florida State Division of Bond Finance Department General Services RB, Environmental Protection-Preservation, Ser 2000-B, INS: FSA,
5.25%, 7/1/13	1,810	1,813,711

		3,736,111

Georgia — 5.0%
Cherokee County School System, GO, Ser B, INS: National-RE FGIC Student Aid Withholding,
5.00%, 8/1/14	1,360	1,567,522
DeKalb Private Hospital Authority RAN, Childrens Healthcare, RB,
5.00%, 11/15/14	1,000	1,092,790
Georgia State, GO, Ser B,
5.75%, 8/1/13	2,000	2,337,500

		4,997,812

Illinois — 6.2%
Chicago Park District, Limited Tax, Ser C, GO, Prerefunded 7/1/11 @ 100, INS: FGIC,
5.50%, 1/1/20	1,500	1,616,730
Illinois Finance Authority, Art Institute of Chicago, Ser A, RB,
5.25%, 3/1/19	1,000	1,095,740
Illinois State Sales Tax RB,
5.38%, 6/15/13	1,000	1,063,080
University of Illinois, Utility Infrastructure Projects, COP, Ser B, Prerefunded 8/15/11 @ 100, INS: AMBAC,
5.50%, 8/15/18	2,300	2,478,457

		6,254,007

Kansas — 1.0%
Olathe Health Facilities RB, Olathe Medical Center, Mandatory Put 3/1/13 @ 100, Ser A,
4.13%, 9/1/37 (a)	1,000	1,027,270

Maryland — 5.6%
Anne Arundel County, Refunding, Consolidated Water & Sewer, GO,
5.00%, 3/1/14	1,000	1,154,080
Baltimore, Waste Water Project, Ser B, RB, Prerefunded 7/1/15 @ 100, INS: National-RE,
5.00%, 7/1/30	500	586,280
Carroll County, CPI, GO,
5.00%, 11/1/11	1,000	1,082,680
Maryland State, State and Local Facilities Loan, 2nd Ser, GO,
5.00%, 8/1/15	1,395	1,639,962
Maryland Water Quality Financing Administration, Revolving Loan Fund RB, Ser A,
5.00%, 3/1/14	1,000	1,142,940

		5,605,942

Massachusetts — 2.4%
Massachusetts State Development Finance Agency RB, Phillips Academy,
5.00%, 9/1/14	780	899,137
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX -EXEMPT LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Massachusetts — Continued
Massachusetts State Health & Educational Facilities Authority RB, Simmons College, Ser F, Prerefunded 10/1/13 @ 100, INS: FGIC GO of Institution,
5.00%, 10/1/33	$1,295	$1,479,071

		2,378,208

Michigan — 6.2%
Detroit City School District, School Building & Site Improvements, GO, Ser A, INS: FGIC Q-SBLF,
5.00%, 5/1/11	1,000	1,031,470
Detroit, RAN,
5.00%, 3/1/10	1,000	1,006,630
Michigan Municipal Bond Authority, Clean Water State Revolving Fund, RB,
5.00%, 10/1/13	2,000	2,272,200
Woodhaven Brownstown School District, GO, Prerefunded 5/1/12 @ 100, INS: Q-SBLF,
5.38%, 5/1/16	1,710	1,896,441

		6,206,741

Minnesota — 3.2%
Minnesota Public Facilities Authority, Water Pollution Control, RB, Ser A, Prerefunded 3/1/12 @ 100,
5.00%, 3/1/18	2,000	2,194,940
Scott County, GAN, GO,
4.00%, 12/1/10	1,000	1,001,700

		3,196,640

Missouri — 3.2%
Missouri State Highways & Transportation Commission, State Road RB, Ser A,
5.00%, 2/1/13	1,800	1,950,696
Missouri State Highways & Transportation Commission, State Road RB, Second Lien,
5.00%, 5/1/16	1,100	1,281,060

		3,231,756

Nevada — 5.8%
Clark County Highway Improvement Revenue, Motor Vehicle Fuel Tax, RB, INS: AMBAC,
5.00%, 7/1/17	1,805	2,020,752
Clark County School District, INS: FSA,
5.00%, 6/15/14	1,250	1,403,088
Nevada State, Refunding, Ser A, GO,
5.00%, 7/1/13	1,080	1,083,964
Reno Sales Tax, Senior Lien, Reno Project, RB, VRBD, LOC: Bank of New York,
0.23%, 6/1/42 (a)	1,300	1,300,000

		5,807,804

New Jersey — 1.5%
New Jersey State Transportation Trust Fund Authority, Transportation System, Ser B, RB, ETM, INS: National-RE,
6.50%, 6/15/10	1,500	1,549,275

New York — 5.7%
Erie County, Public Improvements, Ser A, GO, INS: National-RE,
5.00%, 12/1/14	1,000	1,076,260
Nassau County Interim Finance Authority, Sales Tax, Ser A, RB,
5.00%, 11/15/13	1,000	1,142,420
New York City Transitional Finance Authority, Future Tax Secured Subordinate, A-2, RB,
5.00%, 11/1/16	1,250	1,412,613
New York City, Ser G, GO,
5.00%, 8/1/11	750	800,063
Tobacco Settlement Financing Corp., Asset Backed, Ser A-1, RB,
5.50%, 6/1/16	1,300	1,325,779

		5,757,135

North Carolina — 6.4%
Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System RB, Ser A, Prerefunded 1/15/15 @ 100,
5.00%, 1/15/45	1,500	1,754,400
North Carolina State, Highway Improvement, GO,
5.00%, 5/1/14	1,000	1,123,050
University of North Carolina, University RB, Refunding, Ser B,
5.00%, 12/1/11	1,250	1,354,712
Wake County Public Improvement, GO, Prerefunded 3/1/12 @ 100,
4.60%, 3/1/17	2,000	2,167,760

		6,399,922

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Ohio — 3.6%
Cuyahoga County, Cleveland Clinic, Sub Ser B-1, RB, VRDB, INS: JPMorgan Chase & Co.,
0.19%, 1/1/39 (a)	$200	$200,000
Ohio State Water Development Authority RB, Ser A,
5.00%, 6/1/12	1,145	1,259,637
Ohio State Water Development Authority, PCR, Water Quality, RB,
5.00%, 12/1/13	1,000	1,139,800
Ohio State, Major New State Infrastructure Project RB, Ser 2008-1,
5.00%, 6/15/11	1,000	1,063,240

		3,662,677

Pennsylvania — 11.0%
Allegheny County Hospital Development Authority RB, University of Pittsburgh Medical Center, Ser A,
5.00%, 9/1/10	1,000	1,027,380
Pennsylvania State Higher Educational Facilities Authority, University of Scranton, RB,
5.00%, 5/1/11	1,000	1,050,690
Pennsylvania State Higher Educational Facilities Authority, College & University RB, Marywood University Program, Prerefunded 6/1/10 @ 100, INS: National-RE,
5.50%, 6/1/18	1,430	1,465,764
Pennsylvania State, Fourth Ser, GO,
5.00%, 7/1/14	1,800	2,078,550
Philadelphia Parking Authority, Parking RB,
5.00%, 9/1/12	1,000	1,074,700
Philadelphia Water & Wastewater Revenue, RB, INS: AMBAC,
5.25%, 12/15/11	2,000	2,153,820
Pittsburgh Water & Sewer Authority, Water & Sewer System, RB, First Lien, Prerefunded 6/1/12 @ 100, INS: AMBAC,
5.13%, 12/1/31	2,000	2,215,840

		11,066,744

Puerto Rico — 1.1%
Puerto Rico Commonwealth Highway & Transportation Authority, Ser Y, RB,
6.25%, 7/1/13	1,000	1,091,690

South Carolina — 1.6%
South Carolina State Public Service Authority Revenue, Ser A, RB, INS: FSA,
5.00%, 1/1/13	1,460	1,622,921

Texas — 7.2%
Frisco County, GO, INS: National-RE,
5.00%, 2/15/16	1,535	1,769,318
Houston Health Facilities Development Corp., Retirement Facility RB, Buckingham Senior Living Community, Ser A, Prerefunded 2/15/14 @ 101,
7.13%, 2/15/34	1,000	1,234,720
Houston, Ser E, GO, INS: AMBAC,
5.00%, 3/1/15	1,000	1,146,480
Southwest Higher Education Authority, Southern Methodist University, RB, VRDB, LOC: Landesbank Hessen-Thueringen Girozentrale,
0.21%, 7/1/15 (a)	1,400	1,400,000
Texas State Public Finance Authority, Ser A,
5.00%, 10/1/17	500	581,785
Texas State Transportation Commission, First Tier, RB,
5.00%, 4/1/13	1,000	1,126,730

		7,259,033

Utah — 1.9%
Utah State, GO,
5.00%, 7/1/15	1,625	1,904,468

Virginia — 3.8%
Fairfax County, Ser A, GO, Prerefunded 6/1/10 @ 101, INS: State Aid Withholding,
5.00%, 6/1/19	1,500	1,550,325
Virginia State, Ser A, GO,
5.00%, 6/1/13	2,000	2,273,320

		3,823,645

Washington — 1.2%
Richland Electric RB, Prerefunded 5/1/11 @ 100, INS: National-RE,
5.10%, 11/1/22	1,115	1,181,487

TOTAL MUNICIPAL BONDS (Cost $96,713,757)		99,693,710

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments — Concluded
November 30, 2009
(Unaudited)

Value
TOTAL INVESTMENTS IN SECURITIES — 99.3% (Cost $96,713,757) (b)	$99,693,710
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%	720,717

NET ASSETS — 100.0%	$100,414,427

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2009.

(b)	Aggregate cost for financial reporting and Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost :	$3,007,047
Excess tax cost over value :	$(27,094)
A summary of inputs used to value the fund’s net assets as of November 30, 2009 is as follows. (See Note 1A in Notes to Financial Statements.):

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	11/30/09	Prices	Inputs	Inputs
Municipal Bonds	$99,693,710	$—	$99,693,710	$—

Total Assets — Investments in Securities	$99,693,710	$—	$99,693,710	$—

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
NATIONAL TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
November 30, 2009
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — 98.8%
Alaska — 2.5%
Alaska State Housing Finance Corp., State Capital Project, Ser B, RB, INS: National-RE, GO of Corp.,
5.00%, 12/1/18	$2,085	$2,302,987

Arizona — 2.7%
Arizona Tourism & Sports Authority Tax, Multipurpose Stadium Facility, Ser A, RB, INS: National-RE, Prerefunded 7/1/13 @ 100,
5.38%, 7/1/21	2,135	2,455,955

California — 11.6%
California Educational Facilities Authority, University of Southern California, Ser C, RB,
5.25%, 10/1/24	2,000	2,373,960
California State Department of Water Resources, Power Supply, RB,
5.00%, 5/1/20	1,120	1,216,790
California State Economic Recovery, Refunding, Ser A, GO,
5.00%, 7/1/17	1,000	1,075,610
California Statewide Communities Development Authority Revenue, Proposition 1A Receivables Program, RB,
5.00%, 6/15/13	1,000	1,053,180
Glendale Unified School District, Ser D, GO, INS: National-RE,
5.25%, 9/1/17	1,500	1,578,090
Golden State Tobacco Securitization Corp., Tobacco Settlement, Ser 2003 A1, RB, Prerefunded 6/1/13 @ 100,
6.75%, 6/1/39	2,000	2,361,420
Los Angeles Unified School District, Election 2004, Ser H, GO, INS: FSA,
5.00%, 7/1/16	1,000	1,133,240

		10,792,290

Colorado — 3.9%
Colorado Water Resources & Power Development Authority Corp., Wastewater, Revolving Fund, Ser A-2, RB,
5.50%, 9/1/21	1,500	1,819,065
Douglas County, School District No. 1, Douglas and Elbert Counties, Refunding, GO, INS: State Aid Withholding,
5.25%, 12/15/22	1,500	1,771,095

		3,590,160

District of Columbia — 1.2%
District of Columbia, Income Tax, Ser B, RB,
5.00%, 12/1/12	1,000	1,112,380

Florida — 3.0%
Citizens Property Insurance Corp., Senior Secured High Activity, Ser A-1, RB,
6.00%, 6/1/16	1,000	1,068,000
Florida State Board of Education, Capital Outlay, 2008 - Ser B, GO,
5.00%, 6/1/20	590	664,499
Lee County Transportation Facilities, Refunding, Ser A, RB, INS: AMBAC,
5.50%, 10/1/14	1,000	1,042,100

		2,774,599

Georgia — 1.3%
Georgia State, Refunding, Series C, GO,
5.50%, 7/1/14	1,000	1,183,610

Idaho — 1.2%
Ada & Canyon Counties, Joint School District Number 2 Meridan, GO, INS: School Board GTD,
5.13%, 7/30/19	1,000	1,072,150

Illinois — 3.2%
Chicago Metropolitan Water Reclamation District Greater Chicago, Refunding, Series A, GO,
5.00%, 12/1/22	300	350,424
Illinois Finance Authority, Art Institute of Chicago, Ser A, RB,
5.25%, 3/1/19	1,000	1,095,740
Illinois State, Sales Tax, RB,
5.00%, 6/15/25	900	949,563
Will Grundy Counties, Community College District No. 525, Joliet Jr. College, GO,
6.25%, 6/1/24	500	593,415

		2,989,142

Maryland — 2.4%
Maryland State, State & Local Facilities Loan, 2nd Series, GO,
5.00%, 8/1/14	1,875	2,182,200

Massachusetts — 6.9%
Massachusetts Bay Transportation Authority, General Transportation System, Ser C, GO, INS: National-RE FGIC GO of Authority,
5.50%, 3/1/13	2,000	2,275,560
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
NATIONAL TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Massachusetts — Continued
Massachusetts Bay Transportation Authority, Sales Tax, Senior Ser B, RB,
5.25%, 7/1/23	$1,000	$1,172,420
Massachusetts State Water Pollution Abatement Trust Refunding, Pool Program, RB,
5.25%, 8/1/17	1,000	1,191,390
Massachusetts State Water Resources Authority, Ser J, RB, INS: FSA GO of Authority,
5.50%, 8/1/21	1,455	1,739,307

		6,378,677

Michigan — 3.4%
Michigan State, Building Authority, Series I, RB, Prerefunded 10/15/11 @ 100,
5.13%, 10/15/20	55	59,495
Michigan State, Building Authority, Unrefunded Balance, Facilities Program, Series I, RB,
5.13%, 10/15/20	945	979,587
Warren Consolidated School District, Refunding, GO, INS: Q-SBLF,
5.25%, 5/1/17	1,930	2,102,465

		3,141,547

Nebraska — 3.1%
Lancaster County, Nebraska School District No. 1, Lincoln Public Schools, GO,
5.00%, 1/15/20	2,460	2,837,093

Nevada — 5.2%
Clark County Park and Regional Justice Center, Series B, GO, INS: AMBAC,
5.00%, 11/1/24	1,100	1,147,938
Clark County Passenger Facility Charge, Las Vegas-McCarran International Airport, Ser A, RB,
5.00%, 7/1/12	1,000	1,075,520
Nevada State Highway Improvement, Motor Vehicle Fuel Tax, RB, INS: National-RE FGIC,
5.50%, 12/1/14	2,250	2,595,915

		4,819,373

New York — 9.1%
Nassau County Interim Finance Authority, Sales Tax Secured, Ser A, RB,
5.00%, 11/15/14	1,000	1,153,450
New York State Dormitory Authority, Non State Supported Debt, Residential Institution for Children, RB, INS: SONYMA,
5.00%, 6/1/15	650	731,874
New York State Urban Development Corp., State Personal Income Tax, Series B-1, RB,
5.00%, 3/15/14	1,250	1,408,650
New York State, Local Government Assistance Corp., Senior Lien Certificate of Deposit, RB, INS: GO of Corp.,
5.00%, 4/1/20	3,000	3,448,050
Tobacco Settlement Financing Corp., Asset Backed, Ser A-1, RB,
5.50%, 6/1/16	1,690	1,723,513

		8,465,537

North Carolina — 4.6%
North Carolina Eastern Municipal Power Agency, Power System, Ser A, RB, ETM,
5.00%, 1/1/21	2,665	3,156,826
North Carolina Medical Care Commission Health Systems, Mission Health Combined Group, RB,
5.00%, 10/1/22	1,120	1,151,326

		4,308,152

Ohio — 6.4%
Cuyahoga County, Cleveland Clinic, Sub Ser B-1, RB, VRDB, INS: JPMorgan Chase & Co.,
0.19%, 1/1/39 (a)	1,400	1,400,000
Ohio State Water Development Authority, Fresh Water, Refunding, RB,
5.50%, 6/1/21	1,000	1,203,710
Ohio State, Common Schools, Series A, GO,
5.00%, 9/15/17	3,000	3,364,200

		5,967,910

Pennsylvania — 4.7%
Northampton County General Purpose Authority, Lafayette College, RB,
5.00%, 11/1/18	1,575	1,807,722
Pennsylvania Higher Educational Facilities Authority, Association of Independent Colleges & Universities, Ser-FF2, RB, INS: RADIAN,
5.00%, 12/15/16	1,425	1,480,447
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
NATIONAL TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments — Continued
November 30, 2009
(Unaudited)

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Pennsylvania — Continued
Philadelphia School District, Refunding, Ser B, GO, INS: Assured GTD State Aid Withholding,
5.00%, 6/1/17	$1,015	$1,095,165

		4,383,334

Puerto Rico — 2.7%
Puerto Rico Commonwealth Highway & Transportation Authority, Ser Y, RB,
6.25%, 7/1/13	1,250	1,364,612
Puerto Rico Electric Power Authority, Ser RR, RB, INS: FGIC, Prerefunded 7/01/15 @ 100,
5.00%, 7/1/35	1,000	1,178,390

		2,543,002

South Carolina — 2.2%
Columbia, Tourism Development Fee Pledge, COP, INS: AMBAC,
5.25%, 6/1/17	1,895	2,030,246

Texas — 9.9%
Austin Independent School District, Refunding, GO, INS: PSF-GTD,
5.00%, 8/1/16	2,500	2,923,000
Bexar County, Ser A, GO,
5.00%, 6/15/22	2,255	2,523,277
Harris County Cultural Education Facilities Finance Corp., Methodist Hospital System, RB,
5.00%, 6/1/14	750	843,158
Harris County, Ser A, GO,
5.00%, 10/1/22	1,000	1,112,350
Montgomery County, Pass-Thru Toll Revenue, GO, INS: Assured GTD,
5.00%, 3/1/21	1,000	1,119,620
Southwest Higher Education Authority, Southern Methodist University, RB, VRDB, LOC: Landesbank Hessen-Thueringen Girozentrale,
0.21%, 7/1/15 (a)	700	700,000

		9,221,405

Washington — 7.6%
Energy Northwest Washington Electric, Refunding Columbia Generating, Ser A, RB,
5.50%, 7/1/15	2,000	2,364,200
Washington State, Public Power Supply System, Nuclear Project No. 3, Refunding, Series B, RB, INS: National-RE-IBC,
7.13%, 7/1/16	1,900	2,423,279
Washington State, Various Purpose, Series R-A, GO, INS: AMBAC,
5.00%, 1/1/14	2,000	2,280,980

		7,068,459

TOTAL MUNICIPAL BONDS (Cost $88,237,054)		91,620,208

TOTAL INVESTMENTS IN SECURITIES — 98.8% (Cost $88,237,054) (b)		91,620,208
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		1,116,881

NET ASSETS — 100.0%		$92,737,089

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2009.

(b)	Aggregate cost for financial reporting and Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$3,433,095
Excess of tax cost over value:	$(49,941)
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
NATIONAL TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments — Concluded
November 30, 2009
(Unaudited)
A summary of inputs used to value the fund’s net assets as of November 30, 2009 is as follows. (See Note 1A in Notes to Financial Statements.):

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	11/30/09	Prices	Inputs	Inputs
Municipal Bonds	$91,620,208	$—	$91,620,208	$—

Total Assets — Investments in Securities	$91,620,208	$—	$91,620,208	$—

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INVESTMENT ABBREVIATIONS

ADR	American Depository Receipt
AMBAC	American Municipal Bond Assurance Corp.
BAN	Bond Anticipation Notes
CL	Class
COP	Certificate of Participation
CPI	Consolidated Public Improvement
CVA	Certificaten Van Aandelen
ETF	Exchange Traded Fund
ETM	Escrowed to Maturity
EUR	European Union Euro
FDIC	Federal Deposit Insurance Corp.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FSA	Federal Security Assurance
GAN	Grant Anticipation Note
GO	General Obligation
GRAN	Grant and Revenue Anticipation Notes
GTD	Guaranteed
IBC	Insured Bond Certificates
IDA	Industrial Development Agency
INS	Insured
LLC	Limited Liability Co.
LOC	Letter of Credit
MSCI	Morgan Stanley Capital International
National-RE	National Public Finance Guarantee
NPR	Nil Paid Rights
PCR	Pollution Control Revenue
PLC	Public Liability Co.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RADIAN	Radian Asset Assurance, Inc.
RAN	Revenue Anticipation Note
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit
Ser	Series
SO	Special Obligation
SONYMA	State of New York Mortgage Agency
SP ADR	Sponsored ADR
SPA	Standby Purchase Agreement
TA	Tax Allocation
TECP	Tax-Exempt Commercial Paper
TLGP	Temporary Liquidity Guarantee Program
TRAN	Tax and Revenue Anticipation Note
US	United States
VRDB	Variable Rate Demand Bond

[THIS PAGE INTENTIONALLY LEFT BLANK]

PNC Funds, Inc.
Statements of Assets and Liabilities
November 30, 2009
(Unaudited)

	Prime	Government	Tax-Exempt
	Money	Money	Money	Capital	International
	Market	Market	Market	Opportunities	Equity
	Fund	Fund	Fund	Fund	Fund
ASSETS
Unaffiliated investments in securities, at cost	$489,095,783	$345,650,916	$151,414,809	$33,172,146	$108,095,983
Affiliated investments in securities at cost (See Note 9)	—	—	—	547,941	1,461,103
Repurchase agreements, at cost and value	53,000,000	149,000,000	—	—	—
Net unrealized appreciation (depreciation) on unaffiliated investments	—	—	—	(869,426)	21,270,629

Total Investment in Securities *	542,095,783	494,650,916	151,414,809	32,850,661	130,827,715

Cash	—	—	83,457	—	135,592
Unrealized appreciation on spot foreign currency exchange contracts	—	—	—	—	637
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	47,900
Interest and dividends receivable	179,124	149,986	201,310	25,173	306,382
Receivable for capital shares issued	—	—	—	—	—
Receivable for investments sold	—	—	—	193,643	1,312,809
Reclaims receivable	—	—	—	—	308,338
Receivable from Investment Adviser	147,004	31,543	30,032	22,672	—
Prepaid expenses and other assets	58,554	27,561	14,609	42,649	35,694

Total Assets	542,480,465	494,860,006	151,744,217	33,134,798	132,975,067

LIABILITIES
Foreign currency, at value**	—	—	—	—	22,188
Unrealized depreciation on spot foreign currency contracts	—	—	—	—	9,305
Distributions payable	22,714	18,505	5,955	—	—
Payable for capital shares redeemed	—	—	—	115,986	410,869
Payable for investments purchased	—	—	—	273,098	920,837
Payable for return of collateral received for securities on loan	—	—	—	3,276,985	5,296,015
Accrued expenses and other payables:
Investment advisory fees	113,439	—	30,915	32,323	107,798
Fund administration fees	57,404	48,625	16,196	3,851	13,979
Chief Compliance Officer fees	1,086	1,086	1,086	978	993
Accounting fees	6,567	7,682	4,851	1,898	18,722
Audit fees	11,392	11,392	11,392	11,392	323
Legal fees	27,744	15,230	14,635	—	—
Printing fees	22,151	16,900	9,804	—	—
Transfer agent fees	13,103	5,021	3,276	8,995	16,764
Distribution and service fees	22,389	204	357	272	596
Other	1,861	2,585	4,879	4,742	74,413

Total Liabilities	299,850	127,230	103,346	3,730,520	6,892,802

NET ASSETS	$542,180,615	$494,732,776	$151,640,871	$29,404,278	$126,082,265

*	Includes value of securities on loan of $3,190,356 and $4,999,758 for Capital Opportunities Fund and International Equity Fund, respectively.

**	Foreign currency payable at cost for the International Equity Fund is $20,330. Amounts designated as “-” are either $0 or round to $0.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Assets and Liabilities
November 30, 2009
(Unaudited)

			Tax-Exempt
Limited	Total	Maryland	Limited	National
Maturity	Return	Tax-Exempt	Maturity	Tax-Exempt
Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund

$113,781,515	$121,138,718	$72,909,330	$96,713,757	$88,237,054
3,656,334	1,034,167	—	—	—
—	—	—	—	—
5,216,474	8,148,099	2,987,045	2,979,953	3,383,154

122,654,323	130,320,984	75,896,375	99,693,710	91,620,208

—	—	84,888	56,868	14,653
—	—	—	—	—
—	—	—	—	—
876,952	1,106,323	1,178,984	1,461,895	1,355,911
1,241,597	58,956	100,552	598,112	55,186
24,941	29,636	—	—	—
—	—	—	—	—
—	15,956	21,689	—	—
23,516	17,319	5,808	6,500	10,534

124,821,329	131,549,174	77,288,296	101,817,085	93,056,492

—	—	—	—	—
—	—	—	—	—
275,757	435,336	164,831	169,423	203,929
103,437	3,000	—	85,000	62,193
—	—	—	1,091,390	—
—	—	—	—	—

16,685	37,178	31,286	17,141	14,805
13,223	14,131	8,560	10,826	10,133
1,086	1,086	1,086	1,086	1,086
3,691	5,684	3,939	3,547	3,414
11,352	11,392	11,352	11,352	11,352
—	2,617	9,439	7,767	7,767
—	—	—	—	—
12,744	8,857	4,500	3,525	3,439
1,319	326	266	407	273
823	1,616	193	1,194	1,012

440,117	521,223	235,452	1,402,658	319,403

$124,381,212	$131,027,951	$77,052,844	$100,414,427	$92,737,089

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Assets and Liabilities
November 30, 2009
(Unaudited)

	Prime	Government	Tax-Exempt
	Money	Money	Money	Capital	International
	Market	Market	Market	Opportunities	Equity
	Fund	Fund	Fund	Fund	Fund
REPRESENTED BY:
Capital	$542,252,300	$494,800,488	$151,670,658	$40,585,702	$172,452,895
Accumulated net investment income (loss)	(39,401)	816	14,865	(43,489)	(2,431,117)
Accumulated net realized gain (loss) from investments, collateral for securities lending, payment by affiliates and foreign currency transactions	(32,284)	(68,528)	(44,652)	(10,268,509)	(65,290,771)
Net unrealized appreciation (depreciation) on investments, payments by affiliates and translation of assets and liabilities denominated in foreign currencies	—	—	—	(869,426)	21,351,258

NET ASSETS	$542,180,615	$494,732,776	$151,640,871	$29,404,278	$126,082,265

NET ASSETS
Institutional Shares	$437,888,734	$493,744,160	$150,659,029	$28,850,487	$124,761,677
Class A Shares	104,187,470	987,463	980,124	461,316	1,197,520
Class C Shares	104,411	1,153	1,718	92,475	123,068

Total	$542,180,615	$494,732,776	$151,640,871	$29,404,278	$126,082,265

SHARES OUTSTANDING (par value of $0.001 per share) (30 billion shares authorized by PNC Funds, Inc.)
Institutional Shares	438,010,322	493,937,570	150,704,201	4,300,174	12,399,803
Class A Shares	104,201,436	987,483	980,289	72,075	121,267
Class C Shares	104,427	1,153	1,718	15,212	12,787

Total	542,316,185	494,926,206	151,686,208	4,387,461	12,533,857

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$1.00	$1.00	$1.00	$6.71	$10.06
Class A Shares	$1.00	$1.00	$1.00	$6.40	$9.88
Class C Shares(a)	$1.00	$1.00	$1.00	$6.08	$9.62
Maximum offering price per share net asset value divided by (100% less maximum sales charge) adjusted to nearest cent
Class A Shares	N/A	N/A	N/A	$6.72	$10.37

Maximum Sales Charge — Class A Shares	N/A	N/A	N/A	4.75%	4.75%

(a)	For Class C Shares, the redemption price per share does not reflect a 1.00% contingent deferred sales charge for shares held less than one year.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Assets and Liabilities
November 30, 2009
(Unaudited)

			Tax-Exempt
Limited	Total	Maryland	Limited	National
Maturity	Return	Tax-Exempt	Maturity	Tax-Exempt
Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund

$121,360,423	$123,559,340	$74,521,325	$98,701,182	$88,019,543
(6,258)	(182,180)	(292)	—	—
(2,189,427)	(497,308)	(455,234)	(1,266,708)	1,334,392
5,216,474	8,148,099	2,987,045	2,979,953	3,383,154

$124,381,212	$131,027,951	$77,052,844	$100,414,427	$92,737,089

$121,559,844	$130,404,721	$76,412,720	$99,451,798	$92,073,043
2,423,369	450,650	628,532	929,388	657,136
397,999	172,580	11,592	33,241	6,910

$124,381,212	$131,027,951	$77,052,844	$100,414,427	$92,737,089

11,278,059	12,462,576	6,812,828	9,566,893	9,319,185
224,935	43,057	56,047	89,365	66,343
36,967	16,495	1,033	3,199	699

11,539,961	12,522,128	6,869,908	9,659,457	9,386,227

$10.78	$10.46	$11.22	$10.40	$9.88
$10.77	$10.47	$11.21	$10.40	$9.91
$10.77	$10.46	$11.22	$10.39	$9.89

$11.25	$10.93	$11.71	$10.86	$10.35

4.25%	4.25%	4.25%	4.25%	4.25%

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Operations
For the Six Months Ended November 30, 2009
(Unaudited)

	Prime	Government	Tax-Exempt
	Money	Money	Money	Capital	International
	Market	Market	Market	Opportunities	Equity
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Interest from unaffiliated issuers	$1,022,690	$613,473	$335,789	$134	$2,372
Dividends from unaffiliated issuers(a)	56,997	33,239	—	142,267	1,406,587
Dividends from affiliated issuers (See Note 9)	—	—	—	23	100
Income from securities loaned	—	—	—	11,434	21,817

TOTAL INVESTMENT INCOME	1,079,687	646,712	335,789	153,858	1,430,876

EXPENSES:
Investment advisory fees	716,599	552,311	199,790	198,747	826,360
Administration fees	359,038	276,894	100,633	19,849	85,406
Accounting agent fees	57,442	44,148	16,021	3,058	13,547
Distribution and service fees:
Class A Shares	144,742	1,094	1,948	1,211	3,138
Class C Shares	119	2	2	446	579
Directors’ fees	11,316	11,316	11,316	11,316	11,314
Chief Compliance Officer fees	5,419	5,419	5,419	5,419	5,419
Custodian fees	8,304	6,143	2,987	402	338,211
Transfer agent fees	34,037	14,625	11,353	29,608	44,382
Audit fees	13,443	13,443	13,443	13,443	19,824
Legal fees	34,861	28,390	21,096	23,622	29,618
Printing costs	40,019	30,469	14,468	2,191	9,292
Interest expense (See Note 6)	—	—	—	59	378
Money Market Government Insurance Program expense (See Note 11)	80,936	47,291	32,376	—	—
Other	66,278	41,807	32,510	22,023	61,090

TOTAL EXPENSES	1,572,553	1,073,352	463,362	331,394	1,448,558

Fees waived by Investment Adviser	(478,827)	(533,421)	(180,545)	(133,860)	(438,309)
Custody credit (See Note 7)	(3,489)	(2,715)	(972)	(187)	(139,531)
Service fees reimbursed — Class A shares	(137,889)	(1,094)	(1,944)	—	—
Service fees reimbursed — Class C Shares	(113)	(2)	(2)	—	—

NET EXPENSES	952,235	536,120	279,899	197,347	870,718

NET INVESTMENT INCOME (LOSS)	127,452	110,592	55,890	(43,489)	560,158

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investments	1,013	744	31,882	5,674,598	17,481,005
Collateral for securities lending	—	—	—	(811,387)	(302,667)
Payments by Affiliates	—	—	—	162,469	163,752
Foreign currency transactions	—	—	—	—	(1,648,876)

	1,013	744	31,882	5,025,680	15,693,214

Change in net unrealized appreciation (depreciation):
Investments(b)	—	—	—	528,119	3,263,280
Payments made by Affiliates	—	—	—	(364,819)	(163,467)
Translation of assets and liabilities in foreign currencies	—	—	—	—	262,034

	—	—	—	163,300	3,361,847

Net realized and unrealized gain on investments and foreign currency transactions	1,013	744	31,882	5,188,980	19,055,061

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$128,465	$111,336	$87,772	$5,145,491	$19,615,219

(a)	Net of withholding taxes of $100,384 for International Equity Fund.

(b)	Includes unrealized depreciation for the collateral for securities lending of $886,967, $926,079, $287,104 and $250,935 for Capital Opportunities Fund, International Equity Fund, Limited Maturity Bond and Total Return Bond Fund, respectively. Amounts designated as “-” are either $0 or round to $0.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Operations
For the Six Months Ended November 30, 2009
(Unaudited)

			Tax-Exempt
Limited	Total	Maryland	Limited	National
Maturity	Return	Tax-Exempt	Maturity	Tax-Exempt
Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund

$2,131,165	$2,884,921	$1,210,324	$1,220,764	$1,550,213
49,246	110,734	—	—	—
874	513	—	—	—
2,786	1,037	—	—	—

2,184,071	2,997,205	1,210,324	1,220,764	1,550,213

201,026	213,289	184,778	224,028	228,995
72,533	76,913	46,934	56,745	57,987
11,487	12,188	7,391	8,961	9,160

6,190	1,199	1,550	2,326	1,621
1,981	837	61	166	34
11,316	11,316	11,316	11,316	11,316
5,419	5,419	5,419	5,419	5,419
1,475	1,625	931	1,155	1,181
40,500	26,072	16,989	12,732	12,712
13,403	13,443	13,403	13,403	13,403
26,173	26,172	17,793	16,137	16,137
7,372	8,188	4,883	5,757	6,322
64	—	—	—	—
—	—	—	—	—
21,373	24,756	15,630	16,436	18,466

420,312	421,417	327,078	374,581	382,753

(106,961)	(95,649)	(129,147)	(134,066)	(137,803)
(705)	(752)	(454)	(553)	(560)
—	—	—	—	—
—	—	—	—	—

312,646	325,016	197,477	239,962	244,390

1,871,425	2,672,189	1,012,847	980,802	1,305,823

574,679	686,657	46,935	80,438	1,055,174
(571,657)	(216,609)	—	—	—
144,636	83,835	—	—	—
—	—	—	—	—

147,658	553,883	46,935	80,438	1,055,174

3,338,910	6,053,597	1,089,500	1,107,459	1,102,222
(222,225)	(96,612)	—	—	—
—	—	—	—	—

3,116,685	5,956,985	1,089,500	1,107,459	1,102,222

3,264,343	6,510,868	1,136,435	1,187,897	2,157,396

$5,135,768	$9,183,057	$2,149,282	$2,168,699	$3,463,219

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Changes in Net Assets

			Government
	Prime Money		Money	Government
	Market Fund	Prime Money	Market Fund	Money
	Six Months Ended	Market Fund	Six Months Ended	Market Fund
	November 30, 2009	Year Ended	November 30, 2009	Year Ended
	(Unaudited)	May 31, 2009	(Unaudited)	May 31, 2009
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$127,452	$9,667,692	$110,592	$4,904,529
Net realized gain (loss) from investment transactions	1,013	—	744	(2,411)
Change in net unrealized appreciation (depreciation) on investment transactions	—	—	—	—

Net increase (decrease) in net assets resulting from operations	128,465	9,667,692	111,336	4,902,118

Dividends and distributions to shareholders from:
Net investment income:
Institutional Shares	(141,293)	(8,091,450)	(110,372)	(4,872,836)
Class A Shares	(29,109)	(1,574,741)	(219)	(31,682)
Class C Shares	(24)	(1,501)	(1)	(11)
Net realized capital gains:
Institutional Shares	—	—	—	—
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—

Total dividends and distributions to shareholders	(170,426)	(9,667,692)	(110,592)	(4,904,529)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	386,030,204	832,703,252	555,131,217	1,337,582,442
Class A Shares	27,981,904	130,702,141	268,685	6,835,847
Class C Shares	74,569	258,049	—	—
Cost of shares redeemed
Institutional Shares	(433,453,792)	(1,011,351,134)	(549,844,409)	(1,314,486,749)
Class A Shares	(53,059,726)	(186,214,653)	(72,829)	(13,582,712)
Class C Shares	(90,841)	(301,696)	—	—
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	1,769	38,962	1,334	100,217
Class A Shares	24,607	1,565,027	179	31,366
Class C Shares	17	1,406	—	11

Increase (Decrease) in net assets derived from capital share transactions	(72,491,289)	(232,598,646)	5,484,177	16,480,422

TOTAL INCREASE (DECREASE) IN NET ASSETS	(72,533,250)	(232,598,646)	5,484,921	16,478,011
NET ASSETS:
Beginning of period	614,713,865	847,312,511	489,247,855	472,769,844

End of period	$542,180,615	$614,713,865	$494,732,776	$489,247,855

Accumulated Net Investment Income (Loss)	$(39,401)	$3,573	$816	$816

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	386,030,204	832,703,252	555,131,217	1,337,582,442
Class A Shares	27,981,904	130,702,141	268,685	6,835,847
Class C Shares	74,569	258,049	—	—
Shares redeemed
Institutional Shares	(433,453,792)	(1,011,351,134)	(549,844,409)	(1,314,486,749)
Class A Shares	(53,059,726)	(186,214,653)	(72,829)	(13,582,712)
Class C Shares	(90,841)	(301,696)	—	—
Shares issued in reinvestment of dividends and distributions
Institutional Shares	1,769	38,962	1,334	100,217
Class A Shares	24,607	1,565,027	179	31,366
Class C Shares	17	1,406	—	11

Net Increase (Decrease) in Shares
Institutional Shares	(47,421,819)	(178,608,920)	5,288,142	23,195,910
Class A Shares	(25,053,215)	(53,947,485)	196,035	(6,715,499)
Class C Shares	(16,255)	(42,241)	—	11

Total Net Change in Shares	(72,491,289)	(232,598,646)	5,484,177	16,480,422

Amounts designated as “-” are either 0 (dollars or shares) or round to 0 (dollars or shares).
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Changes in Net Assets

Tax-Exempt		Capital
Money	Tax-Exempt	Opportunities	Capital	International
Market Fund	Money	Fund	Opportunities	Equity Fund	International
Six Months Ended	Market Fund	Six Months Ended	Fund	Six Months Ended	Equity Fund
November 30, 2009	Year Ended	November 30, 2009	Year Ended	November 30, 2009	Year Ended
(Unaudited)	May 31, 2009	(Unaudited)	May 31, 2009	(Unaudited)	May 31, 2009

$55,890	$2,708,318	$(43,489)	$(69,682)	$560,158	$3,965,461
31,882	6,275	5,025,680	(12,997,201)	15,693,214	(81,174,934)
—	—	163,300	(20,137,293)	3,361,847	(111,316,497)

87,772	2,714,593	5,145,491	(33,204,176)	19,615,219	(188,525,970)

(40,630)	(2,696,959)	—	—	(993,314)	(5,817,842)
(393)	(11,348)	—	—	(6,441)	(29,396)
(2)	(11)	—	—	(301)	(1,738)

—	—	—	(4,391,030)	—	(38,373,618)
—	—	—	(60,989)	—	(293,822)
—	—	—	(11,232)	—	(25,293)

(41,025)	(2,708,318)	—	(4,463,251)	(1,000,056)	(44,541,709)

141,064,875	435,305,177	193,760	2,180,238	619,880	10,790,633
2,548,149	1,324,046	216	1,202	286	2,715
—	—	—	—	—	—

(216,614,996)	(450,795,065)	(5,312,059)	(47,231,595)	(37,978,621)	(176,057,412)
(2,441,198)	(6,860,381)	(75,668)	(271,990)	(247,627)	(685,211)
—	—	—	(55,681)	—	(101,219)

53	2,823	—	15,988	82,320	675,919
324	11,128	—	43,799	3,643	180,497
2	11	—	10,454	301	27,031

(75,442,791)	(21,012,261)	(5,193,751)	(45,307,585)	(37,519,818)	(165,167,047)

(75,396,044)	(21,005,986)	(48,260)	(82,975,012)	(18,904,655)	(398,234,726)

227,036,915	248,042,901	29,452,538	112,427,550	144,986,920	543,221,646

$151,640,871	$227,036,915	$29,404,278	$29,452,538	$126,082,265	$144,986,920

$14,865	$—	$(43,489)	$—	$(2,431,117)	$(1,991,219)

141,064,875	435,305,177	28,794	379,104	66,687	1,148,713
2,548,149	1,324,046	34	187	31	248
—	—	—	—	—	—

(216,614,996)	(450,795,065)	(832,764)	(7,136,461)	(4,052,334)	(17,017,766)
(2,441,198)	(6,860,381)	(11,947)	(47,629)	(26,478)	(68,586)
—	—	—	(9,558)	—	(9,844)

53	2,823	—	3,263	9,517	78,971
324	11,128	—	9,319	429	21,664
2	11	—	2,334	36	3,368

(75,550,068)	(15,487,065)	(803,970)	(6,754,094)	(3,976,130)	(15,790,082)
107,275	(5,525,207)	(11,913)	(38,123)	(26,018)	(46,674)
2	11	—	(7,224)	36	(6,476)

(75,442,791)	(21,012,261)	(815,883)	(6,799,441)	(4,002,112)	(15,843,232)

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Changes in Net Assets

	Limited
	Maturity	Limited	Total Return
	Bond Fund	Maturity	Bond Fund	Total Return
	Six Months Ended	Bond Fund	Six Months Ended	Bond Fund
	November 30, 2009	Year Ended	November 30, 2009	Year Ended
	(Unaudited)	May 31, 2009	(Unaudited)	May 31, 2009
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,871,425	$4,030,521	$2,672,189	$5,544,696
Net realized gain from investment transactions	147,658	98,629	553,883	653,984
Change in net unrealized appreciation on investment transactions	3,116,685	1,718,079	5,956,985	2,600,362

Net increase in net assets resulting from operations	5,135,768	5,847,229	9,183,057	8,799,042

Dividends and distributions to shareholders from:
Net investment income:
Institutional Shares	(1,842,852)	(3,920,125)	(2,686,287)	(5,569,586)
Class A Shares	(34,712)	(98,985)	(9,490)	(25,377)
Class C Shares	(4,582)	(13,850)	(2,895)	(5,914)
Net realized capital gains:
Institutional Shares	—	—	—	—
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—

Total dividends and distributions to shareholders	(1,882,146)	(4,032,960)	(2,698,672)	(5,600,877)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	27,982,620	26,863,303	24,240,881	14,132,594
Class A Shares	—	404	582	1,606
Class C Shares	6,128	7,726	—	39,300
Cost of shares redeemed
Institutional Shares	(11,124,144)	(28,824,438)	(13,504,403)	(36,849,889)
Class A Shares	(176,999)	(709,276)	(62,494)	(261,570)
Class C Shares	(17,906)	(183,825)	(470)	(51,742)
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	74,535	199,488	16,141	42,181
Class A Shares	31,909	90,456	4,918	14,569
Class C Shares	3,787	11,470	2,241	4,756

Increase (Decrease) in net assets derived from capital share transactions	16,779,930	(2,544,692)	10,697,396	(22,928,195)

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,033,552	(730,423)	17,181,781	(19,730,030)
NET ASSETS:
Beginning of period	104,347,660	105,078,083	113,846,170	133,576,200

End of period	$124,381,212	$104,347,660	$131,027,951	$113,846,170

Accumulated Net Investment Income (Loss)	$(6,258)	$4,463	$(182,180)	$(155,697)

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	2,637,131	2,607,730	2,382,152	1,471,520
Class A Shares	—	40	57	169
Class C Shares	578	755	—	4,066
Shares redeemed
Institutional Shares	(1,047,086)	(2,818,805)	(1,339,338)	(3,872,206)
Class A Shares	(16,642)	(69,719)	(6,092)	(27,284)
Class C Shares	(1,692)	(17,966)	(47)	(5,396)
Shares issued in reinvestment of dividends and distributions
Institutional Shares	7,002	19,491	1,575	4,431
Class A Shares	3,000	8,844	480	1,530
Class C Shares	356	1,122	218	499

Net Increase (Decrease) in Shares
Institutional Shares	1,597,047	(191,584)	1,044,389	(2,396,255)
Class A Shares	(13,642)	(60,835)	(5,555)	(25,585)
Class C Shares	(758)	(16,089)	171	(831)

Total Net Change in Shares	1,582,647	(268,508)	1,039,005	(2,422,671)

Amounts designated as “-” are either 0 (dollars or shares) or round to 0 (dollars or shares).
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Changes in Net Assets

Maryland		Tax-Exempt		National
Tax-Exempt	Maryland	Limited Maturity	Tax-Exempt	Tax-Exempt	National
Bond Fund	Tax-Exempt	Bond Fund	Limited Maturity	Bond Fund	Tax-Exempt
Six Months Ended	Bond Fund	Six Months Ended	Bond Fund	Six Months Ended	Bond Fund
November 30, 2009	Year Ended	November 30, 2009	Year Ended	November 30, 2009	Year Ended
(Unaudited)	May 31, 2009	(Unaudited)	May 31, 2009	(Unaudited)	May 31, 2009

$1,012,847	$1,904,106	$980,802	$1,805,358	$1,305,823	$2,520,461
46,935	37,745	80,438	285,118	1,055,174	389,401
1,089,500	1,277,383	1,107,459	1,046,948	1,102,222	1,213,194

2,149,282	3,219,234	2,168,699	3,137,424	3,463,219	4,123,056

(1,005,853)	(1,887,211)	(972,708)	(1,786,041)	(1,298,123)	(2,503,764)
(6,969)	(16,316)	(7,896)	(18,504)	(7,635)	(16,149)
(107)	(763)	(198)	(813)	(65)	(548)

—	—	—	—	—	(355,670)
—	—	—	—	—	(2,806)
—	—	—	—	—	(28)

(1,012,929)	(1,904,290)	(980,802)	(1,805,358)	(1,305,823)	(2,878,965)

16,263,671	21,884,172	30,463,563	26,843,685	11,579,139	16,402,476
346	787	4,850	92,421	96	287
—	1,042	—	—	131	4,731

(8,467,787)	(8,082,791)	(7,756,518)	(14,554,203)	(11,174,808)	(10,021,861)
—	(15,893)	(21,140)	(59,459)	(267)	(25,649)
(1,013)	(106,913)	—	(79,452)	—	(106,751)

34,677	90,789	4,945	12,098	6,230	13,498
5,139	11,846	6,360	14,573	2,833	7,262
107	671	46	354	65	494

7,835,140	13,783,710	22,702,106	12,270,017	413,419	6,274,487

8,971,493	15,098,654	23,890,003	13,602,083	2,570,815	7,518,578

68,081,351	52,982,697	76,524,424	62,922,341	90,166,274	82,647,696

$77,052,844	$68,081,351	$100,414,427	$76,524,424	$92,737,089	$90,166,274

$(292)	$(210)	$—	$—	$—	$—

1,467,257	2,017,525	2,956,504	2,640,301	1,185,483	1,721,064
31	73	469	9,016	10	30
—	93	—	—	—	511

(763,902)	(748,343)	(752,367)	(1,433,212)	(1,138,047)	(1,052,653)
—	(1,481)	(2,047)	(5,897)	(28)	(2,694)
(95)	(9,899)	—	(7,874)	—	(11,202)

3,120	8,419	479	1,194	637	1,423
463	1,099	616	1,438	289	764
9	62	4	35	7	53

706,475	1,277,601	2,204,616	1,208,283	48,073	669,834
494	(309)	(962)	4,557	271	(1,900)
(86)	(9,744)	4	(7,839)	7	(10,638)

706,883	1,267,548	2,203,658	1,205,001	48,351	657,296

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

				Net		Change in											Ratio of
				Realized		Net Asset						Net	Ratio of		Ratio of Net		Expenses to
	Net Asset			and Unrealized		Value	Dividends					Assets at	Expenses to		Investment		Average Net
	Value,	Net		Gain		Resulting	from Net		Net Asset			End of	Average Net		Income to		Assets
	Beginning	Investment		(Loss) on		from	Investment	Total	Value, End	Total		Period	Assets After		Average		Before
	of Period	Income		Investments		Operations	Income	Dividends	of Period	Return		(000’s)	Waiver(a)		Net Assets		Waiver(a)(b)
Prime Money Market Fund
Institutional Class Shares
Period ended 11/30/09*	$1.00	$—	(c)	$—	(c)	$— (c)	$— (c)	$— (c)	$1.00	0.03	%(d)	$437,889	0.33	%(e)(f)(g)	0.05	%(g)	0.50	%(e)(f)(g)
Year ended 05/31/09	1.00	0.01		—	(c)	0.01	(0.01)	(0.01)	1.00	1.44%		485,344	0.43	%(e)(f)	1.47%		0.47	%(e)(f)
Year ended 05/31/08	1.00	0.04		—	(c)	0.04	(0.04)	(0.04)	1.00	4.16%		663,953	0.40	%(f)	4.11%		0.43	%(f)
Year ended 05/31/07	1.00	0.05		—		0.05	(0.05)	(0.05)	1.00	4.98%		856,336	0.40	%(f)	4.86%		0.43	%(f)
Year ended 05/31/06	1.00	0.04		—		0.04	(0.04)	(0.04)	1.00	3.69%		769,106	0.40%		3.66%		0.44%
Year ended 05/31/05	1.00	0.02		—		0.02	(0.02)	(0.02)	1.00	1.64%		711,485	0.40%		1.64%		0.44%
Class A Shares
Period ended 11/30/09*	1.00	—	(c)	—	(c)	— (c)	— (c)	— (c)	1.00	0.02	%(d)	104,187	0.34	%(e)(f)(g)	0.04	%(g)	0.75	%(e)(f)(g)
Year ended 05/31/09	1.00	0.01		—	(c)	0.01	(0.01)	(0.01)	1.00	1.03%		129,248	0.84	%(e)(f)	1.06%		0.89	%(e)(f)
Year ended 05/31/08	1.00	0.04		—	(c)	0.04	(0.04)	(0.04)	1.00	3.64%		183,196	0.90	%(f)	3.61%		0.93	%(f)
Year ended 05/31/07	1.00	0.04		—		0.04	(0.04)	(0.04)	1.00	4.46%		168,544	0.90	%(f)	4.38%		0.93	%(f)
Year ended 05/31/06	1.00	0.03		—		0.03	(0.03)	(0.03)	1.00	3.18%		127,843	0.90%		3.19%		0.94%
Year ended 05/31/05	1.00	0.01		—		0.01	(0.01)	(0.01)	1.00	1.14%		86,699	0.90%		1.13%		0.94%
Class C Shares
Period ended 11/30/09*	1.00	—	(c)	—	(c)	— (c)	— (c)	— (c)	1.00	0.03	%(d)	104	0.34	%(e)(f)(g)	0.04	%(g)	0.75	%(e)(f)(g)
Year ended 05/31/09	1.00	0.01		—	(c)	0.01	(0.01)	(0.01)	1.00	1.03%		121	0.85	%(e)(f)	1.05%		1.25	%(e)(f)
Year ended 05/31/08	1.00	0.04		—	(c)	0.04	(0.04)	(0.04)	1.00	3.64%		163	0.90	%(f)	3.61%		1.43	%(f)
Year ended 05/31/07	1.00	0.04		—		0.04	(0.04)	(0.04)	1.00	4.46%		278	0.90	%(f)	4.36%		1.43	%(f)
Year ended 05/31/06	1.00	0.03		—		0.03	(0.03)	(0.03)	1.00	3.18%		669	0.90%		3.08%		1.44%
Year ended 05/31/05	1.00	0.01		—		0.01	(0.01)	(0.01)	1.00	1.14%		1,321	0.90%		1.27%		1.44%

*	Unaudited

(a)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)	Amount rounds to less than $0.005 or $(0.005).

(d)	Not Annualized.

(e)	The annualized effect of participating in the Money Market Government Insurance Program expense for the period ended 11/30/09 and the year ended 05/31/09 was 0.03%.

(f)	The effect of any custody credit on the ratio is less than 0.01%.

(g)	Annualized.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

				Net		Change in											Ratio of
				Realized		Net Asset						Net	Ratio of		Ratio of Net		Expenses to
	Net Asset			and Unrealized		Value	Dividends					Assets at	Expenses to		Investment		Average Net
	Value,	Net		Gain		Resulting	from Net		Net Asset			End of	Average Net		Income to		Assets
	Beginning	Investment		(Loss) on		from	Investment	Total	Value, End	Total		Period	Assets After		Average		Before
	of Period	Income		Investments		Operations	Income	Dividends	of Period	Return		(000’s)	Waiver(a)		Net Assets		Waiver(a)(b)
Government Money Market Fund
Institutional Class Shares
Period ended 11/30/09*	$1.00	$—	(d)	$—	(d)	$— (d)	$— (d)	$— (d)	$1.00	0.02	%(e)	$493,744	0.24	%(f)(g)(h)	0.05	%(h)	0.48	%(f)(g)(h)
Year ended 05/31/09 (c)	1.00	0.01		—	(d)	0.01	(0.01)	(0.01)	1.00	1.12%		488,455	0.42	%(f)(g)	1.07%		0.47	%(f)(g)
Year ended 05/31/08	1.00	0.04		—	(d)	0.04	(0.04)	(0.04)	1.00	3.85%		465,262	0.40	%(g)	3.80%		0.44	%(g)
Year ended 05/31/07	1.00	0.05		—		0.05	(0.05)	(0.05)	1.00	4.92%		489,517	0.40	%(g)	4.82%		0.43	%(g)
Year ended 05/31/06	1.00	0.04		—		0.04	(0.04)	(0.04)	1.00	3.63%		387,391	0.40%		3.56%		0.45%
Year ended 05/31/05	1.00	0.02		—		0.02	(0.02)	(0.02)	1.00	1.61%		383,751	0.40%		1.61%		0.44%
Class A Shares
Period ended 11/30/09*	1.00	—	(d)	—	(d)	— (d)	— (d)	— (d)	1.00	0.02	%(e)	988	0.24	%(f)(g)(h)	0.05	%(h)	0.73	%(f)(g)(h)
Year ended 05/31/09 (c)	1.00	0.01		—	(d)	0.01	(0.01)	(0.01)	1.00	0.73%		791	0.86	%(f)(g)	0.63%		0.93	%(f)(g)
Year ended 05/31/08	1.00	0.03		—	(d)	0.03	(0.03)	(0.03)	1.00	3.33%		7,507	0.90	%(g)	3.30%		0.94	%(g)
Year ended 05/31/07	1.00	0.04		—		0.04	(0.04)	(0.04)	1.00	4.40%		1,242	0.90	%(g)	4.32%		0.93	%(g)
Year ended 05/31/06	1.00	0.03		—		0.03	(0.03)	(0.03)	1.00	3.11%		1,057	0.90%		2.97%		0.95%
Year ended 05/31/05	1.00	0.01		—		0.01	(0.01)	(0.01)	1.00	1.11%		1,550	0.90%		0.98%		0.94%
Class C Shares
Period ended 11/30/09*	1.00	—	(d)	—	(d)	— (d)	— (d)	— (d)	1.00	0.08	%(e)	1	0.24	%(f)(g)(h)	0.05	%(h)	0.80	%(f)(g)(h)
Year ended 05/31/09 (c)	1.00	0.01		—	(d)	0.01	(0.01)	(0.01)	1.00	0.93%		1	0.72	%(f)(g)	0.77%		1.20	%(f)(g)
Year ended 05/31/08	1.00	0.04		—	(d)	0.04	(0.04)	(0.04)	1.00	3.55%		1	0.90	%(g)	3.30%		1.12	%(g)
Year ended 05/31/07	1.00	0.04		—		0.04	(0.04)	(0.04)	1.00	4.38%		1	0.90	%(g)	4.28%		1.33	%(g)
Year ended 05/31/06	1.00	0.03		—		0.03	(0.03)	(0.03)	1.00	3.17%		3	0.84%		3.13%		1.31%
Year ended 05/31/05	1.00	0.01		—		0.01	(0.01)	(0.01)	1.00	1.14%		3	0.86%		1.14%		1.34%

*	Unaudited

(a)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)	Net investment income per share is based on average shares outstanding for the year.

(d)	Amount rounds to less than $0.005 or $(0.005).

(e)	Not Annualized.

(f)	The annualized effect of participating in the Money Market Government Insurance Program on expenses for the period ended 11/30/09 and the year ended 05/31/09 was 0.02%.

(g)	The effect of any custody credit on the ratio is less than 0.01%.

(h)	Annualized.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

				Net		Change in											Ratio of
				Realized		Net Asset						Net	Ratio of		Ratio of Net		Expenses to
	Net Asset			and Unrealized		Value	Dividends					Assets at	Expenses to		Investment		Average Net
	Value,	Net		Gain		Resulting	from Net		Net Asset			End of	Average Net		Income to		Assets
	Beginning	Investment		(Loss) on		from	Investment	Total	Value, End	Total		Period	Assets After		Average		Before
	of Period	Income		Investments		Operations	Income	Dividends	of Period	Return		(000’s)	Waiver(a)		Net Assets		Waiver(a)(b)
Tax-Exempt Money Market Fund
Institutional Class Shares
Period ended 11/30/09*	$1.00	$—	(d)	$—	(d)	$— (d)	$— (d)	$— (d)	$1.00	0.03	%(e)	$150,659	0.35	%(f)(g)(h)	0.07	%(h)	0.58	%(f)(g)(h)
Year ended 05/31/09(c)	1.00	0.01		—	(d)	0.01	(0.01)	(0.01)	1.00	0.95%		226,163	0.43	%(f)(g)	0.91%		0.49	%(f)(g)
Year ended 05/31/08	1.00	0.03		—	(d)	0.03	(0.03)	(0.03)	1.00	2.74%		241,646	0.40	%(g)	2.67%		0.47	%(g)
Year ended 05/31/07	1.00	0.03		—		0.03	(0.03)	(0.03)	1.00	3.19%		240,138	0.40	%(g)	3.18%		0.44	%(g)
Year ended 05/31/06	1.00	0.02		—		0.02	(0.02)	(0.02)	1.00	2.46%		213,923	0.40%		2.38%		0.46%
Year ended 05/31/05	1.00	0.01		—		0.01	(0.01)	(0.01)	1.00	1.25%		210,168	0.40%		1.21%		0.46%
Class A Shares
Period ended 11/30/09*	1.00	—	(d)	—	(d)	— (d)	— (d)	— (d)	1.00	0.02	%(e)	980	0.35	%(f)(g)(h)	0.07	%(h)	0.83	%(f)(g)(h)
Year ended 05/31/09(c)	1.00	0.01		—	(d)	0.01	(0.01)	(0.01)	1.00	0.59%		873	0.83	%(f)(g)	0.51%		0.94	%(f)(g)
Year ended 05/31/08	1.00	0.02		—	(d)	0.02	(0.02)	(0.02)	1.00	2.23%		6,395	0.90	%(g)	2.17%		0.97	%(g)
Year ended 05/31/07	1.00	0.03		—		0.03	(0.03)	(0.03)	1.00	2.67%		4,296	0.90	%(g)	2.67%		0.94	%(g)
Year ended 05/31/06	1.00	0.02		—		0.02	(0.02)	(0.02)	1.00	1.95%		4,771	0.90%		1.90%		0.97%
Year ended 05/31/05	1.00	0.01		—		0.01	(0.01)	(0.01)	1.00	0.74%		12,305	0.90%		0.75%		0.96%
Class C Shares
Period ended 11/30/09*	1.00	—	(d)	—	(d)	— (d)	— (d)	— (d)	1.00	0.12	%(e)	2	0.36	%(f)(g)(h)	0.06	%(h)	0.81	%(f)(g)(h)
Year ended 05/31/09(c)	1.00	0.01		—	(d)	0.01	(0.01)	(0.01)	1.00	0.66%		2	0.75	%(f)(g)	0.59%		1.11	%(f)(g)
Year ended 05/31/08	1.00	0.02		—	(d)	0.02	(0.02)	(0.02)	1.00	2.30%		2	0.90	%(g)	2.17%		1.08	%(g)
Year ended 05/31/07	1.00	0.03		—		0.03	(0.03)	(0.03)	1.00	2.76%		2	0.88	%(g)	2.75%		1.32	%(g)
Year ended 05/31/06	1.00	0.02		—		0.02	(0.02)	(0.02)	1.00	1.96%		2	0.90%		1.89%		1.35%
Year ended 05/31/05	1.00	0.01		—		0.01	(0.01)	(0.01)	1.00	0.78%		2	0.90%		0.85%		1.42%

*	Unaudited

(a)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%

(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)	Net investment income per share is based on average shares outstanding for the year.

(d)	Amount rounds to less than $0.005 or $(0.005).

(e)	Not Annualized.

(f)	The annualized effect of participating in the Money Market Government Insurance Program on expenses for the period ended 11/30/09 and the year ended 05/31/09 was 0.04% and 0.03%, respectively.

(g)	The effect of any custody credit on the ratio is less than 0.01%.

(h)	Annualized.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net Realized		Change in						Net	Ratio of				Ratio of
			and		Net Asset	Distributions					Assets	Expenses		Ratio of Net		Expenses to
	Net Asset		Unrealized		Value	from Net		Net Asset			at	to Average		Investment		Average
	Value,	Net	Gain		Resulting	Realized		Value,			End of	Net Assets		Loss to		Net Assets		Portfolio
	Beginning	Investment	(Loss) on		from	Gain on	Total	End of	Total		Period	After		Average		Before		Turnover
	of Period	Loss	Investments		Operations	Investments	Distributions	Period	Return(a)		(000’s)	Waiver(b)		Net Assets		Waiver(b)(c)		Rate(d)
Capital Opportunities Fund
Institutional Class Shares
Period ended 11/30/09*	$5.67	$(0.01)	$1.05	(e)	$1.04	$—	$—	$6.71	18.34	%(g)	$28,850	1.28	%(h)(i)	(0.27	)%(i)	2.16	%(h)(i)	119.85	%(g)
Year ended 05/31/09	9.37	(0.01)	(3.04	)(f)	(3.05)	(0.65)	(0.65)	5.67	(31.51)%		28,919	1.28	%(h)	(0.12)%		1.82	%(h)	59.82%
Year ended 05/31/08	12.44	(0.03)	(1.40)		(1.43)	(1.64)	(1.64)	9.37	(12.43)%		111,127	1.28	%(h)	(0.20)%		1.56	%(h)	64.33%
Year ended 05/31/07	11.49	(0.03)	1.62		1.59	(0.64)	(0.64)	12.44	14.33%		224,503	1.28	%(h)	(0.24)%		1.54	%(h)	45.70%
Year ended 05/31/06	10.30	(0.04)	1.85		1.81	(0.62)	(0.62)	11.49	17.88%		231,002	1.27%		(0.33)%		1.51%		52.91%
Year ended 05/31/05	9.45	(0.04)	0.89		0.85	—	—	10.30	8.99%		190,026	1.28%		(0.39)%		1.54%		56.09%
Class A Shares
Period ended 11/30/09*	5.42	(0.03)	1.01	(e)	0.98	—	—	6.40	18.08	%(g)	461	1.78	%(h)(i)	(0.77	)%(i)	2.66	%(h)(i)	119.85	%(g)
Year ended 05/31/09	9.05	(0.05)	(2.93	)(f)	(2.98)	(0.65)	(0.65)	5.42	(31.88)%		455	1.78	%(h)	(0.62)%		2.32	%(h)	59.82%
Year ended 05/31/08	12.13	(0.08)	(1.36)		(1.44)	(1.64)	(1.64)	9.05	(12.87)%		1,105	1.78	%(h)	(0.70)%		2.06	%(h)	64.33%
Year ended 05/31/07	11.27	(0.09)	1.59		1.50	(0.64)	(0.64)	12.13	13.80%		1,946	1.78	%(h)	(0.74)%		2.04	%(h)	45.70%
Year ended 05/31/06	10.16	(0.08)	1.81		1.73	(0.62)	(0.62)	11.27	17.32%		1,950	1.77%		(0.83)%		2.01%		52.91%
Year ended 05/31/05	9.37	(0.04)	0.83		0.79	—	—	10.16	8.43%		1,368	1.78%		(0.95)%		2.03%		56.09%
Class C Shares
Period ended 11/30/09*	5.16	(0.04)	0.96	(e)	0.92	—	—	6.08	17.83	%(g)	92	2.28	%(h)(i)	(1.27	)%(i)	3.16	%(h)(i)	119.85	%(g)
Year ended 05/31/09	8.71	(0.08)	(2.82	)(f)	(2.90)	(0.65)	(0.65)	5.16	(32.22)%		78	2.28	%(h)	(1.12)%		2.82	%(h)	59.82%
Year ended 05/31/08	11.80	(0.13)	(1.32)		(1.45)	(1.64)	(1.64)	8.71	(13.35)%		196	2.28	%(h)	(1.20)%		2.56	%(h)	64.33%
Year ended 05/31/07	11.03	(0.25)	1.66		1.41	(0.64)	(0.64)	11.80	13.27%		272	2.28	%(h)	(1.21)%		2.54	%(h)	45.70%
Year ended 05/31/06	10.01	(0.14)	1.78		1.64	(0.62)	(0.62)	11.03	16.67%		815	2.27%		(1.33)%		2.51%		52.91%
Year ended 05/31/05	9.28	(0.11)	0.84		0.73	—	—	10.01	7.87%		659	2.28%		(1.38)%		2.54%		56.09%

*	Unaudited

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Includes payment by affiliates of $0.03 per class based on average shares.

(f)	The effect of the receivable for securities lending collateral shortfall for the year ended 05/31/09 was $0.05 per class based on average shares.

(g)	Not Annualized.

(h)	The effect of any custody credit on the ratio is less than 0.01%.

(i)	Annualized.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net Realized		Change in							Net	Ratio of		Ratio of		Ratio of
			and		Net Asset		Distributions	Total				Assets	Expenses		Net		Expenses to
	Net Asset		Unrealized		Value	Dividends	from Net	Dividends	Net Asset			at	to Average		Investment		Average
	Value,	Net	Gain		Resulting	from Net	Realized	and	Value,			End of	Net Assets		Income		Net Assets		Portfolio
	Beginning	Investment	(Loss) on		from	Investment	Gain on	Distri-	End of	Total		Period	After		Average		Before		Turnover
	of Period	Income	Investments		Operations	Income	Investments	butions	Period	Return(a)		(000’s)	Waiver(b)		Net Assets		Waiver(b)(c)		Rate(d)
International Equity Fund
Institutional Class Shares
Period ended 11/30/09(e)*	$8.77	$0.04	$1.31	(f)	$1.35	$(0.06)	$—	$(0.06)	$10.06	15.57	%(h)	$124,762	1.28	%(i)(j)	0.83	%(i)	2.13	%(i)(j)	67.31	%(h)
Year ended 05/31/09(e)	16.78	0.16	(6.07	)(g)	(5.91)	(0.24)	(1.86)	(2.10)	8.77	(34.60)%		143,612	1.28	%(i)	1.46%		1.72	%(i)	121.20%
Year ended 05/31/08(e)	19.18	0.37	(0.35)		0.02	(0.12)	(2.30)	(2.42)	16.78	(0.21)%		539,708	1.28	%(i)	2.11%		1.49	%(i)	48.77%
Year ended 05/31/07	16.36	0.29	3.66		3.95	(0.07)	(1.06)	(1.13)	19.18	24.94%		825,712	1.27	%(i)	1.64%		1.54	%(i)	45.91%
Year ended 05/31/06	14.07	0.27	2.65		2.92	(0.11)	(0.52)	(0.63)	16.36	21.27%		711,621	1.27%		1.79%		1.52%		56.48%
Year ended 05/31/05	12.43	0.17	1.57		1.74	(0.10)	—	(0.10)	14.07	13.96%		485,899	1.27%		0.75%		1.59%		44.61%
Class A Shares
Period ended 11/30/09(e)*	8.61	0.02	1.29	(f)	1.31	(0.04)	—	(0.04)	9.88	15.35	%(h)	1,198	1.78	%(i)(j)	0.33	%(i)	2.63	%(i)(j)	67.31	%(h)
Year ended 05/31/09(e)	16.51	0.10	(5.97	)(g)	(5.87)	(0.17)	(1.86)	(2.03)	8.61	(34.89)%		1,268	1.78	%(i)	0.96%		2.22	%(i)	121.20%
Year ended 05/31/08(e)	18.95	0.28	(0.35)		(0.07)	(0.07)	(2.30)	(2.37)	16.51	(0.72)%		3,203	1.78	%(i)	1.61%		1.99	%(i)	48.77%
Year ended 05/31/07	16.21	0.20	3.62		3.82	(0.02)	(1.06)	(1.08)	18.95	24.28%		4,867	1.77	%(i)	1.10%		2.04	%(i)	45.91%
Year ended 05/31/06	13.98	0.16	2.67		2.83	(0.08)	(0.52)	(0.60)	16.21	20.62%		4,071	1.77%		1.57%		2.02%		56.48%
Year ended 05/31/05	12.38	0.11	1.54		1.65	(0.05)	—	(0.05)	13.98	13.35%		2,007	1.77%		1.00%		2.09%		44.61%
Class C Shares
Period ended 11/30/09(e)*	8.39	(0.01)	1.26	(f)	1.25	(0.02)	—	(0.02)	9.62	14.99	%(h)	123	2.28	%(i)(j)	(0.17	)%(i)	3.13	%(i)(j)	67.31	%(h)
Year ended 05/31/09(e)	16.17	0.05	(5.87	)(g)	(5.82)	(0.10)	(1.86)	(1.96)	8.39	(35.25)%		107	2.28	%(i)	0.46%		2.72	%(i)	121.20%
Year ended 05/31/08(e)	18.67	0.19	(0.34)		(0.15)	(0.05)	(2.30)	(2.35)	16.17	(1.19)%		311	2.28	%(i)	1.11%		2.49	%(i)	48.77%
Year ended 05/31/07	16.04	0.21	3.48		3.69	—	(1.06)	(1.06)	18.67	23.67%		401	2.28	%(i)	0.58%		2.53	%(i)	45.91%
Year ended 05/31/06	13.87	0.11	2.62		2.73	(0.04)	(0.52)	(0.56)	16.04	20.09%		1,100	2.25%		0.74%		2.50%		56.48%
Year ended 05/31/05	12.28	0.05	1.55		1.60	(0.01)	—	(0.01)	13.87	12.92%		655	2.27%		0.32%		2.59%		44.61%

*	Unaudited

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Net investment income per share is based on average shares outstanding for the period.

(f)	Includes payment by affiliates of $0.02 per class based on average shares.

(g)	The effect of the receivable for securities lending collateral shortfall for the year ended 05/31/09 is $0.01 per class based on average shares.

(h)	Not Annualized.

(i)	The effect of any custody credit on the ratio is 0.21% for the period ended 11/30/09 and 0.10%, 0.04% and 0.02% for years ended 5/31/09, 5/31/08 and 05/31/07, respectively.

(j)	Annualized.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net
			Realized	Change in						Net	Ratio of		Ratio of Net		Ratio of
			and	Net Asset						Assets	Expenses		Investment		Expenses to
	Net Asset		Unrealized	Value	Dividends		Net Asset			at	to Average		Income		Average
	Value,	Net	Gain	Resulting	from Net		Value,			End of	Net Assets		to		Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Total	End of	Total		Period	After		Average		Before		Turnover
	of Period	Income	Investments	Operations	Income	Dividends	Period	Return(a)		(000’s)	Waiver(b)		Net Assets		Waiver(b)(c)		Rate(d)
Limited Maturity Bond Fund
Institutional Class Shares
Period ended 11/30/09*	$10.48	$0.18	$0.30 (e)	$0.48	$(0.18)	$(0.18)	$10.78	4.57	%(g)	$121,560	0.53	%(h)(i)	3.27	%(i)	0.72	%(h)(i)	21.60	%(g)
Year ended 05/31/09	10.28	0.43	0.20 (f)	0.63	(0.43)	(0.43)	10.48	6.26%		101,454	0.53	%(h)	4.14%		0.73	%(h)	71.49%
Year ended 05/31/08	10.12	0.46	0.16	0.62	(0.46)	(0.46)	10.28	6.18%		101,450	0.53	%(h)	4.44%		0.65	%(h)	65.23%
Year ended 05/31/07	10.04	0.42	0.08	0.50	(0.42)	(0.42)	10.12	5.08%		121,216	0.53	%(h)	4.17%		0.61	%(h)	83.84%
Year ended 05/31/06	10.27	0.36	(0.23)	0.13	(0.36)	(0.36)	10.04	1.27%		125,605	0.52%		3.51%		0.60%		39.89%
Year ended 05/31/05	10.31	0.32	(0.04)	0.28	(0.32)	(0.32)	10.27	2.74%		165,102	0.52%		3.09%		0.58%		63.24%
Class A Shares
Period ended 11/30/09*	10.48	0.15	0.29 (e)	0.44	(0.15)	(0.15)	10.77	4.22	%(g)	2,423	1.03	%(h)(i)	2.77	%(i)	1.22	%(h)(i)	21.60	%(g)
Year ended 05/31/09	10.27	0.37	0.21 (f)	0.58	(0.37)	(0.37)	10.48	5.84%		2,499	1.03	%(h)	3.64%		1.23	%(h)	71.49%
Year ended 05/31/08	10.12	0.40	0.15	0.55	(0.40)	(0.40)	10.27	5.54%		3,076	1.03	%(h)	3.94%		1.15	%(h)	65.23%
Year ended 05/31/07	10.04	0.37	0.08	0.45	(0.37)	(0.37)	10.12	4.55%		3,588	1.03	%(h)	3.67%		1.11	%(h)	83.84%
Year ended 05/31/06	10.26	0.31	(0.22)	0.09	(0.31)	(0.31)	10.04	0.86%		3,800	1.02%		3.06%		1.10%		39.89%
Year ended 05/31/05	10.31	0.27	(0.05)	0.22	(0.27)	(0.27)	10.26	2.13%		2,681	1.03%		2.59%		1.08%		63.24%
Class C Shares
Period ended 11/30/09*	10.47	0.12	0.30 (e)	0.42	(0.12)	(0.12)	10.77	4.06	%(g)	398	1.53	%(h)(i)	2.27	%(i)	1.72	%(h)(i)	21.60	%(g)
Year ended 05/31/09	10.27	0.32	0.20 (f)	0.52	(0.32)	(0.32)	10.47	5.21%		395	1.53	%(h)	3.14%		1.73	%(h)	71.49%
Year ended 05/31/08	10.11	0.35	0.16	0.51	(0.35)	(0.35)	10.27	5.13%		552	1.53	%(h)	3.44%		1.65	%(h)	65.23%
Year ended 05/31/07	10.03	0.32	0.08	0.40	(0.32)	(0.32)	10.11	4.03%		599	1.53	%(h)	3.16%		1.61	%(h)	83.84%
Year ended 05/31/06	10.26	0.26	(0.23)	0.03	(0.26)	(0.26)	10.03	0.26%		930	1.52%		2.52%		1.60%		39.89%
Year ended 05/31/05	10.31	0.22	(0.05)	0.17	(0.22)	(0.22)	10.26	1.62%		1,103	1.53%		2.10%		1.58%		63.24%

*	Unaudited

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Includes payment of affiliates of $0.03 per class based on average shares.

(f)	The effect of the receivable for securities lending collateral shortfall for the year ended 05/31/09 is $0.01 per class based on average shares.

(g)	Not Annualized.

(h)	The effect of any custody credit on the ratio is less than 0.01%.

(i)	Annualized.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net
			Realized	Change in							Net	Ratio of		Ratio of Net		Ratio of
			and	Net Asset		Distributions					Assets	Expenses		Investment		Expenses to
	Net Asset		Unrealized	Value	Dividends	from Net	Total	Net Asset			at	to Average		Income		Average
	Value,	Net	Gain	Resulting	from Net	Realized	Dividends	Value,			End of	Net Assets		to		Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Gain on	and	End of	Total		Period	After		Average		Before		Turnover
	of Period	Income	Investments	Operations	Income	Investments	Distributions	Period	Return(a)		(000’s)	Waiver(b)		Net Assets		Waiver(b)(c)		Rate(d)
Total Return Bond Fund
Institutional Class Shares
Period ended 11/30/09*	$9.91	$0.23	$0.55 (e)	$0.78	$(0.23)	$—	$(0.23)	$10.46	7.91	%(g)	$130,405	0.53	%(h)(i)	4.39	%(i)	0.69	%(h)(i)	23.50	%(g)
Year ended 05/31/09	9.61	0.45	0.31 (f)	0.76	(0.46)	—	(0.46)	9.91	8.24%		113,202	0.53	%(h)	4.80%		0.68	%(h)	106.18%
Year ended 05/31/08	9.57	0.47	0.05	0.52	(0.48)	—	(0.48)	9.61	5.48%		132,698	0.53	%(h)	4.89%		0.63	%(h)	54.02%
Year ended 05/30/07	9.45	0.45	0.13	0.58	(0.46)	—	(0.46)	9.57	6.22%		147,511	0.53	%(h)	4.72%		0.59	%(h)	66.38%
Year ended 05/31/06	9.92	0.41	(0.44)	(0.03)	(0.43)	(0.01)	(0.44)	9.45	(0.29)%		147,966	0.53%		4.27%		0.60%		55.59%
Year ended 05/31/05	9.74	0.39	0.27	0.66	(0.42)	(0.06)	(0.48)	9.92	6.87%		136,288	0.52%		3.97%		0.59%		68.56%
Class A Shares
Period ended 11/30/09*	9.92	0.19	0.56 (e)	0.75	(0.20)	—	(0.20)	10.47	7.64	%(g)	451	1.03	%(h)(i)	3.89	%(i)	1.19	%(h)(i)	23.50	%(g)
Year ended 05/31/09	9.61	0.41	0.32 (f)	0.73	(0.42)	—	(0.42)	9.92	7.81%		482	1.03	%(h)	4.30%		1.18	%(h)	106.18%
Year ended 05/31/08	9.57	0.42	0.05	0.47	(0.43)	—	(0.43)	9.61	4.95%		713	1.03	%(h)	4.39%		1.13	%(h)	54.02%
Year ended 05/30/07	9.45	0.40	0.13	0.53	(0.41)	—	(0.41)	9.57	5.68%		886	1.03	%(h)	4.22%		1.09	%(h)	66.38%
Year ended 05/31/06	9.92	0.37	(0.45)	(0.08)	(0.38)	(0.01)	(0.39)	9.45	(0.79)%		1,091	1.03%		3.79%		1.10%		55.59%
Year ended 05/31/05	9.74	0.34	0.27	0.61	(0.37)	(0.06)	(0.43)	9.92	6.34%		768	1.02%		3.45%		1.09%		68.56%
Class C Shares
Period ended 11/30/09*	9.91	0.18	0.55 (e)	0.73	(0.18)	—	(0.18)	10.46	7.38	%(g)	173	1.53	%(h)(i)	3.39	%(i)	1.69	%(h)(i)	23.50	%(g)
Year ended 05/31/09	9.61	0.36	0.31 (f)	0.67	(0.37)	—	(0.37)	9.91	7.18%		162	1.53	%(h)	3.80%		1.68	%(h)	106.18%
Year ended 05/31/08	9.57	0.37	0.05	0.42	(0.38)	—	(0.38)	9.61	4.43%		165	1.53	%(h)	3.89%		1.63	%(h)	54.02%
Year ended 05/31/07	9.44	0.33	0.16	0.49	(0.36)	—	(0.36)	9.57	5.26%		201	1.53	%(h)	3.71%		1.60	%(h)	66.38%
Year ended 05/31/06	9.92	0.31	(0.45)	(0.14)	(0.33)	(0.01)	(0.34)	9.44	(1.38)%		549	1.53%		3.23%		1.60%		55.59%
Year ended 05/31/05	9.74	0.29	0.27	0.56	(0.32)	(0.06)	(0.38)	9.92	5.81%		595	1.53%		2.98%		1.59%		68.56%

*	Unaudited

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole with out distinguishing between the classes of shares issued.

(e)	Includes payment by affiliates of $0.01 per class based on average shares.

(f)	The effect of the receivable for securities lending collateral shortfall for the year ended 05/31/09 was $0.01 per class based on average shares.

(g)	Not Annualized.

(h)	The effect of any custody credit on the ratio is less than 0.01%.

(i)	Annualized.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net
			Realized	Change in						Net	Ratio of		Ratio of Net		Ratio of
			and	Net Asset						Assets	Expenses		Investment		Expenses to
	Net Asset		Unrealized	Value	Dividends		Net Asset			at	to Average		Income		Average
	Value,	Net	Gain	Resulting	from Net		Value,			End of	Net Assets		to		Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Total	End of	Total		Period	After		Average		Before		Turnover
	of Period	Income	Investments	Operations	Income	Dividends	Period	Return(a)		(000’s)	Waiver(b)		Net Assets		Waiver(b)(c)		Rate(d)
Maryland Tax-Exempt Bond Fund
Institutional Class Shares
Period ended 11/30/09*	$11.05	$0.15	$0.17	$0.32	$(0.15)	$(0.15)	$11.22	2.94	%(f)	$76,413	0.53	%(g)(h)	2.75	%(h)	0.88	%(g)(h)	27.41	%(f)
Year ended 05/31/09(e)	10.82	0.35	0.23	0.58	(0.35)	(0.35)	11.05	5.46%		67,455	0.53	%(g)	3.21%		0.93	%(g)	29.15%
Year ended 05/31/08	10.78	0.39	0.04	0.43	(0.39)	(0.39)	10.82	4.08%		52,261	0.53	%(g)	3.62%		0.96	%(g)	38.95%
Year ended 05/31/07	10.77	0.40	0.01	0.41	(0.40)	(0.40)	10.78	3.83%		48,742	0.53	%(g)	3.68%		0.85	%(g)	8.95%
Year ended 05/31/06	11.04	0.39	(0.27)	0.12	(0.39)	(0.39)	10.77	1.12%		51,328	0.53%		3.59%		0.82%		25.31%
Year ended 05/31/05	11.03	0.37	0.01	0.38	(0.37)	(0.37)	11.04	3.46%		56,663	0.52%		3.31%		0.81%		21.94%
Class A Shares
Period ended 11/30/09*	11.05	0.12	0.16	0.28	(0.12)	(0.12)	11.21	2.59	%(f)	629	1.03	%(g)(h)	2.25	%(h)	1.38	%(g)(h)	27.41	%(f)
Year ended 05/31/09(e)	10.82	0.29	0.23	0.52	(0.29)	(0.29)	11.05	4.94%		614	1.03	%(g)	2.71%		1.43	%(g)	29.15%
Year ended 05/31/08	10.78	0.34	0.04	0.38	(0.34)	(0.34)	10.82	3.56%		604	1.03	%(g)	3.12%		1.46	%(g)	38.95%
Year ended 05/31/07	10.77	0.34	0.01	0.35	(0.34)	(0.34)	10.78	3.32%		928	1.03	%(g)	3.18%		1.35	%(g)	8.95%
Year ended 05/31/06	11.04	0.34	(0.27)	0.07	(0.34)	(0.34)	10.77	0.62%		1,001	1.03%		3.11%		1.32%		25.31%
Year ended 05/31/05	11.03	0.31	0.01	0.32	(0.31)	(0.31)	11.04	2.94%		852	1.02%		2.81%		1.31%		21.94%
Class C Shares
Period ended 11/30/09*	11.05	0.10	0.17	0.27	(0.10)	(0.10)	11.22	2.43	%(f)	12	1.53	%(g)(h)	1.75	%(h)	1.88	%(g)(h)	27.41	%(f)
Year ended 05/31/09(e)	10.83	0.24	0.22	0.46	(0.24)	(0.24)	11.05	4.29%		12	1.53	%(g)	2.21%		1.93	%(g)	29.15%
Year ended 05/31/08	10.78	0.28	0.05	0.33	(0.28)	(0.28)	10.83	3.14%		118	1.53	%(g)	2.62%		1.96	%(g)	38.95%
Year ended 05/31/07	10.77	0.29	0.01	0.30	(0.29)	(0.29)	10.78	2.80%		114	1.53	%(g)	2.67%		1.85	%(g)	8.95%
Year ended 05/31/06	11.04	0.28	(0.27)	0.01	(0.28)	(0.28)	10.77	0.12%		153	1.52%		2.59%		1.82%		25.31%
Year ended 05/31/05	11.03	0.26	0.01	0.27	(0.26)	(0.26)	11.04	2.43%		218	1.52%		2.31%		1.81%		21.94%

*	Unaudited

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Net investment income per share is based on average shares outstanding for the year.

(f)	Not Annualized.

(g)	The effect of any custody credit on the ratio is less than 0.01%.

(h)	Annualized.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net
			Realized	Change in						Net	Ratio of		Ratio of Net		Ratio of
			and	Net Asset						Assets	Expenses		Investment		Expenses to
	Net Asset		Unrealized	Value	Dividends		Net Asset			at	to Average		Income		Average
	Value,	Net	Gain	Resulting	from Net		Value,			End of	Net Assets		to		Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Total	End of	Total		Period	After		Average		Before		Turnover
	of Period	Income	Investments	Operations	Income	Dividends	Period	Return(a)		(000’s)	Waiver		Net Assets		Waiver(b)		Rate(c)
Tax-Exempt Limited
Maturity Bond Fund
Institutional Class Shares
Period ended 11/30/09*	$10.26	$0.11	$0.14	$0.25	$(0.11)	$(0.11)	$10.40	2.49	%(f)	$99,452	0.53	%(e)(g)	2.20	%(g)	0.83	%(g)	45.84%
Year ended 05/31/09(d)	10.07	0.27	0.19	0.46	(0.27)	(0.27)	10.26	4.61%		75,564	0.53	%(e)	2.63%		0.87	%(e)	77.20%
Year ended 05/31/08	9.86	0.32	0.21	0.53	(0.32)	(0.32)	10.07	5.41%		61,947	0.53	%(e)	3.15%		0.90	%(e)	119.73%
Year ended 05/31/07	9.86	0.30	—	0.30	(0.30)	(0.30)	9.86	3.05%		59,047	0.53	%(e)	3.01%		0.79	%(e)	13.17%
Year ended 05/31/06	9.98	0.25	(0.12)	0.13	(0.25)	(0.25)	9.86	1.34%		83,198	0.52%		2.53%		0.76%		62.71%
Year ended 05/31/05	10.05	0.20	(0.07)	0.13	(0.20)	(0.20)	9.98	1.34%		110,381	0.52%		2.03%		0.74%		20.26%
Class A Shares
Period ended 11/30/09*	10.27	0.09	0.13	0.22	(0.09)	(0.09)	10.40	2.13	%(f)	929	1.03	%(e)(g)	1.70	%(g)	1.33	%(g)	45.84%
Year ended 05/31/09(d)	10.07	0.22	0.20	0.42	(0.22)	(0.22)	10.27	4.20%		927	1.03	%(e)	2.13%		1.37	%(e)	77.20%
Year ended 05/31/08	9.87	0.27	0.20	0.47	(0.27)	(0.27)	10.07	4.77%		864	1.03	%(e)	2.65%		1.40	%(e)	119.73%
Year ended 05/31/07	9.86	0.25	0.01	0.26	(0.25)	(0.25)	9.87	2.64%		932	1.03	%(e)	2.52%		1.30	%(e)	13.17%
Year ended 05/31/06	9.98	0.20	(0.12)	0.08	(0.20)	(0.20)	9.86	0.84%		650	1.03%		2.05%		1.26%		62.71%
Year ended 05/31/05	10.05	0.15	(0.07)	0.08	(0.15)	(0.15)	9.98	0.84%		411	1.02%		1.53%		1.24%		20.26%
Class C Shares
Period ended 11/30/09*	10.26	0.06	0.13	0.19	(0.06)	(0.06)	10.39	1.88	%(f)	33	1.53	%(e)(g)	1.20	%(g)	1.83	%(g)	45.84%
Year ended 05/31/09(d)	10.07	0.17	0.19	0.36	(0.17)	(0.17)	10.26	3.58%		33	1.52	%(e)	1.64%		1.86	%(e)	77.20%
Year ended 05/31/08	9.86	0.22	0.21	0.43	(0.22)	(0.22)	10.07	4.36%		111	1.53	%(e)	2.15%		1.90	%(e)	119.73%
Year ended 05/31/07	9.86	0.20	—	0.20	(0.20)	(0.20)	9.86	2.03%		107	1.53	%(e)	2.01%		1.79	%(e)	13.17%
Year ended 05/31/06	9.98	0.15	(0.12)	0.03	(0.15)	(0.15)	9.86	0.33%		105	1.53%		1.54%		1.76%		62.71%
Year ended 05/31/05	10.05	0.10	(0.07)	0.03	(0.10)	(0.10)	9.98	0.33%		106	1.53%		1.03%		1.74%		20.26%

*	Unaudited

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)	Net investment income per share is based on average shares outstanding for the year.

(e)	The effect of any custody credit on the ratio is less than 0.01%.

(f)	Not Annualized.

(g)	Annualized.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Period)

			Net
			Realized	Change in							Net	Ratio of				Ratio of
			and	Net Asset		Distributions					Assets	Expenses		Ratio of Net		Expenses to
	Net Asset		Unrealized	Value	Dividends	from Net	Total	Net Asset			at	to Average		Investment		Average
	Value,	Net	Gain	Resulting	from Net	Realized	Dividends	Value,			End of	Net Assets		Income		Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Gain on	and	End of	Total		Period	After		Average		Before		Turnover
	of Period	Income	Investments	Operations	Income	Investments	Distributions	Period	Return(a)		(000’s)	Waiver		Net Assets		Waiver(b)		Rate(c)
National Tax-Exempt Bond Fund
Institutional Class Shares
Period ended 11/30/09*	$9.66	$0.14	$0.22	$0.36	$(0.14)	$—	$(0.14)	$9.88	3.75	%(e)	$92,073	0.53	%(f)(g)	2.85	%(g)	0.83	%(f)(g)	61.30	%(e)
Year ended 05/31/09(d)	9.52	0.29	0.18	0.47	(0.29)	(0.04)	(0.33)	9.66	5.02%		89,520	0.53	%(f)	3.00%		0.83	%(f)	63.91%
Year ended 05/31/08	9.46	0.33	0.11	0.44	(0.33)	(0.05)	(0.38)	9.52	4.82%		81,891	0.53	%(f)	3.52%		0.84	%(f)	143.09%
Year ended 05/31/07	9.48	0.34	(0.01)	0.33	(0.34)	(0.01)	(0.35)	9.46	3.49%		81,317	0.53	%(f)	3.59%		0.77	%(f)	22.17%
Year ended 05/31/06	9.72	0.34	(0.24)	0.10	(0.34)	—	(0.34)	9.48	1.03%		97,896	0.53%		3.52%		0.75%		50.88%
Year ended 05/31/05	9.71	0.34	0.01	0.35	(0.34)	—	(0.34)	9.72	3.62%		122,151	0.52%		3.45%		0.74%		16.69%
Class A Shares
Period ended 11/30/09*	9.68	0.12	0.23	0.35	(0.12)	—	(0.12)	9.91	3.59	%(e)	657	1.03	%(f)(g)	2.35	%(g)	1.33	%(f)(g)	61.30	%(e)
Year ended 05/31/09(d)	9.54	0.24	0.18	0.42	(0.24)	(0.04)	(0.28)	9.68	4.49%		640	1.03	%(f)	2.50%		1.33	%(f)	63.91%
Year ended 05/31/08	9.48	0.29	0.11	0.40	(0.29)	(0.05)	(0.34)	9.54	4.29%		649	1.03	%(f)	3.02%		1.34	%(f)	143.09%
Year ended 05/31/07	9.50	0.30	(0.01)	0.29	(0.30)	(0.01)	(0.31)	9.48	2.97%		821	1.03	%(f)	3.09%		1.27	%(f)	22.17%
Year ended 05/31/06	9.74	0.29	(0.24)	0.05	(0.29)	—	(0.29)	9.50	0.53%		767	1.03%		3.04%		1.25%		50.88%
Year ended 05/31/05	9.73	0.29	0.01	0.30	(0.29)	—	(0.29)	9.74	3.09%		276	1.02%		2.95%		1.24%		16.69%
Class C Shares
Period ended 11/30/09*	9.66	0.09	0.23	0.32	(0.09)	—	(0.09)	9.89	3.37	%(e)	7	1.54	%(f)(g)	1.84	%(g)	1.84	%(f)(g)	61.30	%(e)
Year ended 05/31/09(d)	9.53	0.19	0.16	0.35	(0.18)	(0.04)	(0.22)	9.66	3.75%		7	1.53	%(f)	2.00%		1.83	%(f)	63.91%
Year ended 05/31/08	9.47	0.24	0.11	0.35	(0.24)	(0.05)	(0.29)	9.53	3.78%		108	1.53	%(f)	2.52%		1.84	%(f)	143.09%
Year ended 05/31/07	9.48	0.25	— (h)	0.25	(0.25)	(0.01)	(0.26)	9.47	2.57%		105	1.53	%(f)	2.59%		1.77	%(f)	22.17%
Year ended 05/31/06	9.72	0.24	(0.24)	—	(0.24)	—	(0.24)	9.48	0.03%		151	1.53%		2.52%		1.75%		50.88%
Year ended 05/31/05	9.71	0.24	0.01	0.25	(0.24)	—	(0.24)	9.72	2.59%		177	1.53%		2.45%		1.74%		16.69%

*	Unaudited

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)	The net investment income per share is based on average shares outstanding for the year.

(e)	Not Annualized.

(f)	The effect of any custody credit on the ratio is less than 0.01%.

(g)	Annualized.

(h)	Amount rounds to less than $0.005 or $(0.005).
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Notes to Financial Statements
(Unaudited)
1.	SIGNIFICANT ACCOUNTING POLICIES
PNC Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, (the “1940 Act”), as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of Incorporation of the Company, as amended, authorize the Board of Directors to issue up to thirty billion shares, having a par value of $0.001 per share. The Company is a series mutual fund which currently issues shares of common stock representing interests in ten investment portfolios: Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the “Money Market Funds”), Capital Opportunities Fund and International Equity Fund (the “Equity Funds”), and Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund (the “Bond Funds”), (the Money Market Funds, Equity Funds and Bond Funds collectively, the “Funds”, individually, each a “Fund”).
Each Fund is authorized to issue three classes of shares: Institutional Class Shares, Class A Shares and Class C Shares. Shares of all classes of a Fund represent equal pro rata interests in the Fund and bear the same fees and expenses, except that (i) Class A Shares of the Equity Funds and Bond Funds are subject to maximum front-end sales charges of 4.75% and 4.25%, respectively, (ii) Class C Shares of each Fund are subject to a contingent deferred sales charge (“CDSC”) of 1.00%, and (iii) Class A Shares and Class C Shares of each Fund are subject to distribution and servicing fees payable pursuant to separate Distribution and Services Plans adopted for each such class of shares.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
A)	Security Valuation: Investment securities held by the Money Market Funds are valued under an amortized cost method, which approximates current fair value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuations are performed pursuant to procedures adopted by the Company’s Board of Directors. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

Investments held by the Equity Funds and Bond Funds are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange, including securities traded over-the-counter, are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at fair value in accordance with procedures established by the Board of Directors. The Board of Directors of the Company has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations no longer represent the fair value of the foreign securities held by International Equity Fund and may require fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining such fair value prices, International Equity Fund utilizes data furnished by an independent pricing service. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in mutual funds are valued at the closing net asset value per share on the day of valuation.

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
1.	SIGNIFICANT ACCOUNTING POLICIES — Continued
The inputs and valuation techniques used to measure fair value of the Funds’ net asset are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds’ net assets as of November 30, 2009 is included with each Fund’s Schedule of Portfolio Investments.

B)	Security Transactions and Investment Income: Security transactions are accounted for on the trade date for financial statement preparation purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a fund is notified. All premiums and discounts are amortized or accreted for both financial statement and tax reporting purposes using the effective interest method. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general expenses of the Company are allocated among the Funds based on relative net assets or another reasonable basis. In addition, expenses of a Fund not directly attributable to the operations of a particular class of shares of the Fund are allocated among the separate classes based on the relative net assets of each class. Expenses directly attributable to a particular class of shares of a Fund are charged to the operations of that class.

C)	Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are determined separately for each class of shares of a Fund and are declared daily and paid monthly to shareholders of Money Market Funds and Bond Funds; are declared and paid semi-annually to shareholders of International Equity Fund; and are declared and paid annually to shareholders of Capital Opportunities Fund. Any net realized capital gains are distributed at least annually with regard to the Funds. Each Fund intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

D)	Repurchase Agreements: Each Fund, except Tax-Exempt Money Market Fund, Tax-Exempt Limited Maturity Bond Fund, Maryland Tax-Exempt Bond Fund, and National Tax-Exempt Bond Fund, may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. In the case of Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collateral with a fair value greater than or equal to 102% of the repurchase agreement.

E)	Foreign Securities: Investing in foreign securities is subject to certain risks such as currency exchange rate volatility, possible political, social, or economic instability, foreign taxation and/or differences in auditing and other financial standards. A Fund investing in foreign securities is subject to foreign income taxes by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income. Gains

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
1.	SIGNIFICANT ACCOUNTING POLICIES — Continued
realized upon disposition of certain foreign securities held by a Fund may be subject to capital gains tax in that particular country. The tax on realized gains is paid prior to repatriation of sales proceeds. As applicable, a Fund accrues a deferred tax liability for net unrealized gains on securities subject to a capital gains tax.

F)	Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. A Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G)	Forward Foreign Currency Exchange Contracts: The International Equity Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives and may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and/or to gain exposure to a country’s currency in a situation where the Fund’s equity holdings are underweight relative to the benchmark. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of the Fund’s investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities, but merely establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may also arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contract. See Note 3 for details of forward foreign currency exchange contracts outstanding as of November 30, 2009.

H)	Securities Lending: Pursuant to an agreement with Credit Suisse First Boston, New York Branch (“Credit Suisse”), each Fund except Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund lends its portfolio securities to approved brokers, dealers or other financial institutions to earn additional income. Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% (105% for International Equity Fund) of the value of the securities on loan. However, due to market fluctuations, the value of the securities on loan may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s valuations and the current day’s lending activity. Cash collateral received in connection with securities lending is invested in a joint cash collateral account managed by Credit Suiss that typically invests in certain high quality, liquid securities. Although the collateral mitigates risk, securities lending presents risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. Another risk is that return on invested cash collateral in the joint cash collateral account will result in losses for the Funds. The Company has the right under the securities lending agreement to recover the loaned securities from the borrower on demand.

The return on the cash collateral invested in the joint cash collateral account may result in income, gains or losses for the Funds and the NAV of a Fund will be affected by an increase or decrease in the value of the securities that the joint cash collateral account may be invested in. Each of the Funds participating in securities lending owns a pro-rata portion of the securities in the joint cash collateral account, the values of which are shown in each Fund’s Schedule of Portfolio Investments. The cost basis of the investments in the joint cash collateral account is allocated among the Funds participating in securities lending based upon each Fund’s pro-rata portion of the total market value of securities on loan at November 30, 2009.

At November 30, 2009, the cash collateral received by the Equity Funds participating in the securities lending program was pooled and invested in the security listed below. As of November 30, 2009, none of the Money Market and Bond Funds participated in the securities lending program.

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

	Security
Security	Par	Value
Barclays Capital Markets Repurchase Agreement (dated 11/30/09 to be repurchased at $8,573,033 collateralized by a $8,373,000 (Value $8,744,511) U.S. Government National Security, interest rate 3.625%, due 08/15/19) 0.14%, 12/01/09	$8,573,000	$8,573,000

Total	$8,573,000	$8,573,000

Prior to August 28, 2009, the Company held Atlantic East Funding LLC (“Atlantic East”) in the joint cash collateral account for the Equity and Bond Funds (the “Participating Funds”). The underlying collateral supporting Atlantic East was non-agency residential mortgage-backed securities (“RMBS”). On August 28, 2009, the Company exchanged Atlantic East for the underlying collateral portfolio of RMBS and a small amount of cash. Each RMBS was being fair-valued in accordance with procedures approved by the Board of Directors, as was Atlantic East. Downgrades in the credit ratings assigned to, and deterioration in the fair value of, these RMBS resulted in the value of the joint cash collateral account being less than the collateral owed back to the borrowers.

Beginning on September 10, 2009, the Adviser began selling the RMBS held in the securities lending joint cash collateral account, with the last sale occurring on September 23, 2009. Total proceeds received by the Company upon disposition of the RMBS, including those recovered upon a settlement agreement with a non-affiliate, amounted to approximately $0.70 per $1.00 par value. In addition, an affiliate of the Adviser fulfilled its commitment to reimburse the Participating Funds for a portion of the losses realized upon the disposition of the assets.

Each of the Participating Funds were negatively impacted by the following amounts per share due to the sale of the RMBS:

Fund	NAV Impact
Capital Opportunities Fund	$0.02
International Equity Fund	—
Limited Maturity Bond Fund	0.04
Total Return Bond Fund	0.01
As a result of the pending reorganization between the Funds and Allegiant Funds (See Note 13), the Funds terminated the Securities Lending Management Agreement with Credit Suisse. All securities on loan were returned by borrowers by December 17, 2009.

I)	In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2.	INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS
PNC Capital Advisors, LLC (“PNC Capital” or the “Adviser”), a wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), provides investment advisory and administration services to each Fund pursuant to an Investment Advisory Agreement and an Administration Agreement. On September 29, 2009, PNC Capital Advisors, Inc., the predecessor investment adviser and administrator of the Funds, and Allegiant Asset Management Company, its affiliate, merged into the Adviser. For its services as adviser, PNC Capital receives an advisory fee computed daily (as a percentage of average daily net assets) and payable monthly at an annual rate of:

	Advisory Fee on net	Advisory Fee on net
Fund	assets up to $1 billion	assets over $1 billion
Prime Money Market Fund	0.25%	0.20%
Government Money Market Fund	0.25%	0.20%
Tax-Exempt Money Market Fund	0.25%	0.20%
Capital Opportunities Fund	1.30%	1.20%

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
2.	INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued

	Advisory Fee on net	Advisory Fee on net
Fund	assets up to $1 billion	assets over $1 billion
International Equity Fund	1.22%	0.90%
Limited Maturity Bond Fund	0.35%	0.20%
Total Return Bond Fund	0.35%	0.20%
Maryland Tax-Exempt Bond Fund	0.50%	0.25%
Tax-Exempt Limited Maturity Bond Fund	0.50%	0.25%
National Tax-Exempt Bond Fund	0.50%	0.25%
PNC Capital pays sub-advisory fees for the following Funds to:

Sub-Adviser	Fund		Sub-Advisory Fee
Morgan Stanley Investment Management, Ltd.	International Equity Fund	0.80%	On average net assets of its managed portion up to $25 million
		0.60%	On the second $25 million
		0.50%	On the third $25 million
		0.40%	On average net assets in excess of $75 million
GE Asset Management Inc.	International Equity Fund	0.60%	On average net assets of its managed portion up to $50 million
		0.55%	On the second $50 million
		0.45%	On the third $50 million
		0.40%	On average net assets in excess of $150 million
Effective January 1, 2009, Limited Maturity Bond Fund and Total Return Bond Fund do not have a sub-adviser. Prior to January 1, 2009, Boyd Waterson Asset Management, LLC was the sub-adviser to Limited Maturity Bond Fund and Total Return Bond Fund. PNC Capital paid the sub-advisory fees for their services. A portion of these fees were waived proportionally subject to any management fee waivers that PNC Capital had voluntarily made in order to maintain annual fees and expenses for the Funds at a certain level.
Effective September 30, 2009, PNC Capital began actively managing Capital Opportunities Fund which until then had been sub-advised by Delaware Management Company (“Delaware”). In addition, on September 30, 2009, PNC Capital also began to manage a portion of International Equity Fund which had been managed by Artio Global Management LLC (“Artio”) prior to that date. Both Delaware and Artio were paid sub-advisory fees for their services by PNC Capital.
For its services as Administrator, PNC Capital receives an administration fee computed daily and payable monthly at an annual rate of 0.125% of the average daily net assets of each Fund. Effective February 11, 2008, PNC Capital pays sub-administration fees to PNC Global Investment Servicing (U.S.) Inc. (“PNC G.I.S.”), an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”) and an affiliate of PNC Capital, based on the aggregate net assets of the Funds as follows: 0.01% of the first $3 billion, 0.0075% of the next $2 billion, and 0.0050% of the aggregate net assets in excess of $5 billion plus out-of-pocket expenses.
PNC G.I.S. also receives a fee for its services as accounting and blue sky servicing agent, excluding out of pocket expenses, based on the aggregate net assets of the Funds as follows: 0.02% of the first $3 billion, 0.0175% of the next $2 billion, and 0.0150% of the aggregate net assets in excess of $5 billion.
PNC G.I.S. also receives a fee for its services as transfer agent, based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.
For the six months ended November 30, 2009, PNC G.I.S. earned $426,413 in aggregate fees and expenses from the Funds for services rendered under various agreements described above.
PNC Capital, at its discretion, voluntarily waives a portion of its advisory fees for any Fund and, if necessary, reimburses any Fund’s expenses. For a portion of the year, PNC Capital voluntarily waived investment advisory fees to avoid earning a negative yield on the Money Market Funds. The waivers and reimbursements may be terminated at any time at the option of PNC Capital. PNC Capital may seek reimbursement from a Fund for such waived or reimbursed amounts whenever total operating

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
2.	INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued
expenses fall below the voluntary expense cap prior to the end of the current fiscal year subject to Board approval. For the six months ended November 30, 2009, PNC Capital did not seek reimbursement from any Fund for any waived or reimbursed amounts.
Shares in each Fund are sold on a continuous basis by the Company’s distributor, PNC Fund Distributor, LLC (the “Distributor”), an indirect, wholly-owned subsidiary of The Foreside Financial Group, LLC. The Distributor receives no fee from the Company for these services.
For the six months ended November 30, 2009, the Distributor received $185 front-end sales charges from the sale of Class A Shares of the Equity and Bond Funds and received $239 in CDSC from redemptions of Class C Shares of the Equity and Bond Funds.
The Company has adopted separate Distribution and Services Plans (the “Plans”) with respect to Class A Shares and Class C Shares of the Funds. Pursuant to the Plans, the Company may pay (i) the Distributor or other persons for expenses and activities primarily intended to result in the sale of Class A Shares or Class C Shares, as the case may be, and (ii) service organizations for administrative support services provided to their customers who are the record or beneficial owners of Class A Shares or Class C Shares, as the case may be. Under the Plans, payments for distribution services and expenses may not exceed 0.25% and 0.75% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares, respectively, and payments for administrative support services may not exceed 0.25% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares owned of record or beneficially by customers of service organizations. Effective February 4, 2009, the Money Market Funds no longer participate in the distribution services portion of the Plans and the Adviser voluntarily agreed to reimburse the Money Market Funds for administrative support service fees paid under the Plans.
Each Board of Director member of the Company receives from the Company an annual fee of $28,000, a fee of $2,000 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting attended, and is reimbursed for all out-of-pocket expenses incurred as a Director. The Chairman of the Board of Directors receives an additional annual fee of $10,000 for services in this capacity.
3.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
A summary of forward foreign currency contracts in International Equity Fund which were outstanding at November 30, 2009, is as follows:

					Unrealized
Delivery Dates	Sell		Buy		Appreciation
12/16/2009	USD	2,637,208	EUR	1,757,383	$1,447
12/16/2009	GBP	1,575,000	USD	2,637,208	46,453

					$47,900

Currency Legend

EUR	European Union Euro
GBP	Great Britain Pound Sterling
USD	U.S. Dollar
4.	PURCHASES & SALES OF SECURITIES
For the six months ended November 30, 2009, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

			U.S. Government	U.S. Government
	Purchases	Sales	Purchases	Sales
Capital Opportunities Fund	$35,910,580	$40,577,721	$—	$—
International Equity Fund	88,499,786	125,825,591	—	—
Limited Maturity Bond Fund	20,788,477	14,022,178	17,760,993	10,187,299
Total Return Bond Fund	8,271,158	11,494,861	31,121,972	16,736,938
Maryland Tax-Exempt Bond Fund	30,556,658	19,675,179	—	—
Tax-Exempt Limited Maturity Bond Fund	62,967,780	40,921,196	—	—
National Tax-Exempt Bond Fund	56,675,435	56,262,025	—	—

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
5.	FEDERAL INCOME TAX INFORMATION
Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders, which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for foreign currency transactions, paydowns, losses deferred with respect to wash sales, investments in passive foreign investment companies, gains associated with redemptions in kind, and deemed distributions due to shareholder redemptions. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended May 31, 2006 through 2008) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
The tax character of dividends and distributions paid during the year ended May 31, 2009 were as follows:

	Tax-Exempt	Ordinary	Long-Term	Return of	Total
Fund	Income	Income	Capital Gains	Capital	Distributions
Prime Money Market Fund	$—	$10,985,035	$—	$—	$10,985,035
Government Money Market Fund	—	5,809,035	—	—	5,809,035
Tax-Exempt Money Market Fund	3,059,442	—	—	—	3,059,442
Capital Opportunities Fund	—	—	4,463,251	—	4,463,251
International Equity Fund	—	9,794,027	34,747,682	—	44,541,709
Limited Maturity Bond Fund	—	4,065,533	—	—	4,065,533
Total Return Bond Fund	—	5,685,352	—	—	5,685,352
Maryland Tax-Exempt Bond Fund	1,869,455	16,079	—	—	1,885,534
Tax-Exempt Limited Maturity Bond Fund	1,797,998	—	—	—	1,797,998
National Tax-Exempt Bond Fund	2,547,639	83,770	274,734	—	2,906,143
The tax character of dividends and distributions paid during the year ended May 31, 2008 were as follows:

	Tax-Exempt	Ordinary	Long-Term	Return of	Total
Fund	Income	Income	Capital Gains	Capital	Distributions
Prime Money Market Fund	$—	$39,025,986	$—	$—	$39,025,986
Government Money Market Fund	—	23,726,790	—	—	23,726,790
Tax-Exempt Money Market Fund	7,492,007	—	—	—	7,492,007
Capital Opportunities Fund	—	1,877,116	26,232,463	—	28,109,579
International Equity Fund	—	21,895,354	77,926,940	—	99,822,294
Limited Maturity Bond Fund	—	4,984,737	—	—	4,984,737
Total Return Bond Fund	—	7,155,145	—	—	7,155,145
Maryland Tax-Exempt Bond Fund	1,828,649	—	—	—	1,828,649
Tax-Exempt Limited Maturity Bond Fund	1,861,932	—	—	—	1,861,932
National Tax-Exempt Bond Fund	2,872,366	—	446,362	—	3,318,728

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
The tax-basis components of distributable earnings at May 31, 2009 were as follows:

		Undistributed
	Over-	(Over-
	distributed	distributed)	Undistributed		Unrealized	Capital	Post
	Tax-Exempt	Ordinary	Long-term	Temporary	Appreciation	Loss	October	Paid-in	Net
Fund	Income	Income	Capital Gains	Differences	(Depreciation)*	Carryforwards	Loss**	Capital	Assets
Prime Money Market Fund	$—	$3,573	$—	$—	$—	$(33,297)	$—	$614,743,589	$614,713,865
Government Money Market Fund	—	816	—	—	—	(66,861)	(2,411)	489,316,311	489,247,855
Tax-Exempt Money Market Fund	—	—	—	—	—	(76,534)	—	227,113,449	227,036,915
Capital Opportunities Fund	—	—	—	—	(1,593,047)	—	(14,733,868)	45,779,453	29,452,538
International Equity Fund	—	2,149,074	—	237,130	8,706,370	(10,071,327)	(66,007,040)	209,972,713	144,986,920
Limited Maturity Bond Fund	—	4,463	—	—	2,099,753	(1,913,779)	(423,270)	104,580,493	104,347,660
Total Return Bond Fund	—	(155,697)	146,556	—	2,141,891	—	(1,148,524)	112,861,944	113,846,170
Maryland Tax-Exempt Bond Fund	(210)	—	—	—	1,897,545	(477,855)	(24,314)	66,686,185	68,081,351
Tax-Exempt Limited Maturity Bond Fund	—	—	—	—	1,871,994	(1,346,646)	—	75,999,076	76,524,424
National Tax-Exempt Bond Fund	—	94,183	185,035	—	2,280,932	—	—	87,606,124	90,166,274

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, adjustments due to investments in passive foreign investment companies and marking-to-market §1256 contracts.

**	Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
5.	FEDERAL INCOME TAX INFORMATION — Continued
As of the latest tax year ended May 31, 2009, the Funds had capital loss carryforwards’ available to offset future realized capital gains through the indicated expiration dates:

Expiration date 5/31	2012	2013	2014	2015	2016	2017	Total
Prime Money Market Fund	$—	$—	$—	$—	$(1)	$(33,296)	$(33,297)
Government Money Market Fund	—	—	—	—	—	(66,861)	(66,861)
Tax-Exempt Money Market Fund	(62,963)	—	—	—	—	(13,571)	(76,534)
International Equity Fund	—	—	—	—	—	(10,071,327)	(10,071,327)
Limited Maturity Bond Fund	—	—	(726,803)	(1,186,976)	—	—	(1,913,779)
Maryland Tax-Exempt Bond Fund	(316,435)	—	(161,420)	—	—	—	(477,855)
Tax-Exempt Limited Maturity Bond Fund	—	—	(762,659)	(583,987)	—	—	(1,346,646)
The capital loss carryovers are available to offset possible future capital gains, if any, of the respective funds.
During the year ended May 31, 2009, the following funds utilized capital loss carryforwards to offset capital gains realized.

Limited Maturity Bond Fund	$514,704
Total Return Bond Fund	1,618,518
Maryland Tax-Exempt Bond Fund	62,059
Tax-Exempt Limited Maturity Bond Fund	285,118
6.	LINE OF CREDIT
The Company has established a line of credit with the Funds’ custodian, Fifth Third Bank (“Fifth Third”). The line of credit, which is in an uncommitted aggregate amount of $40 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund’s borrowings under the line of credit exceed 5% of its net assets, that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus 0.50% per annum. During the six months ended November 30, 2009, the following Funds borrowed amounts and paid interest as noted in the table below, which is reflected as a interest expense on the Statements of Operations.

	Average Amount	Interest	Average
	of Borrowing	Paid	Interest Rate
Capital Opportunities Fund	$244,008	$59	0.65%
International Equity Fund	766,938	378	0.65%
Limited Maturity Bond Fund	145,218	64	0.62%
At November 30, 2009, there were no outstanding borrowings against the line of credit:
7.	CUSTODY CREDIT
Fifth Third has agreed with the Company to offset the monthly aggregate invoices for domestic and international equity -custody services by $25,000 per month allocated based on the net assets of each fund. This credit is conditioned on the Company continuing to utilize Fifth Third for all aspects of custodial duties as outlined in the custody agreement.
8.	RESTRICTED SECURITIES
A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser based on procedures established by the Board of Directors. Therefore, not all restricted securities are considered illiquid.

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
8.	RESTRICTED SECURITIES — Continued
At November 30, 2009, the following Funds held restricted securities that were illiquid:

	Acquisition	Acquisition			% of Net
	Date	Cost ($)	Par ($)	Value ($)	Assets
Prime Money Market Fund
BP Capital Markets PLC	12/12/07	10,000,000	10,000,000	10,000,000	1.84%
The FDIC-Citigroup Funding, TLGP	01/23/09	3,500,000	3,500,000	3,500,000	0.65%
The FDIC-General Electric Capital Corp., TLGP	01/05/09	2,000,000	2,000,000	2,000,000	0.37%
The FDIC-Goldman Sachs Group, Inc., TLGP	01/14/09	3,515,884	3,500,000	3,515,884	0.65%

		19,015,884	19,000,000	19,015,884	3.51%

	Acquisition	Acquisition			% of Net
	Date	Cost ($)	Shares	Value ($)	Assets
International Equity Fund
Ukr Telecom	01/16/07	1,077,648	5,189,396	285,261	0.23%

		1,077,648	5,189,396	285,261	0.23%

9.	AFFILIATED ISSUERS
Investments in companies considered to be affiliates of each Fund (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940, as amended) are as follows:

		# Shares			# Shares
		Held at	Gross	Gross	Held at	Value
		Start	Share	Share	End	at End	Investment
Fund	Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income
Capital Opportunities Fund	PNC Prime Money Market Fund	—	1,679,602	(1,131,661)	547,941	$547,941	$23
International Equity Fund	PNC Prime Money Market Fund	—	9,015,554	(7,554,450)	1,461,103	1,461,103	100
Limited Maturity Bond Fund	PNC Prime Money Market Fund	1,915,767	28,539,560	(26,798,993)	3,656,334	3,656,334	874
Total Return Bond Fund	PNC Prime Money Market Fund	964,856	20,344,366	(20,275,055)	1,034,167	1,034,167	513

	Total Affiliated Issuers				6,699,545	$6,699,545	$1,510

10.	CONCENTRATIONS/RISKS
The net asset value per share of Capital Opportunities Fund could fluctuate in price more than most Funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.
Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax. Certain investments owned by the Funds (primarily Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or (for Tax-Exempt Money Market Fund) may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares.

PNC Funds, Inc.
Notes to Financial Statements — Continued
(Unaudited)
11.	TREASURY GUARANTEE PROGRAM
On October 1, 2008, the Board of Directors of the Company approved the participation of each of the Money Market Funds (the “Participating Funds”) in the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program (“Program”) for money market funds. The Program was designed to protect the net asset value of certain shares of a shareholder of record in the Participating Funds at the close of business on September 19, 2008. The number of covered shares was the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Payment would be triggered if a Participating Fund’s net asset value fell below $0.995 and the Fund liquidated. Eligible shareholders would receive a payment from the Program in the amount of the shortfall between the Fund’s net asset value and $1.00 per share for each covered share. Guarantee payments under the Program would not exceed the amount available within the U.S. Department of the Treasury’s Exchange Stabilization Fund on the date of payment. The U.S. Department of Treasury and the Secretary of the Treasury had the authority to use assets from the ESF for purposes other than those of the Program.
The initial period of the Program was from September 19, 2008 through December 18, 2008. The Treasury twice extended the Program from December 19, 2008 through April 30, 2009 (the “Extension Period”) and from May 1, 2009 through September 18, 2009 (the “Final Extension Period”). On December 1, 2008, the Board of Directors approved the Extension Period for each of the Participating Funds in the Program and on April 8, 2009 the Board of Directors approved the Final Extension Period period for each of the Participating Funds in the Program. Each Participating Fund bore the expense of its participation in the Program without regard to any expense caps in place. The fee for participation in the program for the first three months and for both the Extension Period and the Final Extension Period was 0.010% and 0.015%, respectively, of the net asset value of each of the Participating Funds at September 19, 2008. The Program expired on September 18, 2009.
12.	TEMPORARY LIQUIDITY GUARANTEE PROGRAM
The Prime Money Market Fund may also invest in securities issued by certain financial institutions participating in the Temporary Liquidity Guarantee Program (the “TLGP”) adopted by the FDIC. Under the TLGP, the FDIC will guarantee the timely payment of principal and interest of a participating financial institution’s newly-issued senior unsecured debt in the event of a default by such institution. The initial TLGP guaranteed debt issued by participating entities on or after October 14, 2008 through and including June 30, 2009. The guarantee applied through the earlier of the maturity of the debt instrument or June 30, 2012. The FDIC then extended the Debt Guarantee Program (“DGP”) component of the TLGP so that participating financial institutions that had issued FDIC-guaranteed debt on or before April 1, 2009, and other participating entities receiving approval from the FDIC, were permitted to issue FDIC-guaranteed debt through and including October 31, 2009 with the FDIC’s guarantee expiring on the earliest of the debt’s mandatory conversion date (for mandatory convertible debt), the stated maturity date or December 31, 2012. In addition, upon the expiration of the DGP the FDIC has established an Emergency Guarantee Facility for senior unsecured debt issued after October 31, 2009, subject to the FDIC’s prior approval. Debt issued by a participating financial institution under the TLGP is backed by the full faith and credit of the U.S. government and, therefore, will be treated as “government securities” under the 1940 Act.
13.	SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Funds through January 25, 2010, the date the financial statements were issued, and has determined that there were the following subsequent events:
On December 15, 2009, shortly after the close of this semi-annual period, a special meeting of each PNC Fund’s shareholders was convened. Shareholders of all PNC Funds discussed herein, with the exception of PNC Prime Money Market Fund and PNC Government Money Market Fund, approved the merger of the respective PNC Fund into the Allegiant Funds, whereby all of each PNC Fund’s assets and liabilities will be transferred to its respective acquiring Allegiant Fund, as described in detail in the PNC Funds’ Prospectus Supplement dated September 30, 2009. All corresponding investment advisory agreements with PNC Capital Advisors, LLC were also approved. Shareholders of the PNC Funds will become shareholders of the acquiring Allegiant Fund and receive shares of that Fund, the total value of which will be equal to the total value of their shares of the PNC Fund on the date of the merger. After the shares of the Allegiant Fund are transferred, the PNC Fund will cease operations. No sales charges will be imposed on the transfer. The transaction will result in neither a gain nor loss to PNC Fund shareholders for federal income tax purposes. We anticipate that the merger will take place in the first quarter of 2010. In addition, the Board of Trustees of Allegiant Funds approved a name change for Allegiant Funds to PNC Funds which is expected to occur shortly after the merger transaction closes.
The shareholder meeting for PNC Prime Money Market Fund and PNC Government Money Market Fund was adjourned until January 6, 2010, at which time shareholders of these funds approved the proposals as discussed above.

PNC Funds, Inc.
Board Consideration of Advisory Agreements
(Unaudited)
On September 29, 2009, the predecessor investment adviser to the Company, PNC Capital Advisors, Inc. (“PNC Capital”), merged with Allegiant Asset Management Company (“Allegiant”), its affiliate, to form PNC Capital Advisors, LLC (the “Adviser”), a Delaware limited liability company. In anticipation of the business combination, the Board of Directors of the Company (the “Board”), including a majority of the Directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) (the “Independent Directors”), met in person at a meeting on August 12, 2009, and approved an interim investment advisory agreement and a new investment advisory agreement between the Company, on behalf of each fund, and the Adviser. The interim investment advisory agreement (the “Interim Advisory Agreement”) became effective on September 30, 2009. Prior to September 30, 2009, PNC Capital served as the investment adviser to each fund pursuant to an investment advisory agreement entered into on July 19, 2007 with the Company, on behalf of the funds (the “Prior Advisory Agreement”).
In reaching their decision to approve the Interim Advisory Agreement and the New Advisory Agreement, the Directors, including all of the Independent Directors, met at their regular meeting held on August 12, 2009 with management of PNC Capital and Allegiant to discuss the proposed business combination of PNC Capital and Allegiant to form the Adviser.
In the course of their review the Directors, with the assistance of independent counsel, considered their legal responsibilities and reviewed materials received from PNC Capital and Allegiant. The Directors considered whether such approvals would be in the best interests of each PNC fund and its shareholders, focusing primarily on the nature and quality of the services to be provided by the Adviser and the overall fairness of the Interim Advisory Agreement and the New Advisory Agreement. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Directors considered that the Interim Advisory Agreement and the New Advisory Agreement were substantially identical in all material respects to the Prior Advisory Agreement, that there will be no changes in the advisory fees, and that the advisory fees will be held in escrow pending approval of the New Advisory Agreement. The Directors also considered the material terms of the business combination of PNC Capital and Allegiant that would impact the funds, including but not limited to the changes to the portfolio management of the Capital Opportunities Fund and the International Equity Fund; the proposed merger of the PNC Funds into and with the Allegiant Funds; and that the PNC Funds would not bear any expenses related to the business combination of PNC Capital and Allegiant, including expenses related to the proxy statement.
With respect to the nature, extent and quality of advisory services provided by the Adviser under the New Advisory Agreement, the Directors considered that the New Advisory Agreement provided for the same services, and contained the same terms and conditions as the Prior Advisory Agreement and the Interim Advisory Agreement. They also considered the Adviser’s investment management style, experience and staffing of the portfolio management and investment research personnel dedicated to performing services for the funds. The Directors reviewed the changes to the portfolio management, research and trading personnel as a result of the business combination of PNC Capital and Allegiant which would provide the funds with a greater depth of portfolio management and research services and expertise. The Directors also considered the changes that PNC Capital and Allegiant proposed to make to the portfolio management of the Capital Opportunities Fund formerly sub-advised by Delaware Management Company (“Delaware”) and a portion of the International Equity Fund’s portfolio formerly sub-advised by Artio Global Management LLC (“Artio”) and reviewed the investment strategy and process and the composite investment performance of the new proposed portfolio management and research teams for these funds. The Directors also considered the Adviser’s compliance program and its procedures and noted that PNC Capital and Allegiant had the same chief compliance officer and compliance staff overseeing the firm’s respective programs and would continue to oversee the Adviser’s compliance program following the business combination, including the Adviser’s disaster recovery plan, code of ethics and proxy voting policies and procedures. The Directors confirmed that there were no pending litigation or regulatory actions against PNC Capital or Allegiant that would adversely affect or prohibit the Adviser’s services to the funds. Based on this review, the Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the funds.
With respect to the advisory fees to be paid to the New Advisory Agreement, the Directors considered that the New Advisory Agreement had the same advisory fees as the Prior Advisory Agreement and the Interim Advisory Agreement. The Directors noted that they had reviewed and considered the advisory fees paid to PNC Capital under the Prior Advisory Agreement at their meeting on May 15, 2009, including the breakpoints in the advisory fee schedules for the funds that reduce the Adviser’s fee rate on assets above a specified level for each fund.
The Directors also considered the annualized performance of each non-money market fund for the one-, three-, five- and ten-year periods ended June 30, 2009 (if applicable) in comparison to the respective Morningstar category averages, and the annualized performance of each money market fund for the one-, three-, five- and ten-year periods ended June 30, 2009 to the applicable money market universe average published by iMoneyNet. In addition to the performance information received by the Directors for the meeting, the Directors routinely receive detailed performance information for the funds at other regular board meetings during the year at which each fund’s investment performance is compared to the respective Lipper,

PNC Funds, Inc.
Board Consideration of Advisory Agreements — Continued
(Unaudited)
Morningstar, iMoneyNet peer groups (if applicable to each fund), benchmark indices and peer groups of mutual funds with similar investment objectives individually selected by the portfolio management teams. The Directors recognized the portfolio management for the Capital Opportunities Fund and International Equity Fund will be different as a result of the business combination of PNC Capital and Allegiant, and that for purpose of approving the New Advisory Agreement, the past performance information for these funds may not be relevant.
Capital Opportunities Fund. Prior to September 30, 2009 the fund was sub-advised by Delaware. On September 30, 2009, the Adviser began managing the fund directly. The Directors reviewed the fund’s performance compared to that of the Morningstar category of small-cap blend funds for the periods ended June 30, 2009. The comparative information showed that the fund outperformed the average performance of the Morningstar category for three-month, year-to-date and one-year periods, but underperformed the category average for the three- and five-year periods. The Directors concluded that the fund’s performance was satisfactory.
International Equity Fund. A portion of the fund’s portfolio is sub-advised by Morgan Stanley Investment Management and GE Asset Management Inc. On September 30, 2009, the Adviser began managing the portions of the fund’s portfolio previously sub-advised by Artio. The Directors reviewed the fund’s performance compared to that of the Morningstar category of foreign large-cap blend funds for the periods ended June 30, 2009. The comparative information showed that the fund outperformed the average performance of the Morningstar category for the one-, three- and ten-year periods, but had underperformed the category average for the three month, year-to-date and five-year periods. The Directors concluded that the fund’s performance was satisfactory.
Limited Maturity Bond Fund. The Directors reviewed the fund’s performance compared to that of the Morningstar category of short-term bond funds for the periods ended June 30, 2009. The comparative information showed that the fund outperformed the average performance of the Morningstar category for the one-, three-, five- and ten-year periods and underperformed the category average for the year-to-date period. The Directors concluded that the performance was satisfactory.
Total Return Bond Fund. The Directors reviewed the fund’s performance compared to that of the Morningstar category of intermediate-term bond funds for the periods ended June 30, 2009. The comparative information showed that the fund outperformed the category average for the one- and three-year periods and had underperformed for the five-year period. The Directors concluded that the performance was satisfactory.
Maryland Tax-Exempt Bond Fund. The Directors reviewed the fund’s performance compared to that of the Morningstar category of municipal single state intermediate-term bond funds for the periods ended June 30, 2009. The comparative information showed that the fund outperformed the average performance of the Morningstar category for the one-, three-, five- and ten-year periods and underperformed the category average for the year-to-date period. The Directors concluded that the fund’s performance was satisfactory.
Tax-Exempt Limited Maturity Bond Fund. The Directors reviewed the fund’s performance compared to that of the Morningstar category of national short-term municipal bond funds for the periods ended June 30, 2009. The comparative information showed that the fund outperformed the average performance of the Morningstar category, for the one-, three-, five- and ten-year periods and underperformed the category average for the year-to-date period. The Directors concluded that the fund’s performance was satisfactory.
National Tax-Exempt Bond Fund. The Directors reviewed the fund’s performance compared to that of the Morningstar category of national municipal intermediate-term bond funds for the periods ended June 30, 2009. The comparative information showed that the fund outperformed the average performance of the Morningstar category, for the one-, three- and five-year periods and underperformed the category average for the year-to-date and 10 year periods. The Directors concluded that the fund’s performance was satisfactory.
Prime Money Market Fund. The Directors reviewed the fund’s performance compared to that of the iMoneyNet prime category for all money market funds for the periods ended June 30, 2009. The comparative information showed that the fund outperformed the average performance of the iMoneyNet category for the one-, three-, five- and ten-year periods and underperformed the category average for the year-to-date period. The Directors concluded that the fund’s performance was satisfactory.
Government Money Market Fund. The Directors reviewed the fund’s performance compared to that of the iMoneyNet government category for all money market funds for the periods ended June 30, 2009. The comparative information showed that the fund outperformed the average performance of the iMoneyNet category for the year-to-date, one-, three-, five- and ten-year periods. The Directors concluded that the fund’s performance was satisfactory.

PNC Funds, Inc.
Board Consideration of Advisory Agreements — Continued
(Unaudited)
Tax-Exempt Money Market Fund. The Directors reviewed the fund’s performance compared to that of the iMoneyNet tax-free category of all money market funds for the periods ended June 30, 2009. The comparative information showed that the fund outperformed the average performance of the iMoneyNet category for the five- and ten-year periods, was the same as the category average for the three-year period and underperformed the category average for the year-to-date period. The Directors concluded that the fund’s performance was satisfactory.
With respect to the advisory fees to be paid to the New Advisory Agreement, the Directors considered that the New Advisory Agreement had the same advisory fees as the Prior Advisory Agreement and the Interim Advisory Agreement. The Directors noted that they had reviewed the advisory fees paid to PNC Capital under the Prior Advisory Agreement at their meeting on May 15, 2009 and that there were no changes to the advisory fees paid to PNC Capital since that meeting. The Directors also noted that the combined entity would present the funds with an expanded infrastructure and wider platform of qualified and experienced staff with no increase in fees. At their meeting on May 15, 2009, the Directors had reviewed the contractual advisory fees and voluntary fee waivers for each fund and the total expenses for the A, C and Institutional share classes of each fund as compared to the advisory fees (before and after waivers) and total expense ratio of the representative Lipper category for each fund. The Directors considered that PNC Capital was willing to voluntarily waive its fee and reimburse expenses if each fund’s total expenses exceeded the amount disclosed in the prospectus. The Directors also considered the breakpoints in the advisory fee schedules for the funds that reduce the Adviser’s fee rate on assets above a specified level for each fund. The Directors recognized that it is difficult to assess breakpoints because, within the mutual fund industry as a whole, there is no uniformity or pattern in the fees or asset levels at which breakpoints (if any) are set. Because different advisers have different cost structures and service models, there are variations in the services that are included in the fees paid by other similar mutual funds which make it difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The Directors noted PNC Capital’s willingness to adjust existing breakpoints in appropriate circumstances. The discussion below reflects the advisory fees and total expenses of each fund’s Institutional Class compared with the advisory fees and total expenses of such fund’s respective Lipper category at the Board meeting on May 15, 2009.
Capital Opportunities Fund. The Directors compared the fund’s 1.30% annual advisory fee to fees charged by the Lipper category of 460 small-cap core institutional or no-load mutual funds and considered that the fee was higher than the 0.77% average fee, but lower then the highest fee of 4.01%. The Directors also compared the annual advisory fee of 1.02% after PNC Capital’s voluntary waivers to the average of the Lipper category’s net advisory fees collected and noted that the fund’s fee was higher than the category’s average, which was negative (1.07%), but lower than the highest net fee of 4.01%. PNC Capital noted that the negative average was due to some of the funds in this Lipper category receiving reimbursements from their respective investment advisers. The Directors noted that the fund’s total annual expense ratio of 1.26% was higher than the category’s average of 1.13%, but lower than the highest expense ratio of 4.01%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.
International Equity Fund. The Directors compared the fund’s 1.22% annual advisory fee to fees charged by the Lipper category of 64 international multi-cap value institutional or no-load mutual funds and noted that the fund’s fee was higher than the 0.80% average fee and the same as the highest fee. The Directors also compared the annual advisory fee of 1.05%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was higher than the category’s 0.37% average, but lower than the highest net fee of 1.15%. The Directors noted that the fund’s advisory fee was higher than the Lipper category average and that PNC Capital attributed this to the fund’s portfolio being actively managed by three separate sub-advisers. The Directors noted that the fund’s total annual expense ratio of 1.27% was higher than the category’s average of 1.10%, but lower than the highest expense ratio of 1.85%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.
Limited Maturity Bond Fund. The Directors compared the fund’s 0.35% annual advisory fee to fees charged by the Lipper category of 70 short-intermediate investment grade debt institutional or no-load mutual funds and considered that the fee was lower than the 0.41% average fee. The Directors also compared the annual advisory fee of 0.23%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was lower than the category’s 0.33% average. The Directors noted that the fund’s Institutional Class total annual expense ratio of 0.53% was lower than the category’s 0.69% average fee. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.
Total Return Bond Fund. The Directors compared the fund’s 0.35% annual advisory fee to fees charged by the Lipper category of 72 corporate debt funds A-rated institutional or no-load mutual funds and considered that the fee was lower than the 0.43% average fee. The Directors also compared the annual advisory fee of 0.25%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was lower than the category’s 0.27% average. The Directors noted that the fund’s total annual expense ratio of 0.53% was lower than the category’s 0.75% average fee. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.

PNC Funds, Inc.
Board Consideration of Advisory Agreements — Continued
(Unaudited)
Maryland Tax-Exempt Bond Fund. The Directors compared the fund’s 0.50% annual advisory fee to fees charged by the Lipper category of 8 Maryland municipal debt institutional or no-load mutual funds and considered that the fee was higher than the 0.44% average fee, but lower than the highest fee of 0.55%. The Directors also compared the annual advisory fee of 0.07%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was lower than the category’s 0.34% average. The Directors noted that the fund’s total annual expense ratio of 0.53% was lower than the category’s average of 0.58%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.
Tax-Exempt Limited Maturity Bond Fund. The Directors compared the fund’s 0.50% annual advisory fee to fees charged by the Lipper category of 15 short-intermediate municipal debt institutional or no-load mutual funds and considered that the fee was higher than the 0.36% average fee and the same as the highest fee. The Directors also compared the annual advisory fee of 0.13%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was lower than the category’s 0.23% average. The Directors noted that the fund’s total annual expense ratio of 0.53% was slightly lower than the category’s average of 0.54%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.
National Tax-Exempt Bond Fund. The Directors compared the fund’s 0.50% annual advisory fee to fees charged by the Lipper category of 68 general municipal debt institutional or no-load mutual funds and considered that the fee was higher than the 0.41% average fee, but lower than the highest fee of 0.80%. The Directors also compared the annual advisory fee of 0.19%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was lower than the category’s 0.32% average. The Directors noted that the fund’s total annual expense ratio of 0.53% was lower than the category’s average of 0.55%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.
Prime Money Market Fund. The Directors compared the fund’s 0.25% annual advisory fee to fees charged by the Lipper category of 512 money market institutional or no-load mutual funds and considered that the fee was slightly higher than the 0.24% average fee, but lower than the highest fee of 1.10%. The Directors also compared the annual advisory fee of 0.22%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was higher than the category’s average fee, which was negative (2.76%), but lower than the highest net fee of 0.80%. PNC Capital noted that the negative average was due to some of the funds in this Lipper category receiving reimbursements from their respective investment advisers. The Directors noted that the fund’s total annual expense ratio of 0.40% was lower than the category’s average of 0.49%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.
Government Money Market Fund. The Directors compared the fund’s 0.25% annual advisory fee to fees charged by the Lipper category of 159 U.S. government money market institutional or no-load mutual funds and considered that the fee was higher than the 0.18% average fee, but lower than the highest fee of 0.55%. The Directors also compared the annual advisory fee of 0.22%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was higher than the category’s 0.13% average, but lower than the highest net fee of 0.55%. The Directors noted that the fund’s total annual expense ratio of 0.40% was slightly higher than the category’s average of 0.38%, but lower than the highest expense ratio of 1.05%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.
Tax-Exempt Money Market Fund. The Directors compared the fund’s 0.25% annual advisory fee to fees charged by the Lipper category of 132 tax-exempt money market institutional or no-load mutual funds and considered that the fee was lower than the 0.32% average fee. The Directors also compared the annual advisory fee of 0.19%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was higher than the category’s 0.14% average, but lower than the highest net fee of 0.50%. The Directors noted that the fund’s total annual expense ratio of 0.40% was slightly higher than the category’s average of 0.39%, but lower than the highest expense ratio of 1.09%. The Directors concluded that the fund’s advisory fees were within the range of fees charged to comparable mutual funds.
Based on its evaluation of all material factors, including those described above, the Directors concluded that the terms of the New Advisory Agreement are reasonable and fair and that the approval of the New Advisory Agreement is in the best interests of the funds and their shareholders.

PNC Funds, Inc.
Shareholder Expense Example
(Unaudited)
As a shareholder of the Company, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Company and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 through November 30, 2009.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this year.

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account Value	Account Value	Period*	During Period
	6/1/09	11/30/09	6/1/09 – 11/30/09	6/1/09 – 11/30/09
Prime Money Market
Class I	$1,000.00	$1,000.30	$1.65	0.33%
Class A	$1,000.00	$1,000.24	$1.70	0.34%
Class C	$1,000.00	$1,000.25	$1.70	0.34%
Government Money Market
Class I	$1,000.00	$1,000.24	$1.20	0.24%
Class A	$1,000.00	$1,000.24	$1.20	0.24%
Class C	$1,000.00	$1,000.77	$1.20	0.24%
Tax-Exempt Money Market
Class I	$1,000.00	$1,000.25	$1.76	0.35%
Class A	$1,000.00	$1,000.24	$1.75	0.35%
Class C	$1,000.00	$1,001.18	$1.81	0.36%
Capital Opportunities
Class I	$1,000.00	$1,183.42	$7.01	1.28%
Class A	$1,000.00	$1,180.81	$9.73	1.78%
Class C	$1,000.00	$1,178.29	$12.45	2.28%
International Equity
Class I	$1,000.00	$1,155.69	$6.92	1.28%
Class A	$1,000.00	$1,153.48	$9.61	1.78%
Class C	$1,000.00	$1,149.86	$12.29	2.28%
Limited Maturity
Class I	$1,000.00	$1,045.69	$2.72	0.53%
Class A	$1,000.00	$1,042.15	$5.27	1.03%
Class C	$1,000.00	$1,040.61	$7.83	1.53%
Total Return Bond
Class I	$1,000.00	$1,079.07	$2.76	0.53%
Class A	$1,000.00	$1,076.38	$5.36	1.03%
Class C	$1,000.00	$1,073.83	$7.95	1.53%
Maryland Tax Exempt Bond
Class I	$1,000.00	$1,029.42	$2.70	0.53%
Class A	$1,000.00	$1,025.94	$5.23	1.03%
Class C	$1,000.00	$1,024.25	$7.76	1.53%

PNC Funds, Inc.
Shareholder Expense Example — Continued
(Unaudited)

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account Value	Account Value	Period*	During Period
	6/1/09	11/30/09	6/1/09 – 11/30/09	6/1/09 – 11/30/09
Tax Exempt Limited Maturity Bond
Class I	$1,000.00	$1,024.88	$2.69	0.53%
Class A	$1,000.00	$1,021.28	$5.22	1.03%
Class C	$1,000.00	$1,018.75	$7.74	1.53%
National Tax Exempt Bond
Class I	$1,000.00	$1,037.47	$2.71	0.53%
Class A	$1,000.00	$1,035.88	$5.26	1.03%
Class C	$1,000.00	$1,033.73	$7.85	1.54%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account Value	Account Value	Period*	During Period
	6/1/09	11/30/09	6/1/09 – 11/30/09	6/1/09 – 11/30/09
Prime Money Market
Class I	$1,000.00	$1,023.41	$1.67	0.33%
Class A	$1,000.00	$1,023.36	$1.72	0.34%
Class C	$1,000.00	$1,023.36	$1.72	0.34%
Government Money Market
Class I	$1,000.00	$1,023.87	$1.22	0.24%
Class A	$1,000.00	$1,023.87	$1.22	0.24%
Class C	$1,000.00	$1,023.87	$1.22	0.24%
Tax-Exempt Money Market
Class I	$1,000.00	$1,023.31	$1.78	0.35%
Class A	$1,000.00	$1,023.31	$1.78	0.35%
Class C	$1,000.00	$1,023.26	$1.83	0.36%
Capital Opportunities
Class I	$1,000.00	$1,018.65	$6.48	1.28%
Class A	$1,000.00	$1,016.14	$9.00	1.78%
Class C	$1,000.00	$1,013.64	$11.51	2.28%
International Equity
Class I	$1,000.00	$1,018.65	$6.48	1.28%
Class A	$1,000.00	$1,016.14	$9.00	1.78%
Class C	$1,000.00	$1,013.64	$11.51	2.28%

PNC Funds, Inc.
Shareholder Expense Example — Continued
(Unaudited)

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account Value	Account Value	Period*	During Period
	6/1/09	11/30/09	6/1/09 – 11/30/09	6/1/09 – 11/30/09
Limited Maturity
Class I	$1,000.00	$1,022.41	$2.69	0.53%
Class A	$1,000.00	$1,019.90	$5.22	1.03%
Class C	$1,000.00	$1,017.40	$7.74	1.53%
Total Return Bond
Class I	$1,000.00	$1,022.41	$2.69	0.53%
Class A	$1,000.00	$1,019.90	$5.22	1.03%
Class C	$1,000.00	$1,017.40	$7.74	1.53%
Maryland Tax Exempt Bond
Class I	$1,000.00	$1,022.41	$2.69	0.53%
Class A	$1,000.00	$1,019.90	$5.22	1.03%
Class C	$1,000.00	$1,017.40	$7.74	1.53%
Tax Exempt Limited Maturity Bond
Class I	$1,000.00	$1,022.41	$2.69	0.53%
Class A	$1,000.00	$1,019.90	$5.22	1.03%
Class C	$1,000.00	$1,017.40	$7.74	1.53%
National Tax Exempt Bond
Class I	$1,000.00	$1,022.41	$2.69	0.53%
Class A	$1,000.00	$1,019.90	$5.22	1.03%
Class C	$1,000.00	$1,017.35	$7.79	1.54%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

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For more information
Proxy Voting Policies and Procedures
Federal law requires the Company, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-551-2145, (ii) on the Fund’s website at www.pncfunds.com, or (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Information regarding how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 800-551-2145, and on the SEC’s website at http://www.sec.gov.
Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q’s are available on the SEC’s website at www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, DC. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.
Investment Adviser and Administrator:
PNC Capital Advisors, LLC
Baltimore, Maryland
Custodian:
The Fifth Third Bank
Cincinnati, Ohio
Transfer Agent:
PNC Global Investment Servicing (U.S.) Inc.
Pawtucket, RI
Distributor:
PNC Fund Distributor, LLC
Boston, Massachusetts
This report is submitted for the general information of the shareholders of the PNC Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the funds which contain information concerning the Fund’s investment policies and expenses as well as other pertinent information.
Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by PNC Capital Advisors, Inc. or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.

Item 2. Code of Ethics.
Not applicable — only for annual reports
Item 3. Audit Committee Financial Expert.
Not applicable — only for annual reports
Item 4. Principal Accountant Fees and Services.
Not applicable — only for annual reports
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Shareholders may recommend candidates for Board positions by forwarding their correspondence by mail or courier to the Company’s Secretary for the attention of the Chairman of the Nominating and Compensation Committee, PNC Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201. Suggestions for candidates must include a resume of the candidate.
Item 11. Controls and Procedures.
(a)	The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	At the date of filing this Form N-CSR, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable — only for annual reports

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	PNC Funds, Inc.

By (Signature and Title)*	/s/ Kevin A. McCreadie

Kevin A. McCreadie, President and Principal Executive Officer
(principal executive officer)

Date	February 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie

Kevin A. McCreadie, President and Principal Executive Officer
(principal executive officer)

Date	February 2, 2010

By (Signature and Title)*	/s/ Jennifer E. Spratley

Jennifer E. Spratley, Treasurer and Principal Financial Officer
(principal financial officer)

Date	February 2, 2010

*	Print the name and title of each signing officer under his or her signature.